Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT VIR BIOTECHNOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Definitive COLLABORATION AGREEMENT

By and Between

Glaxo Wellcome UK Limited;

And

Vir Biotechnology, Inc.

Table of Contents

Page

ARTICLE 1	DEFINITIONS	2
ARTICLE 2	EFFECTIVENESS; OVERVIEW; EXCLUSIVITY	26
2.1	Effectiveness of the Agreement	26
2.2	Overview	26
2.3	Collaboration Program Leads	27
2.4	Exclusivity Obligations	27
2.5	Compassionate Use Programs.	30
2.6	Parties’ Assets	30
2.7	Compliance with Applicable Law	31
ARTICLE 3	MANAGEMENT OF THE COLLABORATION	31
3.1	Joint Steering Committee	31
3.2	Joint Research and Development Committee	32
3.3	Joint Commercialization Committee	34
3.4	Joint Patent Committee	35
3.5	Joint Manufacturing Committee	35
3.6	Financial Working Group	36
3.7	Other Subcommittees	37
3.8	Membership, Meetings and Meeting Minutes	37
3.9	Decision-Making	38
3.10	Alliance Managers	40
3.11	Most Conservative Approach and Internal Policies	41
ARTICLE 4	INFLUENZA PROGRAM	41
4.1	General	41

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4.2	GSK’s Option to VIR-2482	41
4.3	VIR-2482XX2 and Other VIR Influenza mAbs	42
ARTICLE 5	EXPANDED FUNCTIONAL GENOMICS PROGRAM	43
5.1	General	43
5.2	Pre-Expanded Functional Genomics Target Selection	43
5.3	Screening Data	43
5.4	Selection of Expanded Functional Genomics Targets	44
5.5	Independent Programs	44
5.6	Rejected Targets	44
5.7	Database Technology	45
ARTICLE 6	ADDITIONAL PATHOGEN PROGRAMS	45
6.1	General	45
6.2	Selection of Additional Pathogen	45
6.3	Selection of Program mAbs	46
ARTICLE 7	DEVELOPMENT ACTIVITIES; OPT-OUT OPTIONS	46
7.1	Development Plans	46
7.2	Development Efforts	48
7.3	Development Records; Exchange of Information	48
7.4	Performance by Affiliates; Subcontracting	48
7.5	Clinical Studies	49
7.6	Rights to Opt-Out	50
ARTICLE 8	REGULATORY ACTIVITIES	54
8.1	Generally	54
8.2	Meetings and Communications	54
8.3	Regulatory Submissions	54

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8.4	Exchange of Development Data	55
8.5	Lead Party Opt-Out	55
ARTICLE 9	COMMERCIALIZATION	56
9.1	General	56
9.2	[***]	56
9.3	Commercialization Plan	56
9.4	Commercialization Efforts	57
9.5	Right to Subcontract Commercialization Activities; Distribution	57
9.6	Commercialization Reports	57
9.7	GSK Opt-Out	57
ARTICLE 10	PHARMACOVIGILANCE AND MEDICAL AFFAIRS	57
10.1	Pharmacovigilance Technical Agreement	57
10.2	Costs	57
10.3	Medical Inquiries	58
ARTICLE 11	FINANCIAL PROVISIONS	58
11.1	Upfront Payment	58
11.2	Option Exercise Fee	58
11.3	Milestone Payments	58
11.4	Development Costs	59
11.5	Profit/Loss Sharing	59
11.6	[***]	59
11.7	Reconciliation Procedures	59
11.8	Opt-Out Royalties and Payments	62
11.9	Third Party Technologies and [***]	62
11.10	Audits	64

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11.11	Tax Matters	64
11.12	General Payment Terms	66
11.13	Blocked Payments	66
11.14	Reporting; Financial Records	66
11.15	[***]	67
11.16	Resolution of Financial Disputes	67
11.17	Specific Finance Disputes	67
ARTICLE 12	LICENSES	67
12.1	Collaboration Programs	67
12.2	Following Opt-Out Option	68
12.3	Rejected Collaboration Product License	69
12.4	Sublicenses	70
12.5	Licensing Program Technology	70
12.6	No Implied Licenses	70
12.7	Retained Rights	70
12.8	Rights in Bankruptcy	70
12.9	Existing Third Party Agreements	71
ARTICLE 13	MANUFACTURING AND SUPPLY	71
13.1	General	71
13.2	Manufacturing Party	71
13.3	Collaboration Programs	71
13.4	Transition of Manufacturing and Supply	73
ARTICLE 14	SCIENTIFIC PUBLICATIONS AND PRESENTATIONS	73
14.1	Research and Pre-Clinical Publications	73
14.2	Clinical Development Publications	73

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14.3	Review by the Parties	74
14.4	Third Parties	74
14.5	Lead Party Publication	74
14.6	Publication after Opt-Out	75
ARTICLE 15	MATERIALS TRANSFER; INTELLECTUAL PROPERTY; INFORMATION TECHNOLOGY	75
15.1	Materials Transfer	75
15.2	Ownership of Intellectual Property	77
15.3	Prosecution, Maintenance and Defense	78
15.4	Enforcement Rights	80
15.5	Joint Patent Committee	82
15.6	Third Party Technologies	82
15.7	Infringement Claims by Third Parties	82
15.8	Product Marks	83
15.9	Information Technology Requirements	84
ARTICLE 16	TERM AND TERMINATION	84
16.1	Term	84
16.2	Mutual Termination	85
16.3	Termination for Cause	85
16.4	Termination for Insolvency	86
ARTICLE 17	EFFECTS OF EXPIRATION OR TERMINATION	86
17.1	Accrued Obligations	86
17.2	Effects of Termination by Mutual Agreement	86
17.3	Effects of Termination for Material Breach or Insolvency	86
17.4	Other Termination Consequences	87

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17.5	Survival	88
17.6	Termination Not Sole Remedy	88
ARTICLE 18	CONFIDENTIALITY	88
18.1	Confidentiality	88
18.2	Authorized Disclosure	89
18.3	Injunctive Relief	90
18.4	Return of Confidential Information	90
18.5	Press Releases and Other Public Statements	90
ARTICLE 19	REPRESENTATIONS AND WARRANTIES AND COVENANTS	91
19.1	Mutual Representations and Warranties	91
19.2	Representations and Warranties of Vir (Existing Influenza Program mAbs)	93
19.3	[***] Representations, Warranties and Covenants	95
19.4	Post-Closing Covenants	95
19.5	[***]	96
19.6	Disclaimer of Warranty	96
ARTICLE 20	INDEMNIFICATION	96
20.1	Indemnification	96
20.2	Insurance	97
20.3	LIMITATION OF CONSEQUENTIAL DAMAGES	98
ARTICLE 21	ANTI-BRIBERY AND ANTI-CORRUPTION	98
ARTICLE 22	MISCELLANEOUS	98
22.1	Dispute Resolution	98
22.2	Equitable Relief	99
22.3	Governing Law	99
22.4	Assignment	99

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22.5	Change of Control of Vir	99
22.6	Force Majeure	100
22.7	Notices	100
22.8	Export Clause	101
22.9	Waiver	101
22.10	Severability.	101
22.11	Entire Agreement; Amendments	101
22.12	Independent Contractors	102
22.13	Headings	102
22.14	Further Actions	102
22.15	Books and Records	102
22.16	Construction of Agreement	102
22.17	Supremacy	102
22.18	Counterparts	103
22.19	No Third Party Beneficiaries	103

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SCHEDULES

Schedule 1.88 Existing Third Party Agreements

Schedule 1.99 Financial Schedule

Schedule 1.125 GSK Specified Internal Policies

Schedule 1.135 Influenza Product Criteria

Schedule 1.274 Sequences of Vir-2482 and Vir-2482XX2

Schedule 4.1 Vir-2482 & Vir-2482XX2 Clinical Development Plans

Schedule 4.2.1 Vir-2482 Option Data Package

Schedule 5.1 Expanded Functional Genomics Program Flow Chart

Schedule 6.1 [***]

Schedule 6.2.1 Listed Target Pathogens

Schedule 7.6.5 Animal Welfare

Schedule 10.1 Key Terms for Pharmacovigilance Technical Agreement

Schedule 11.3.2 [***]

Schedule 11.8.2 Royalties Following Opt-Out

Schedule 11.8.3 [***]

Schedule 11.9.1 Existing Third Party Payment Obligations

Schedule 13.3.2 [***]

Schedule 15.1.1 Form of Material Transfer Record

Schedule 22.1 Arbitration

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Definitive COLLABORATION AGREEMENT

This Definitive Collaboration Agreement (“Agreement”) is made and entered into as of May 18, 2021 (“Execution Date”), by and between Glaxo Wellcome UK Limited, a private company limited by shares organized under the laws of England having an office at 980 Great West Road, Brentford, Middlesex TW8 9GS, England, registered under company number 00480080 (“GSK”), and Vir Biotechnology, Inc., a Delaware corporation having an office at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (“Vir”). GSK and Vir are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

BACKGROUND

WHEREAS, GSK, among other things, conducts programs to discover, develop, manufacture and commercialize innovative pharmaceutical medicines, vaccines and consumer healthcare products;

WHEREAS, Vir, among other things, conducts programs to develop and commercialize therapeutic products for the treatment and prevention of serious infectious diseases;

WHEREAS, GSK, together with an Affiliate, entered into a Definitive Collaboration Agreement with Vir on June 9, 2020, for the development and commercialization of certain products for diseases caused by SARS-COV-2 and other Coronaviruses (as defined below) (the “Existing Collaboration Agreement”);

WHEREAS, an Affiliate (as defined below) of GSK and Vir have entered into a new Stock Purchase Agreement, dated February 14, 2021 (the “SPA”), pursuant to which it has purchased certain additional voting shares of Vir;

WHEREAS, concurrent with the SPA, GSK and Vir entered into a binding Preliminary Collaboration Agreement, dated February 14, 2021 (the “PCA Execution Date,”, as amended by the waiver and extension agreement dated as of May 16, 2021, and such agreement, the “Preliminary Collaboration Agreement”), outlining the transactions contemplated therein, which include (a) an antibody program directed towards Influenza Viruses (as defined below), (b) functional genomics approaches to Respiratory Viral Diseases (as defined below), and (c) antibody programs directed towards additional pathogens, each, as further described below;

WHEREAS, as contemplated under the Preliminary Collaboration Agreement, GSK and Vir desire to enter into this Agreement containing a more detailed set of terms governing the collaboration established under the Preliminary Collaboration Agreement, consistent with the terms and conditions set forth therein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

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ARTICLE 1
Definitionstc "ARTICLE 1 DEFINITIONS"

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1 “Accounting Standards” means, with respect to GSK, IFRS, and with respect to Vir, GAAP, in each case as consistently applied by the applicable Party and its Affiliates, as the same may be changed from time to time by the Parties; provided that each Party shall promptly notify the other Party in the event that such Party changes its Accounting Standards pursuant to which such Party’s records are maintained, and it being understood that each Party may only use internationally recognized accounting principles (e.g., IFRS, GAAP).

1.2 “[***]” has the meaning set forth in [***].

1.3 “[***]” means, with respect to [***].

1.4 “Additional Pathogen Product” has the meaning set forth in Section 2.2.

1.5 “Additional Pathogen Program” has the meaning set forth in Section 2.2.

1.6 “Additional Products” has the meaning set forth in Section 7.1.4.

1.7 “[***]” has the meaning set forth in [***].

1.8 “Adverse Event” means any untoward medical occurrence in a patient or subject who is administered a product, whether or not considered related to such product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such product.

1.9 “Affiliate” means, with respect to a given Party or Third Party, any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls, or is controlled by, or is under common control with such Party or such Third Party, respectively. For the purposes of this Section 1.9, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in the case of any partnership, or any other arrangement whereby a corporation or other entity controls or has the right to control the Board of Directors or equivalent governing body or management of another corporation or other entity. [***].

1.10 “Agreement” has the meaning set forth in the preamble.

1.11 “Alliance Manager” has the meaning set forth in Section 3.10.

1.12 “Allowable Expenses” has the meaning set forth in the Financial Schedule.

1.13 “[***]” has the meaning set forth in [***].

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1.14 “Applicable Internal Policies” means those Internal Policies of either Party applicable to a Party by virtue of application of Section 3.11.

1.15 “[***]” means [***].

1.16 “Balancing Payment” has the meaning set forth in Section 11.7.3(b).

1.17 “Biologic” means any composition of matter comprising proteins, nucleic acids, carbohydrates, or any combination of these substances, including antibodies (derivatives or fragments thereof), other binding proteins, peptide molecules, RNA molecules, DNA molecules, viruses, gene therapy vectors, genetically engineered cells, and chemically modified cells.

1.18 “Biosimilar” means, with respect to a Collaboration Product or a Sole Development Product, any product containing a Biologic sold in a country by a Third Party that receives Regulatory Approval (including via Emergency Use Authorization) and is claimed to be biosimilar to, or interchangeable with, such Collaboration Product or Sole Development Product (including a product that is the subject of an application submitted under Section 351(k) of the Public Health Service Act in the United States or under Article 10(4) of Directive 2001/83/EC in the European Union or any member state thereof, in each case citing such Collaboration Product or Sole Development Product as the reference product) or for which the BLA otherwise references or relies on such Collaboration Product or Sole Development Product, including any product containing an active substance with the same core nonproprietary name as the active substance in the Collaboration Product or Sole Development Product.

1.19 “BLA” means a Biologics License Application (as defined in 21 C.F.R. 600 et seq.) or an equivalent application for marketing authorization with respect to a Collaboration Product or Sole Development Product in any jurisdiction in the world.

1.20 “Blocking Third Party IP Agreement” has the meaning set forth in Section 11.9.1.

1.21 “Blocking Third Party IP Costs” has the meaning set forth in the Financial Schedule.

1.22 “BPCIA” has the meaning set forth in Section 15.4.1.

1.23 “Business Day” means a day, other than (a) Saturday or Sunday, or any other day on which banking institutions in New York, New York, London, England and Brussels, Belgium are not open for business, (b) [***], or (c) [***], provided that in the case of (b) and (c), [***].

1.24 “[***]” has the meaning set forth in [***].

1.25 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.26 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

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1.27 “Change of Control” means, with respect to either Party, an event or transaction or series of events or transactions by which: (a) any Third Party (or group of Third Parties acting in concert) becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the outstanding securities of such Party or the total voting power of such securities normally entitled to vote in elections of directors; (b) (i) such Party reorganizes, consolidates or comes under common control with, or merges into another entity, or (ii) any entity reorganizes, consolidates or comes under common control with, or merges into such Party, in either event of the foregoing ((i) or (ii)) where more than fifty percent (50%) of the total voting power of the securities outstanding of the surviving entity normally entitled to vote in elections of directors is not held by the parties holding at least fifty percent (50%) of the outstanding shares of such Party immediately preceding such consolidation or merger; (c) such Party conveys, transfers or leases to a Third Party (i) all or substantially all of its assets or the control thereof, or (ii) all or substantially all of its assets or business relating to this Agreement or the control thereof; or (d) any other arrangement whereby a Third Party (or group of Third Parties acting in concert) obtains control or the right to control the board of directors or equivalent governing body that has the ability to cause the direction of the management, policies or affairs of such Party.

1.28 “Change of Control Group” means, with respect to a Party, the Person, or group of Persons, that is the acquirer of, or successor to, such Party in connection with a Change of Control of such Party, together with all of the Affiliates of such Persons, in each case that are not Affiliates of such Party immediately prior to the closing of such Change of Control of such Party.

1.29 “[***]” has the meaning set forth in [***].

1.30 “China Territory” means mainland China, Hong Kong, Macau and Taiwan.

1.31 “Clinical Development Publication Strategy” has the meaning set forth in Section 14.2.

1.32 “Clinical Facility” means a facility for Clinical Manufacture of any Collaboration Product.

1.33 “Clinical Manufacture” means Manufacture for clinical use in Clinical Studies, including (a) reservation of Manufacturing capacity for use in Manufacture for clinical use; (b) selection and use of contract manufacturers; (c) selection of the Clinical Facilities; and (d) subject to the terms of any existing Third Party agreements and as applicable, technology transfer of the then-current Manufacturing process for Collaboration Product to Clinical Facilities.

1.34 “Clinical Study” means any human clinical study, including any Phase I Clinical Study, Phase I/IIa Clinical Study, Phase II Clinical Study, Phase II/III Clinical Study, Phase III Clinical Study, Pivotal Clinical Study, or Phase IV Clinical Study.

1.35 “CMO” has the meaning set forth in Section 13.2.

1.36 “Co-Chair” has the meaning set forth in Section 3.8.1.

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1.37 “Collaboration” means, for each Collaboration Program, (a) any Research activities conducted under the Development Plans, and (b) the Development, Manufacture and Commercialization activities with respect to the Collaboration Products during the Term pursuant to and in accordance with the terms of this Agreement and the Development Plans and Commercialization Plans.

1.38 “Collaboration Product” means (a) an Influenza Product, (b) an Expanded Functional Genomics Product, or (c) an Additional Pathogen Product, in each case ((a) - (c)), for which a Party has not exercised its Opt-Out Option. For clarity, (i) [***]; and (ii) a Sole Development Product shall not be a Collaboration Product for purposes of this Agreement.

1.39 “Collaboration Program” means each of the following programs: (a) the Influenza Program; (b) the Expanded Functional Genomics Program; and (c) the Additional Pathogen Programs.

1.40 “Collaboration Screening Data” has the meaning set forth in Section 5.3.2.

1.41 “Commercialization” means any and all activities directed to the preparation for sale of (but excluding Development and, other than for purposes of the Manufacturing Plan to be included in the Commercialization Plan and accounted for in the Commercialization Budget, excluding Commercial Manufacture or other Manufacture), offering for sale of, or sale of a Collaboration Product, including activities related to obtaining pricing and reimbursement approvals, as applicable, marketing, promoting, selling, distributing, importing and exporting such Collaboration Product, and interacting with Regulatory Authorities regarding any of the foregoing. “Commercialize” and “Commercializing” shall have their correlative meanings.

1.42 “Commercialization Budget” means the annual budget for conducting Commercialization (including the budget for Commercial Manufacture) pursuant to a Collaboration Program for a given Collaboration Product as prepared by GSK as the LCP and reviewed and approved by the JSC, the JCC and the JMC, as applicable, in accordance with ARTICLE 3 and as updated on a Calendar Year basis by the LCP concurrently with the Commercialization Plan in accordance with Sections 3.3.2(a), 3.1.2(n), 3.5.2(c) and 9.3. Each annual Commercialization Budget shall include (a) a budget, [***], for the estimated FTE Costs and out-of-pocket external costs and expenses expected to be incurred by each Party in the given Calendar Year with respect to such Commercialization Plan, including [***], and (b) a good faith non-binding forecasted budget, [***], for the [***] period following the Calendar Year covered by the budget in (a), of the estimated FTE Costs and out-of-pocket external costs and expenses expected to be incurred by each Party in connection with activities under the applicable Commercialization Plan during such [***].

1.43 “Commercialization Plan” has the meaning set forth in Section 9.3.

1.44 “Commercially Reasonable Efforts” means, such efforts that are consistent with the efforts and resources normally used by GSK (in the case of GSK) or a biopharmaceutical company (in the case of Vir) in the exercise of its reasonable business discretion relating to a research program, pharmaceutical product or target owned by it or to which it has exclusive rights, with similar product characteristics, which is of similar market potential at a similar stage in its

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development or product life as the Collaboration Program, Collaboration Product, Target, or, where applicable, Sole Development Product, taking into account issues of [***].

1.45 “Commercial Facility” means a facility for Commercial Manufacture of any Collaboration Product.

1.46 “Commercial Manufacture” means Manufacture for commercial sale, including (a) reservation of Manufacturing capacity for use in Manufacture for commercial sale; (b) selection and use of contract manufacturers; (c) selection of the Commercial Facilities; (d) subject to the terms of any existing Third Party agreements, technology transfer of the Manufacturing process for Collaboration Product to Commercial Facilities; (e) conduct of process performance qualification batches and other process qualification and validation activities required for Regulatory Approval for Commercial Manufacture of Collaboration Product at the Commercial Facility(ies); and (f) obtaining pre-approval inspection and required licenses and permits for Commercial Facilities.

1.47 “[***]” has the meaning set forth in [***].

1.48 “Committee” means, individually, the JSC, JRDC, JMC, JCC, JPC, the Financial Working Group and the Program Team or any other Subcommittee established as set forth in Section 3.7.

1.49 “Committee Deadlock” has the meaning set forth in Section 3.9.1.

1.50 “Companion Diagnostic” means a product designed for use in a diagnostic biomarker assay tailored or optimized for use with a Collaboration Product or a Sole Development Product, for predicting or monitoring the suitability of such Collaboration Product for prophylactic or therapeutic use in human patients or defined subpopulations thereof. A Companion Diagnostic shall be intended for use (a) as a means to select or monitor the patient population for the conduct of Clinical Studies of such Collaboration Product or Sole Development Product, (b) to predict predisposition to treatment in clinical use with such Collaboration Product or Sole Development Product, or (c) to predict or monitor potential safety considerations in clinical use with such Collaboration Product or Sole Development Product. Use of a Companion Diagnostic to guide use of the Collaboration Product will be contingent on appropriate Regulatory Approvals for such uses as deemed necessary by the FDA or other similar Regulatory Authority with appropriate jurisdiction.

1.51 “[***]” has the meaning set forth in [***].

1.52 “[***]” means, [***].

1.53 “Confidential Information” means any technical, business, or other information provided by or on behalf of one Party of any of its Affiliates (the “Disclosing Party”) to the other Party or any of its Affiliates (the “Receiving Party”) in connection with this Agreement or the Collaboration (including, with respect to the Expanded Functional Genomics Program, information relating to Screening Data and Targets screened under the Existing Collaboration Agreement), whether prior to, on, or after the Effective Date of this Agreement, including information relating to the GSK Licensed Technology, where GSK is the Disclosing

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Party, and information relating to the Vir Licensed Technology, where Vir is the Disclosing Party, any inventions, Know-How or other information developed in connection with the Collaboration with respect thereto by or on behalf of the Disclosing Party (including GSK Program Technology, where GSK is the Disclosing Party, Vir Program Technology, where Vir is the Disclosing Party, and Joint Program Technology, where both Parties will be deemed to be both Disclosing Party and Receiving Party), or the scientific, regulatory or business affairs or other activities of the Disclosing Party. For clarity, (i) [***], and (ii) except as otherwise pursuant to subclause (i), Confidential Information [***] related to any Collaboration Product or [***] shall be Confidential Information of both Parties.

1.54 “Contribution” (including variations such as “Contribute” and the like) has the meaning set forth in Section 2.6.2.

1.55 “Control” (including variations such as “Controlled,” “Controlling” and the like) means, with respect to any material, information, or intellectual property, the possession (whether by ownership or license, other than the licenses granted hereunder) of the ability to grant a license or sublicense or other right to exploit, as provided herein, without violating the terms of any agreement or other arrangement with any Third Party, or any applicable Law.

1.56 “Controlling Party” has the meaning set forth in Section 15.4.3.

1.57 “Coronavirus” means any spherical or pleomorphic enveloped virus of the family Coronaviridae containing single-stranded (positive-sense) RNA associated with a nucleoprotein within a capsid comprised of matrix protein, including SARS-COV-2.

1.58 “CRISPR” means the gene editing and engineering technology known as “clustered regularly interspaced short palindromic repeats”.

1.59 “CRO” has the meaning set forth in Section 7.4.2.

1.60 “Currency Gains and Losses” means the gain or loss resulting from changes in exchange rates between the functional currency and the foreign currency in which the transaction is denominated, to the extent specifically identifiable to a Collaboration Product and shall only include the currency gains and losses realized between the end of a Calendar Quarter and the date of invoice payment for that Calendar Quarter.

1.61 “Data” means preclinical data (including computational validation, genetic data (including genotype, phenotype and genetic sequencing data), in vitro and in vivo data), clinical data (including broad data sets, study and investigator reports, both preliminary and final, statistical analyses, expert opinions and reports, safety and other electronic databases), and regulatory, Manufacturing, marketing, pricing, biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, safety and quality control data, information and documentation, whether in written or electronic form.

1.62 “Data Exclusivity” means, on a country-by-country basis, with respect to a product, any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to such product other than a Patent right, including in the European Union, Regulation (EC) No 726/2004 and Directive 2001/83/EC (as amended).

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1.63 “[***]” has the meaning set forth in [***].

1.64 “Defending Party” means any Party participating in the defense of a Third Party Infringement Claim.

1.65 “[***]” means, [***].

1.66 “Development” means any and all Research and development activities conducted to develop or seek, obtain or maintain Regulatory Approvals for the Collaboration Products, which include Non-Clinical GLP Studies, Clinical Studies, quality of life assessments, pharmacoeconomics, Manufacturing process development, Manufacture of Research, non-clinical and clinical supplies, regulatory affairs, and such other activities related to the Collaboration Products as are set forth in the applicable Development Plan approved by the JSC. “Develop” and “Developing” shall have their correlative meanings. For clarity, Development does not include any of the foregoing activities with respect to Vir-2482 unless GSK exercises the Option, and then only after the Vir-2482 Program Effective Date.

1.67 “Development Budget” means on a Collaboration Program-by-Collaboration Program basis, the budget of Development Costs for conducting activities under such Collaboration Program pursuant to the applicable Development Plan during a given Calendar Year, as prepared by the applicable Lead Party, with input from the other Party with respect to Development Costs to be borne by the other Party, and reviewed by the JRDC in accordance with Section 3.2.2(c) and the JMC in accordance with Section 3.5.2(c) and approved by the JSC in accordance with Section 3.1.2(m), which budget shall be updated and amended (if necessary) on a Calendar Year basis concurrently with the Development Plan in accordance with Sections 3.2.2(c), 3.5.2(c) and 3.1.2(m), and at any other time in accordance with Section 7.1.3(a). Each Development Budget shall include (a) a budget, [***] (with the assistance of the JMC with respect to Manufacturing activities), for the estimated Development FTE Costs and out-of-pocket external costs and expenses expected to be incurred by each Party in the given Calendar Year with respect to such Development Plan, and (b) a nonbinding good faith forecasted budget, [***], of the estimated Development Costs to be incurred in connection with activities under the applicable Development Plan, (i) with respect to any [***], for the [***], and (ii) with respect to any [***], for the time period [***].

1.68 “Development Candidate” means, with respect to the Influenza Program, the Expanded Functional Genomics Program or the Additional Pathogen Programs, an Influenza Product, an Expanded Functional Genomics Product or an Additional Pathogen Product, respectively, that is selected by the JRDC pursuant to Section 3.2.2(d) as suitable to progress into further Development, including in Non-Clinical GLP Studies.

1.69 “Development Costs” has the meaning set forth in the Financial Schedule.

1.70 “Development FTE Costs” has the meaning set forth in the Financial Schedule.

1.71 “Development FTE Rate” has the meaning set forth in the Financial Schedule.

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1.72 “Development Plan” means a detailed plan and budget mutually agreed to govern the conduct of Development activities for the applicable Collaboration Program. For clarity, the Parties intend that there will be one Development Plan for all Collaboration Products in a given Collaboration Program, for a total of three Development Plans, but there may be sub-plans for individual Collaboration Products. For clarity, Development Plan does not apply to or govern the conduct of development activities for Vir-2482 unless GSK exercises the Option, and then only after the Vir-2482 Program Effective Date.

1.73 “Development Summary” has the meaning set forth in Section 7.6.2.

1.74 “Disclosing Party” has the meaning set forth in the definition of “Confidential Information.”

1.75 “Discontinued Vir Influenza mAb” has the meaning set forth in Section 2.4.1.

1.76 “Drug Approval Application” means a BLA, NDA or any corresponding application in the applicable country or jurisdiction outside of the United States, including, with respect to the European Union, an application for marketing authorization approval filed with the EMA pursuant to the centralized approval procedure, or with the applicable national Regulatory Authority of a country in the European Union with respect to the mutual recognition procedure, decentralized procedure or any other national approval.

1.77 “[***]” has the meaning set forth in [***].

1.78 “Effective Date” shall have the meaning set forth in Section 2.1.

1.79 “EMA” means the European Medicines Agency, or any successor entity thereto performing similar functions.

1.80 “Emergency Use Authorization” or “EUA” means an emergency use authorization issued by the FDA pursuant to Section 564 of the FDCA.  The duration of an EUA depends in part on the duration of the declaration of the U.S. Department of Health and Human Services (“HHS”) that supports the EUA. The HHS declaration must be current for an EUA to remain in effect. The HHS declaration terminates upon the earlier of (a) HHS determining that the circumstances justifying the EUA’s issuance no longer exist or (b) a change in the approval status of the product such that an EUA would no longer be needed. For the purposes of this definition, any references to the FDA, HHS, statutes, or declaration, duration and termination of an EUA, or approval status of a given product, shall, in each case, include any equivalent Regulatory Authority, agency, statute, or declaration, duration and termination of an EUA in any jurisdiction other than the United States.

1.81 “Entity” has the meaning set forth in Section 11.11.4.

1.82 “European Union” means the economic, scientific and political organization of member states in Europe, as it may be constituted from time to time.

1.83 “Excess Costs” has the meaning set forth in Section 11.7.2(c)(i).

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1.84 “Exclusivity Period” has the meaning set forth in Section 2.4.2(b).

1.85 “Execution Date” has the meaning set forth in the preamble.

1.86 “Existing Collaboration Agreement” has the meaning set forth in the preamble.

1.87 “Existing Influenza Program mAbs” means Vir-2482, Vir-2482XX2, [***].

1.88 “Existing Third Party Agreements” means Vir’s existing agreements with Third Parties relating to any Collaboration Program existing as of the PCA Execution Date, as set forth on Schedule 1.88.

1.89 “Existing Third Party IP Agreement” has the meaning set forth in the Financial Schedule.

1.90 “Existing Third Party Payment Obligations” has the meaning set forth in Section 11.9.1.

1.91 “Expanded Functional Genomics Development Plan” has the meaning set forth in Section 5.1.

1.92 “Expanded Functional Genomics Independent Program” means, with respect to a Party and [***] under the Expanded Functional Genomics Program, a program of such Party or its Affiliates outside the Collaboration that is [***], and under which program there are [***], in each case, at the time [***]. For avoidance of doubt, [***].

1.93 “Expanded Functional Genomics Product” has the meaning set forth in Section 2.2.

1.94 “Expanded Functional Genomics Program” has the meaning set forth in Section 2.2.

1.95 “Expanded Functional Genomics Target” means any Target identified to be associated with Respiratory Viral Disease(s) and approved by the JSC for inclusion in the Collaboration for which Expanded Functional Genomics Products will be further Developed.

1.96 “FDA” means the U.S. Food and Drug Administration, or any successor entity thereto performing similar functions.

1.97 “Field” means the prevention, treatment and prophylaxis of diseases in humans, including those caused by Influenza Virus, other Respiratory Viruses or Selected Pathogens, or associated with Expanded Functional Genomics Targets, but excluding [***], unless [***], in which case, [***].

1.98 “Financial Report” has the meaning set forth in Section 11.7.1(a).

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1.99 “Financial Schedule” means the schedule set forth in Schedule 1.99 attached hereto, as the same may be amended from time to time by the written agreement of the Parties.

1.100 “Financial Working Group” has the meaning set forth in Section 3.6.

1.101 “First Commercial Sale” means, with respect to a given product in a country, the first commercial sale for use or consumption by the general public in an arms-length transaction of such product by or on behalf of a Party, its Affiliate or its licensee or Sublicensee in such country following receipt of all applicable Regulatory Approvals of such product in such country or, if applicable, following receipt of Emergency Use Authorization for such product; provided that the following shall not constitute a First Commercial Sale: (a) any sale or inter-company transfers to an Affiliate or sublicensee unless the Affiliate or sublicensee is the last entity in the distribution chain of such product, (b) any use of such product in Clinical Studies, preclinical activities or other research or Development activities, or (c) disposal or transfer of such products for a bona fide charitable purpose, compassionate use, so called “treatment IND sales” and “named patient sales” or use under the Temporary Authorisation for Use system in France or other equivalent systems, other than under an EUA.

1.102 “[***]” has the meaning set forth in [***].

1.103 “Force Majeure” means any event beyond the reasonable control of the affected Party including: embargoes; war or acts of war, including terrorism; insurrections, riots, or civil unrest; strikes, lockouts or other labor disturbances; epidemics (including pandemics), fire, floods, earthquakes or other acts of nature; unavailability of, or impossibility to obtain, materials, components, drug substance, drug product, utilities, equipment, supplies, fuel or other required materials, receipt of warning letters, or loss, infection or failure of cell banks (in each case due to reasons other than the affected Party’s negligence or willful misconduct or any other cause within the reasonable control of the affected Party); or acts, omissions or delays in acting by any Governmental Authority (including the refusal of any Regulatory Authority to issue required Regulatory Approvals due to reasons other than the affected Party’s negligence or willful misconduct or any other cause within the reasonable control of the affected Party), and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).

1.104 “FTE” means, with respect to a Person who is an employee or an individual who is an independent contractor of a Party or its Affiliates, the equivalent of the work of one (1) such Person directly engaged in performing Development, Commercialization or Manufacturing activities under this Agreement full time for one (1) year (consisting of a total of [***] hours per year, or such other number as may be agreed to by the Parties). [***].

1.105 “FTE Costs” has the meaning set forth in the Financial Schedule.

1.106 “GAAP” means United States generally accepted accounting principles applied on a consistent basis.

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1.107 “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) FDA regulations and guidelines for good clinical practice, as promulgated by the FDA under 21 CFR Parts 50, 54, 56, 312 and 812, (b) as set forth in European Commission Directive 2001/20/EC relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, and brought into law by European Commission Directive 2005/28/EC laying down the principles and detailed guidelines for good clinical practice for investigational medicinal products, (c) the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for trials on medicinal products in the EU, (d) the Declaration of Helsinki (2008), and (e) any further amendments or clarifications with respect to any of the foregoing and any equivalents thereto in the country in which pre-clinical or clinical studies of a product are conducted.

1.108 “General Principles” means the General Principles set forth in Section 1 of the Financial Schedule.

1.109 “Generic Entry” means, with respect to a product in a country in the Territory, such time that, if there are one or more Biosimilars or Generic Products (as applicable) sold in such country, the market penetration of the Biosimilars or Generic Products (as applicable) in such country is equal to or greater than [***], as determined by dividing (a) the aggregate number of units of all Biosimilars or Generic Products (as applicable) sold in such country by (b) the sum of the aggregate number of units of such product and the aggregate number of units of all Biosimilars or Generic Products (as applicable) sold in such country, where unit volume sales will be identified and calculated based on relevant information published by [***].

1.110 “Generic Product” means, with respect to a Collaboration Product or Sole Development Product in a country in the Territory, any product sold by a Third Party (not licensed, supplied or otherwise authorized by a Party or its Affiliates or Sublicensees) that (a) contains the same active ingredient as such Collaboration Product or Sole Development Product, (b) is sold under a Regulatory Approval that (i) is based upon or relies upon the Regulatory Approval granted to a Party or any of its Affiliates or Sublicensees for such Collaboration Product or Sole Development Product or (ii) is otherwise granted by a Regulatory Authority pursuant to an expedited or abbreviated approval process, and (c) is categorized by the applicable Regulatory Authority in such country to be therapeutically equivalent to, or interchangeable with such Collaboration Product or Sole Development Product.

1.111 “[***]” means [***].

1.112 “[***]” means [***].

1.113 “GLP” means all applicable Good Laboratory Practice standards, including, as applicable: (a) FDA regulations and guidelines for good laboratory practice, as promulgated by the FDA under 21 CFR Part 58; (b) European Commission Directive 2004/10/EC relating to the application of the principles of good laboratory practices, as may be amended from time to time as well as any Rules Governing Medicinal Products in the European Community Vol.

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III, ISBN 92.825 9619-2 (ex - OECD principles of GLP); and (c) any further amendments or clarifications with respect to any of the foregoing and any equivalents thereto in the country in which pre-clinical or clinical studies of a product are conducted.

1.114 “GMP” means all applicable Good Manufacturing Practices, including: (a) the applicable part of quality assurance to ensure that products are consistently produced and controlled in accordance with the quality standards appropriate for their intended use, as defined in European Commission Directive 2003/94/EC laying down the principals and guidelines of good manufacturing practice; (b) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Sections 210, 211, 601, 610 and 820; (c) the Rules Governing Medicinal Products in the European Community, Volume IV Good Manufacturing Practice for Medicinal Products; (d) the principles detailed in the ICH Q7A guidelines; and (e) the equivalent Laws in any relevant country, each as may be amended and applicable from time to time.

1.115 “Governmental Authority” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including any arbitrator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

1.116 “GSK Asset” has the meaning set forth in Section 2.6.1(b).

1.117 “[***]” means any [***].

1.118 “[***]” means [***].

1.119 “[***]” has the meaning set forth in [***].

1.120 “GSK Indemnitees” has the meaning set forth in Section 20.1.1.

1.121 “[***]” means [***].

1.122 “GSK Licensed Patent” means any Patent included in the GSK Licensed Technology.

1.123 “GSK Licensed Technology” means, (a) in the case of Expanded Functional Genomics Program, [***], and (b) on a Collaboration Program-by-Collaboration Program basis, all Patents and Know-How that are both (i) Controlled by GSK or its Affiliates as of the Effective Date or during the Term, and (ii) [***], provided that GSK Licensed Technology shall not include (A) any GSK Program Technology, or (B) [***]. For clarity, any technology that GSK includes within GSK Licensed Technology for a given Collaboration Program shall not be deemed included in GSK Licensed Technology for any other Collaboration Program, unless GSK expressly agrees to such inclusion in the applicable Development Plan for such other Collaboration Program.

1.124 “GSK Program Technology” means, on a Collaboration Program-by-Collaboration Program basis, GSK’s right and interest in any Program Technology generated under such Collaboration Program.

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1.125 “GSK Specified Internal Policies” means the Internal Policies set forth in Schedule 1.125 herein, and such other Relevant Internal Policies of GSK as are provided to Vir during the Term.

1.126 “Hatch-Waxman Act” has the meaning set forth in Section 15.4.1.

1.127 “IFRS” means the International Financial Reporting Standards, the set of accounting standards and interpretations and the framework in force on the Effective Date and adopted by the European Union or the United Kingdom, as applicable, as issued by the International Accounting Standards Board (IASB) and the International Financial Reporting Interpretations Committee (IFRS IC), and as adopted by the European Union or the United Kingdom, as applicable, as such accounting standards may be amended from time to time.

1.128 “[***]” has the meaning set forth in [***].

1.129 “Inclusion Notice” has the meaning set forth in Section 2.4.2(b).

1.130 “IND” means an Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 CFR Part 312 before the Initiation of Clinical Studies of a product, or any equivalent filing with any relevant Regulatory Authority in any jurisdiction.

1.131 “Indemnifying Party” has the meaning set forth in Section 20.1.3.

1.132 “Indemnitee” has the meaning set forth in Section 20.1.3.

1.133 “Influenza Development Plan” has the meaning set forth in Section 4.1.

1.134 “Influenza Product” has the meaning set forth in Section 2.2. For clarity, Influenza Product shall not include Vir-2482 unless and until the Vir-2482 Program Effective Date if GSK exercises the Option in accordance with the terms of this Agreement.

1.135 “Influenza Product Criteria” means the profile criteria for each Influenza Product, including (a) [***] and (b) [***], in each case, as further described on Schedule 1.135.

1.136 “Influenza Program” has the meaning set forth in Section 2.2. For clarity, Influenza Program shall not include Vir’s activities in connection with Vir-2482 unless and until the Vir-2482 Program Effective Date if GSK exercises the Option in accordance with the terms of this Agreement.

1.137 “Influenza Virus” means any influenza virus that belongs to the family orthomyxoviridae, a family of negative strand RNA viruses, including subtypes A, B, C, and D.

1.138 “Infringement” has the meaning set forth in Section 15.4.1.

1.139 “Infringement Notice” has the meaning set forth in Section 15.4.1.

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1.140 “[***]” has the meaning set forth in [***].

1.141 “Initial Development Term” means the period from the Effective Date through the third (3rd) anniversary thereof, unless otherwise extended by mutual agreement of the Parties.

1.142 “Initiation” means, with respect to a Clinical Study, the first dosing of the first human subject in such Clinical Study. “Initiating” means the act of Initiating a Clinical Study.

1.143 “Institutional Review Board” means an institutional review board or independent ethics committee that reviews the methods proposed for research and development activities to ensure such methods satisfy ethical requirements.

1.144 “Intellectual Property Rights” means Patents, design rights, copyrights, trademarks, services marks, trade secret rights, or other rights in Know-How, database rights, and all other intellectual property rights or similar proprietary rights of whatever nature, whether registered or not, and including applications to register or rights to apply for registration or renewals or extensions of, and rights to claim priority from, which may now or in the future subsist anywhere in the world.

1.145 “Internal Policies” means, with respect to a Party, such Party’s health care compliance, ethical, reputational, anti-bribery and corruption and other policies applicable to such Party’s activities under this Agreement, and any standard operating procedures implementing such policies, including the codes of conduct of any self-regulatory body of which that Party is a member. Internal Policies includes the Vir Specified Internal Policies and the GSK Specified Internal Policies.

1.146 “[***]” means [***].

1.147 “Joint Commercialization Committee” or “JCC” has the meaning set forth in Section 3.3.1.

1.148 “Joint Manufacturing Committee” or “JMC” has the meaning set forth in Section 3.5.

1.149 “Joint Patent Committee” or “JPC” has the meaning set forth in Section 3.4.1.

1.150 “Joint Research and Development Committee” or “JRDC” has the meaning set forth in Section 3.2.1.

1.151 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1.1.

1.152 “Joint Technology” means any and all Program Technology that is jointly owned by the Parties pursuant to Section 15.2.2.

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1.153 “Key Product Event” means any event with respect to the Collaboration Program or any Collaboration Product, that: (a) is determined by an independent safety review committee overseeing the safety of the relevant clinical trial to be directly related to the Collaboration Product, and (i) to have resulted in death, (ii) been life-threatening, (iii) required inpatient hospitalization or a significant prolongation of existing hospitalization, (iv) resulted in persistent or significant disability or incapacity, (v) resulted in a congenital anomaly or birth defect or (vi) required significant intervention to prevent permanent impairment or damage; and (b) results in a clinical hold being imposed on such program by the FDA or any comparable state, foreign or other Regulatory Authority to which the Collaboration Program or Collaboration Products are subject.

1.154 “Know-How” means proprietary and confidential trade secrets, models, discoveries, ideas, Data and other types of data, databases, results, assays, instructions, processes, techniques, formulas, algorithms, Materials, inventions, computational models, human-relevant disease models, computer software (including source code), predictive model implementations, data analytic tools, biotechnology hardware and associated algorithms and methodologies, methods of use, expert knowledge and information.

1.155 “Knowledge” means, with respect to a particular fact or matter and a Party, the knowledge [***].

1.156 “Law” means, individually and collectively, any and all laws, ordinances, rules, directives and regulations of any kind whatsoever of any governmental or regulatory authority within the applicable jurisdiction.

1.157 “LCP” has the meaning set forth in Section 2.3.

1.158 “Lead Party” means the Party that is the lead Party and primarily responsible for the Development or Commercialization of a Collaboration Product, as set forth in Section 2.3.

1.159 “Legal Requirement” has the meaning set forth in Section 18.5.

1.160 “Licensed Technology” means (a) GSK Licensed Technology or (b) Vir Licensed Technology, as applicable.

1.161 “Listed Target Pathogens” has the meaning set forth in Section 6.2.1.

1.162 “Losses” has the meaning set forth in Section 20.1.1.

1.163 “mAb” means any monoclonal antibody that binds to an applicable pathogen and [***]. “mAb” also includes [***]. For clarity, mAbs shall not include any Vaccine.

1.164 “Major Market” has the meaning set forth in Section 9.4.

1.165 “Malwares” has the meaning set forth in Section 15.9.

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1.166 “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping, and holding of any Collaboration Product, or any component or intermediate thereof, and all activities performed in support of the CMC (chemistry, manufacturing and controls, or equivalent) section of an IND, NDA or BLA and other Regulatory Filing, including process and formulation development, process qualification and validation, scale-up, qualification, validation, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance, and quality control. “Manufacture” shall have a correlative meaning. For clarity, Manufacture does not include any of the foregoing activities with respect to Vir-2482 unless GSK exercises the Option, and then only after the Vir-2482 Program Effective Date.

1.167 “Manufacturing Party” has the meaning set forth in Section 13.2.

1.168 “Manufacturing Plan” means, with respect to Development and Commercialization under the applicable Collaboration Program, a separate plan governing the Manufacturing activities to be included in the Development Plan (with respect to Clinical Manufacturing) and the Commercialization Plan (with respect to Commercial Manufacturing), respectively, including with respect to Manufacturing process, physical product, supply chain for launch and commercial supply and solutions for technical issues.

1.169 “Material Receiving Party” means the Party receiving Materials from the other Party as contemplated in Section 15.1.

1.170 “Materials” means any chemical or biological substances, including any biological or chemical compounds, drug products, human samples, or other materials, regardless of the route of transfer, which are supplied by a Party or its nominee to the other Party or its nominee for use in the conduct of activities under this Agreement. Notwithstanding the foregoing, clinical or commercial supplies delivered pursuant to a Supply Agreement and Collaboration Product inventory and other materials (including the Working Cell Bank and Master Cell Bank) transferred pursuant to a Manufacturing technology transfer shall not constitute “Materials” for purposes of this Agreement.

1.171 “Materials Transferring Party” has the meaning set forth in Section 15.1.1.

1.172 “Medical Affairs Activities” means activities directed to interacting with physicians and other healthcare professionals who utilize or conduct research related to a drug or biological product, including [***]. For the avoidance of doubt, Medical Affairs Activities do not include any activities involving the marketing, promotion or sale of any Collaboration Product.

1.173 “Milestone Payment” has the meaning set forth in Section 11.3.1.

1.174 “[***]” has the meaning set forth in [***].

1.175 “Most Conservative Approach” means the approach or position offered by a Party in its Internal Policies, which approach or position, in the aggregate, is [***].

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1.176 “MTR” or “Material Transfer Record” has the meaning set forth in Section 15.1.

1.177 “NDA” means a New Drug Application (as more fully defined in 21 C.F.R. 314.5 et seq. or its successor regulation) and all amendments and supplements thereto filed with the FDA.

1.178 “Net Sales” has the meaning set forth in the Financial Schedule.

1.179 “Non-Clinical GLP Studies” means those studies conducted under GLP to produce data intended for inclusion in an IND, including IND-enabling toxicology studies.

1.180 “Non-Lead Party” means, with respect to a given Collaboration Program, the Party that is not the Lead Party.

1.181 “Non Opt-Out Notice” has the meaning set forth in Section 7.6.4(a).

1.182 “Non Opt-Out Party” has the meaning set forth in Section 7.6.4(a).

1.183 “Option” has the meaning set forth in Section 4.2.2.

1.184 “Option Exercise Fee” has the meaning set forth in Section 11.2.

1.185 “Option Exercise Period” has the meaning set forth in Section 4.2.2.

1.186 “Opt-Out Effective Date” has the meaning set forth in Section 7.6.3(a).

1.187 “Opt-Out Notice” has the meaning set forth in Section 7.6.1.

1.188 “Opt-Out Option” has the meaning set forth in Section 7.6.1.

1.189 “Opt-Out Party” has the meaning set forth in Section 7.6.1.

1.190 “Opt-Out Point” has the meaning set forth in Section 7.6.1.

1.191 “Orange Book” means the FDA publication titled “Approved Drug Products with Therapeutic Equivalence Evaluations.”

1.192 “[***]” has the meaning set forth in [***].

1.193 “[***]” has the meaning set forth in [***].

1.194 “[***]” has the meaning set forth in [***].

1.195 “Party Asset” has the meaning set forth in Section 2.6.1(b).

1.196 “[***]” has the meaning set forth in [***].

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1.197 “Patents” means all patents and pending patent applications (including inventor’s certificates and utility models) and any patents issuing therefrom, in any country in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisional and other continuing applications, supplementary protection certificates, renewals, and any and all reissues, extensions, registrations, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.198 “Payee” has the meaning set forth in Section 11.11.2.

1.199 “Payor” has the meaning set forth in Section 11.11.2.

1.200 “PCA Effective Date” means the date on which the Preliminary Collaboration Agreement became effective, which is March 25, 2021.

1.201 “Permitted Overage” has the meaning set forth in Section 11.7.2(b).

1.202 “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivisions thereof.

1.203 “Personally Identifiable Information” or “PII” means information that can be used to distinguish or trace an individual’s identity, either alone or when combined with other personal or identifying information that is linked or linkable to a specific individual, including: (a) a first and last name; (b) a home or other physical address, including street name and name of city or town; (c) an email address or other online contact information, such as an instant messaging user identifier or a screen name that reveals an individual’s email address; (d) a telephone number; (e) a social security number; (f) a bank, loan, or credit card account number; or (g) a persistent identifier, such as a customer number held in a “cookie” or processor serial number, that is combined with other available data that identifies an individual consumer.

1.204 “Pharmacovigilance Technical Agreement” has the meaning set forth in Section 10.1.

1.205 “Phase I Clinical Study” means, with respect to a given product, any clinical study administering such product to humans, whether healthy volunteers or patients, for the first time as a single or repeated dose for a given indication.

1.206 “[***]” has the meaning set forth in [***].

1.207 “Phase I/IIa Clinical Study” means, with respect to a given product, any clinical study of such product, for the purpose of studying pharmacology/pharmacodynamics effects or mechanism of action when administered to humans, whether healthy volunteers or patients, preliminarily determining dose or a range of doses or evaluating preliminary safety and which is not a Phase I Clinical Study.

1.208 “Phase II Clinical Study” means, with respect to a given product, any clinical study of such product, which provides for the trial of such product on a limited number of

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patients for the purpose of determining dose or a range of doses and evaluating safety and preliminary efficacy in the proposed therapeutic indication.

1.209 “[***]” has the meaning set forth in [***].

1.210 “Phase II/III Clinical Study” means, with respect to a given product, any clinical study of such product, for the purpose of determining a dose or dose ranges of such product and evaluating safety and effectiveness of dose ranges of such product in patients with the disease or condition being studied for the purposes of filing for Regulatory Approval with the FDA or other applicable Regulatory Authority.

1.211 “Phase III Clinical Study” means, with respect to a given product, any Pivotal Clinical Study of such product for the purpose of establishing to establish safety and efficacy of such product in patients with the disease or condition being studied for purposes of filing for Regulatory Approval with the FDA or other applicable Regulatory Authority, as described under 21 C.F.R. §312.21(c) with respect to the United States, or, with respect to a jurisdiction other than the United States, a similar clinical study.

1.212 “Phase IV Clinical Study” means of such product for the purpose of establishing any clinical study conducted for such product after such product has received Regulatory Approval for marketing in a particular jurisdiction, including trials the principal purpose of which is to (a) continue testing such product to collect information about (i) its safety or efficacy to provide comprehensive data confirming the benefit-risk balance is positive to convert to a standard Regulatory Approval for marketing in broader or various populations, (ii) its long term safety and side effects associated with long term use, or (iii) its use in additional diseases or conditions other than those for which Regulatory Approval was previously granted where the product is likely to be used “off label” in the disease or condition as a result of a similar mechanism of action, (b) obtain or widen reimbursement coverage, (c) improve the product’s competitive position, or (d) improve the standard of care. For clarity, Phase IV Clinical Studies do not include investigator-initiated trials.

1.213 “Pivotal Clinical Study” means, with respect to a product, a Clinical Study for the purpose of establishing any randomized, well-controlled, appropriately powered study of product as described in 21 C.F.R. §312.21(c) that is either a Phase II Clinical Study (including any Phase II Clinical Study as described in 21 C.F.R. §312.84(b)), Phase II/III Clinical Study or any Phase III Clinical Study, the results of which, if the pre-defined primary endpoint(s) is met or where the weight of evidence or totality of data provide sufficient data on safety and effectiveness to support a marketing approval (including any conditional approval) of the relevant product in the Territory.

1.214 “Plan” means any Development Plan or Commercialization Plan.

1.215 “[***]” has the meaning set forth in [***].

1.216 “Pre-Tax Profit or Loss” has the meaning set forth in the Financial Schedule.

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1.217 “Product Mark Controlling Party” has the meaning set forth in Section 15.8.1.

1.218 “Product Mark Non-Controlling Party” has the meaning set forth in Section 15.8.1.

1.219 “Product Marks” means the trademarks for use in connection with the Commercialization of any Collaboration Product or Sole Development Product, including trademarks, generic names, international nonproprietary names, trade dress, style of packaging and Internet domain names used in connection with the Commercialization of such Collaboration Product or Sole Development Product.

1.220 “Program Teams” has the meaning set forth in Section 3.2.2(p).

1.221 “Program Technology” means, on a Collaboration Program-by-Collaboration Program basis, all Patents and Know-How generated under such Collaboration Program, including, in the case of Expanded Functional Genomics Program, any Collaboration Screening Data.

1.222 “[***]” has the meaning set forth in [***].

1.223 “Public Statement” has the meaning set forth in Section 18.5.

1.224 “Receiving Party” has the meaning set forth in the definition of “Confidential Information.”

1.225 “Regulatory Approval” means, with respect to a country or jurisdiction in the Territory, all approvals, licenses, registrations or authorizations of any Regulatory Authority (including approvals of Drug Approval Applications), necessary for the Manufacturing, use, storage, import, export, transport, marketing and sale of a product, as applicable, in such country or jurisdiction. For purposes of this Agreement, (a) an Emergency Use Authorization shall not be deemed as a Regulatory Approval, and (b) for clarity, approval of an IND by a Regulatory Authority in any jurisdiction shall not constitute a Regulatory Approval.

1.226 “Regulatory Authority” means the FDA, the EMA or any regulatory body with similar regulatory authority in any other jurisdiction anywhere in the world.

1.227 “[***]” has the meaning set forth in [***].

1.228 “Regulatory Filing” means any filing or regulatory application or submission related to a product with the FDA or any other Regulatory Authority within or outside the United States, including authorizations, approvals or clearances arising from the foregoing, and all correspondence with a Regulatory Authority, as well as minutes of any material meetings, telephone conferences or discussions with such Regulatory Authority in each case with respect to such product.

1.229 “Rejected Target” means, with respect to the Expanded Functional Genomics Program, any Target that has been reviewed but not approved by the JRDC for

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progression into Target Validation Studies, or reviewed but not selected by the JSC to be an Expanded Functional Genomics Target for inclusion in the applicable Expanded Functional Genomics Development Plan.

1.230 “Rejected Target Product” has the meaning set forth in Section 5.6.4.

1.231 “Relevant Internal Policies” has the meaning set forth in Section 3.11.

1.232 “Research” means non-clinical and pre-clinical research activities, excluding any Clinical Studies or other clinical Development activities.

1.233 “Research and Pre-Clinical Publication Strategy” has the meaning set forth in Section 14.1.

1.234 “Respiratory Viral Disease” means any disease in human that is caused by a Respiratory Virus.

1.235 “Respiratory Viral Functional Genomic Screens” means any functional genomics screens (including CRISPR screens) using cell lines incorporating or infected with a Respiratory Virus to identify Targets associated with such Respiratory Viruses. For clarity, Respiratory Viral Functional Genomic Screens [***].

1.236 “Respiratory Virus” means any virus that leads to primary pathology, disease or symptoms in the respiratory system, including Influenza Virus, respiratory syncytial virus (RSV), human rhinovirus, parainfluenza, metapneumovirus (MPV), adenovirus, but excluding Coronavirus.

1.237 “[***]” has the meaning set forth in [***].

1.238 “[***]” means [***].

1.239 “Royalty Term” means, with respect to a product in a country, the period beginning from the First Commercial Sale of such product in such country, and ending on the later of (a) [***] years from the First Commercial Sale of such product in such country and (b) [***] of (i) [***] to such product in such country, and (ii) [***] to such product in such country.

1.240 “[***]” means [***].

1.241 “SARS-COV-2” means the severe acute respiratory syndrome Coronavirus 2.

1.242 “Screening Data” means data, know-how and information resulting from Respiratory Viral Functional Genomic Screens, including any analysis thereof.

1.243 “Screening Data Analysis” has the meaning set forth in Section 5.2.2.

1.244 “Selected Pathogen” has the meaning set forth in Section 6.1.

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1.245 “Selected Pathogen Development Plan” has the meaning set forth in Section 6.1.

1.246 “Senior Managers” has the meaning set forth in Section 22.1.1.

1.247 “[***]” means, [***].

1.248 “[***]” has the meaning set forth in [***].

1.249 “[***]” has the meaning set forth in [***].

1.250 “SPA” has the meaning set forth in the preamble.

1.251 “Sole Development Product” means (a) an Influenza Product, (b) an Additional Pathogen Product, or (c) an Expanded Functional Genomics Product, in each case ((a) - (c)), upon which one Party has exercised its Opt-Out Option and the Non Opt-Out Party has elected to pursue such product unilaterally pursuant to Section 7.6.4(b). In the event GSK has exercised its Opt-Out Option and Vir has elected to pursue such product unilaterally, such product thereafter becomes a “Vir Sole Development Product” and ceases to be a Collaboration Product. Similarly, in the event Vir has exercised its Opt-Out Option and GSK has elected to pursue such product unilaterally, such Collaboration Product becomes a “GSK Sole Development Product” and ceases to be a Collaboration Product.

1.252 “Subcommittee” has the meaning set forth in Section 3.7.

1.253 “Subcommittee Deadlock” has the meaning set forth in Section 3.9.1.

1.254 “Sublicensee” means any Third Party that is granted a sublicense by a Party under the licenses such Party receives from the other Party pursuant to the terms of this Agreement.

1.255 “Target” means a biological product of a human host cell, including a protein or gene, having a biological or chemical activity or function that may be modulated by one or more active compounds (including small molecules, monoclonal antibodies, oligonucleotides, gene therapies, or other biomolecules or modalities) or by exposure to pathogens such as viruses.

1.256 “[***]” has the meaning set forth in [***].

1.257 “[***]” has the meaning set forth in [***].

1.258 “[***]” means [***]. For clarity, [***].

1.259 “Target Validation Studies” has the meaning set forth in Section 5.2.2.

1.260 “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto), but not including any taxes, levies, imposts, duties, charges, assessments or fees taken into account in the determination of Pre-Tax Profit or Loss pursuant to the Financial Schedule.

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1.261 “Term” has the meaning set forth in Section 16.1.

1.262 “Terminated Collaboration Product(s)” has the meaning set forth in Section 17.3.1.

1.263 “Terminated Party” has the meaning set forth in Section 17.3.1.

1.264 “Terminating Party” has the meaning set forth in Section 17.3.1.

1.265 “Territory” means all countries and territories in the world.

1.266 “Third Party” means a person or entity other than (a) Vir and its Affiliates, and (b) GSK and its Affiliates.

1.267 “Third Party Infringement Claim” has the meaning set forth in Section 15.7.1.

1.268 “Third Party Patent Rights” means any Patents owned or controlled by a Third Party.

1.269 “United States” or “U.S.” means the United States and its territories and possessions.

1.270 “U.S. Bankruptcy Code” means Title 11 of the United States Code.

1.271 “USD”, “United States Dollar” or “$” means the official currency of the United States of America.

1.272 “Vaccine” means any biological product, including nucleic acid(s), protein(s), peptide(s), polysaccharide(s), conjugated polysaccharide(s), live, live-attenuated or inactivated microorganism(s) including replication-competent and replication defective virus(es), bacteriophages(s) and bacteria, in each case comprising or encoding an antigen derived from the pathogen or the disease to be prevented or treated, optionally in combination with one or more biological or non-biological product(s) and that when administered to an subject induces, increases, decreases or qualitatively modifies, an immune response intended to prevent or treat the target disease or condition.

1.273 “[***]” means, [***].

1.274 “Vir-2482” means the Vir Influenza mAb the sequence of which is set forth on Schedule 1.274.

1.275 “Vir-2482XX2” means the Vir Influenza mAb the sequence of which is set forth on Schedule 1.274.

1.276 “Vir 2482 Licensed Technology” means all Patents and Know-How that are Controlled by Vir or its Affiliates as of the PCA Execution Date or thereafter at any time up to and including the Execution Date, and with respect to VIR-2482, if GSK exercises the

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Option, the VIR-2482 Program Effective Date, and that are necessary or reasonably useful for the Development, Manufacture and Commercialization of Vir-2482 or Vir-2482XX2.

1.277 “Vir-2482 Program Effective Date” has the meaning set forth in Section 4.2.3(a).

1.278 “Vir Acquired Asset” means any Vir Asset that is in-licensed or acquired by Vir from a Third Party after the Effective Date.

1.279 “[***]” has the meaning set forth in [***].

1.280 “[***]” has the meaning set forth in [***].

1.281 “Vir Asset” has the meaning set forth in Section 2.6.1(b).

1.282 “[***]” means [***].

1.283 “[***]” means [***].

1.284 “Vir Existing mAb Program” means, with respect to a Selected Pathogen, any of Vir’s neutralizing mAb program directed to such Selected Pathogen existing prior to or as of the date such target pathogen is selected by GSK pursuant to Section 6.2 (including such programs directed to the Listed Target Pathogens but excluding, for clarity, any programs that are Vir Acquired Assets or mAbs in such Vir Acquired Assets).

1.285 “[***]” means [***].

1.286 “Vir Indemnitees” has the meaning set forth in Section 20.1.2.

1.287 “[***]” has the meaning set forth in [***].

1.288 “Vir Influenza mAbs” means all mAbs for the prevention, treatment, or prophylaxis of diseases caused by Influenza Viruses that are Controlled by Vir or any of its Affiliates as of the Effective Date and during the Term (for clarity, subject to any pre-existing restrictions set forth in the Existing Third Party Agreements), including Vir-2482 and Vir-2482 XX2.

1.289 “Vir License Agreement” means any license or other agreement between Vir or any of its Affiliates and a Third Party regarding any Existing Influenza Program mAbs or Vir Licensed Technology, as amended, as of the applicable date.

1.290 “Vir Licensed Technology” means, on a Collaboration Program-by-Collaboration Program basis,

(a) in the case of the Influenza Program, all Patents and Know-How that are (i) Controlled by Vir or its Affiliates as of the Effective Date or during the Term, and (ii) necessary or reasonably useful for the Development, Manufacture and Commercialization of the Influenza Products containing Vir Influenza mAbs ([***]) (“Vir Influenza IP”);

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(b) in the case of the Expanded Functional Genomics Program, (i) [***]; and (ii) any Patents Controlled by Vir or its Affiliates and [***] and any Know-How Controlled by Vir or its Affiliates and [***];

(c) in the case of [***];

provided that in each case ((a) through (c)), Vir Licensed Technology shall not include any Vir Program Technology or, [***]. For clarity, any technology that Vir includes within Vir Licensed Technology for a given Collaboration Program shall not be deemed included in Vir Licensed Technology for any other Collaboration Program, unless Vir expressly agrees to such inclusion in the applicable Development Plan for such other Collaboration Program.

1.291 “[***]” has the meaning set forth in [***].

1.292 “[***]” means [***].

1.293 “Vir Preexisting Rights” has the meaning set forth in Section 12.1.1(a).

1.294 “Vir Program Technology” means, on a Collaboration Program-by-Collaboration Program basis, Vir’s right and interest in any Patent and Know-How generated under such Collaboration Program.

1.295 “Vir Specified Internal Policies” means Relevant Internal Policies of Vir as are provided by Vir to GSK during the Term.

ARTICLE 2
EffectiveNess; Overview; Exclusivitytc "ARTICLE 2 EFFECTIVENESS; OVERVIEW; EXCLUSIVITY"

2.1 Effectiveness of the Agreement TC "2.1 Effectiveness of the Agreement" \f C \l "2" . This Agreement is effective as of the PCA Effective Date (the “Effective Date”).

2.2 Overview TC "2.2 Overview" \f C \l "2" . Generally, the Parties shall, in accordance with the terms of this Agreement, collaborate to Develop pharmaceutical or biological products for the prevention, treatment and prophylaxis of diseases caused by Influenza Virus, other Respiratory Viruses, and Selected Pathogens, each, in accordance with an applicable Development Plan, and collaborate to further Manufacture and Commercialize such products under the terms set forth herein and in accordance with an applicable Development Plan (with respect to Clinical Manufacture and Development) and Commercialization Plan (with respect to Commercial Manufacture and Commercialization). The Collaboration is comprised of the following three Collaboration Programs for the Development, Manufacture and Commercialization of three types of products: (a) a program for the Development, Manufacture and Commercialization of products containing mAbs targeting Influenza Viruses, including Vir-2482 (if and after the Vir-2482 Program Effective Date if the Option is exercised by GSK in accordance with the terms herein), Vir-2482XX2, and any other Vir Influenza mAb that is approved by the JSC for inclusion in an Influenza Development Plan, excluding, for clarity, any Discontinued Vir Influenza mAb (each, an “Influenza Product”, and such program, an “Influenza Program”); provided that, for clarity,

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[***]; (b) additional programs for the Development, Manufacture and Commercialization of products containing any neutralizing mAb that is directed to a Selected Pathogen, for up to three (3) Selected Pathogens (each, an “Additional Pathogen Product” and each such program, an “Additional Pathogen Program”); provided that, for clarity, [***]; and (c) a program for the Development, Manufacture and Commercialization of products in any modality directed to Respiratory Viral Diseases, based on Respiratory Viral Functional Genomic Screens, (each an “Expanded Functional Genomics Product,” and such program, an “Expanded Functional Genomics Program”), provided that, (i) if a product containing a mAb arises from the Expanded Functional Genomics Program rather than the Influenza Program or an Additional Pathogen Program, such product shall not be considered an Influenza Product or Additional Pathogen Product, and shall be considered as an Expanded Functional Genomics Product; and (ii) although the Expanded Functional Genomics Program will be focused on Targets associated with Respiratory Viral Diseases, [***]. During the Initial Development Term, the Parties will collaborate, under mutually agreed Development Plan(s) for each Collaboration Program, to generate and evaluate Development Candidates under such Collaboration Program. With respect to each Collaboration Product under an applicable Collaboration Program, the Parties will conduct Development, Manufacturing, and regulatory activities in accordance with a Development Plan and Commercialization activities in accordance with a Commercialization Plan.

2.3 Collaboration Program Leads TC "2.3 Collaboration Program Leads" \f C \l "2" . Generally, and subject to Section 2.6.2, (a) GSK shall be the Lead Party for the Development of Influenza Products (and, for clarity, with respect to Vir-2482, after the Vir-2482 Program Effective Date, if GSK exercises the Option) under the oversight of the JRDC, the JSC and other applicable Committees in accordance with the terms of this Agreement; (b) with respect to the Expanded Functional Genomics Program and the Additional Pathogen Programs, the Parties, through the JSC, will determine which Party will be the Lead Party for the Development of a Collaboration Product under the oversight of the JRDC, the JSC and other applicable Committees in accordance with the terms of this Agreement, provided that if the Parties cannot agree at the JSC with respect to the determination of the Lead Party, GSK shall have final decision-making authority to determine the Lead Party; and (c) with respect to each Collaboration Program, GSK shall be the Lead Party for Commercialization and Commercial Manufacture activities with respect to each Collaboration Product under such Collaboration Program (the “LCP”), under the oversight of the JCC, the JSC, the JMC and other applicable Committees in accordance with the terms of this Agreement, and, shall have the final decision-making authority with respect to the Commercialization and Commercial Manufacture under such Collaboration Program.

2.4 Exclusivity Obligations TC "2.4 Exclusivity Obligations" \f C \l "2" .

2.4.1 Influenza Program. During the Term, for any Vir Influenza mAb (a) that is not approved by the JSC for inclusion in an Influenza Development Plan, or (b) that has been approved by the JSC for inclusion in an Influenza Development Plan (which, for clarity, includes Vir-2482, if GSK exercises the Option, and Vir-2482XX2), but then the Development under such Influenza Development Plan ceases with respect to such Vir Influenza mAb (each in the case of (a) or (b), a “Discontinued Vir Influenza mAb”), the following shall apply:

(i) if there is, and for so long as there continues to be, another Vir Influenza mAb being Developed or Commercialized by the Parties or their respective Affiliates as

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a Collaboration Product, or by either Party or its Affiliate as a Sole Development Product, then Vir shall not, either by itself or via an Affiliate, or by partnering with a Third Party, further Develop or Commercialize such Discontinued Vir Influenza mAb without GSK’s consent, and

(ii) if there is no longer any Vir Influenza mAb being Developed or Commercialized by the Parties or their respective Affiliates as a Collaboration Product, or by either Party or its Affiliate as a Sole Development Product, then Vir shall have the right to, either by itself or via an Affiliate, or by partnering with a Third Party, further Develop and Commercialize such Discontinued Vir Influenza mAb without GSK’s consent.

2.4.2 Expanded Functional Genomics Program.

(a) During the Initial Development Term, neither Party shall, by itself or via an Affiliate, or by partnering with a Third Party, conduct Development activities on any Respiratory Viral Functional Genomic Screens for Targets associated with Respiratory Viruses or Respiratory Viral Diseases outside of the Collaboration without the other Party’s prior written consent, provided that, (i) with respect to GSK, the foregoing restrictions shall not apply to [***], and (ii) with respect to Vir, the foregoing restrictions shall not apply to [***].

(b) With respect to each Expanded Functional Genomics Target, following the Effective Date, and until the earlier of (x) a Party exercising its Opt-Out Option with respect to such Expanded Functional Genomics Target, or (y) five (5) years following such Target being designated by the JSC as an Expanded Functional Genomics Target (“Exclusivity Period”), neither Party shall, by itself or via an Affiliate, or by partnering with a Third Party, Develop or Commercialize any compounds or product directed to such Expanded Functional Genomics Target in [***] outside the Expanded Functional Genomics Program, provided that, during the Exclusivity Period, if either Party [***] that is then being progressed within the Expanded Functional Genomics Program, alone or via an Affiliate or partnering with a Third Party, in each case, that would otherwise conflict with the restrictions set forth in this Section 2.4.2(b), such Party shall, prior to initiation of such program, first notify the other Party in writing, and offer to include such program in the Collaboration (an “Inclusion Notice”), which Inclusion Notice shall, where applicable, include [***] in the Collaboration (“[***]”). Such offering Party shall also [***] include the program under the Collaboration. Upon receipt of an Inclusion Notice from the offering Party, the following shall apply:

(i) The other Party shall have [***] from the date on which it receives the Inclusion Notice to determine whether or not it will accept such offer to include such program in the Collaboration and to notify the offering Party of its decision.

(ii) If within such [***] period such other Party notifies the offering Party in writing that such other Party accepts such offer to include such program in the Collaboration, then such program shall be included in the Collaboration, the scope of which will be included in the applicable Development Plan, and shall constitute part of the Expanded Functional Genomics Program, and the terms and conditions of this Agreement shall apply, subject to any additional terms and conditions as may be agreed by the Parties.

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(iii) If such other Party declines, or fails to notify the offering Party in writing within such [***] period that it wishes to include such program in the Collaboration, then the offering Party or its Affiliates shall have the right to exploit such program outside of the Collaboration solely to the extent [***], and such exploitation shall not constitute a breach of this Section 2.4.2(b) by such offering Party, provided that (A) such offering Party shall have no right to Develop or Commercialize any compound or product within such program that is directed to [***] associated with such Expanded Functional Genomics Target [***] for which an Expanded Functional Genomics Product directed to such Expanded Functional Genomics Target is being progressed at the time the Inclusion Notice was provided, and (B) the offering Party shall ensure that no Confidential Information of the other Party (including Confidential Information that is the Confidential Information of both Parties, but for clarity excluding any Confidential Information that is the Confidential Information of only the offering Party) generated from the Collaboration with respect to such Expanded Functional Genomics Target (including the Collaboration Screening Data with respect to such Expanded Functional Genomics Target) is used for such program, compound or product outside the Collaboration.

(c) During the Initial Development Term, except as provided in Section 5.6 with respect to Rejected Targets, [***].

(d) Notwithstanding Section 2.4.2(b) and Section 2.4.2(c), with respect to an Expanded Functional Genomics Independent Program of a Party directed to a Target that exists as of the date the Screening Data Analysis for such Target is provided to the JRDC, such Party may, in its discretion: (i) continue with such Expanded Functional Genomics Independent Program, subject to the limitations set forth in Section 5.5.1 with respect to the use of the Collaboration Screening Data, provided that such Party shall not, [***]; or (ii) subject to any pre-existing obligation to a Third Party and agreement of such Party, offer to include such Expanded Functional Genomics Independent Program in the Collaboration, at which time the Parties will negotiate in good faith the terms upon which such Expanded Functional Genomics Independent Program will be included in the Collaboration. [***].

2.4.3 Additional Pathogen Programs. During the Initial Development Term, with respect to the Selected Pathogen under each Additional Pathogen Program, prior to the applicable Party exercising its Opt-Out Option for an Additional Pathogen Product directed at such Selected Pathogen, the following shall apply with respect to all Additional Pathogen Products directed to such Selected Pathogen, (a) Vir shall not, alone or via an Affiliate or partnering with a Third Party, Develop or Commercialize any compound or product (whether or not such compound or product is an antibody) directed to such Selected Pathogen, and (b) GSK shall not, alone or via an Affiliate or partnering with a Third Party, Develop or Commercialize any neutralizing mAb therapeutic product directed to such Selected Pathogen, in each case ((a) and (b)), outside the Collaboration. Notwithstanding the foregoing, if at the time a Selected Pathogen is selected pursuant to Section 6.2, a Party has, either alone or via an Affiliate or partnering with a Third Party, a program directed to such Selected Pathogen, then such Party may, in its discretion: (i) continue with such program, provided that such Party shall not, [***]; or (ii) subject to any pre-existing obligation to a Third Party and agreement of such Party, offer to include such program in the Collaboration, at which time the Parties will negotiate in good faith the terms upon which such program would be included in the Collaboration.

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2.4.4 No Other Exclusivity Obligations. Other than the exclusivity restrictions set forth in this Section 2.4 Section 2.6.3 and Section 4.2.2, and Section 6.2.1, there will be no exclusivity provisions applicable to either Party for the Influenza Program, the Expanded Functional Genomics Program, or the Additional Pathogen Programs. In addition, none of the exclusivity restrictions set forth in those Sections specified above in this Section 2.4.4 shall apply to (a) [***].

2.5 [***]. TC "2.5 Compassionate Use Programs." \f C \l "2" With respect to each Collaboration Product, the Parties shall, through the JMC, the JRDC and the JSC, discuss and agree on [***].

2.6 Parties’ Assets TC "2.6 Parties’ Assets" \f C \l "2" .

2.6.1 For each Collaboration Program,

(a) GSK is not required to include any antibodies, compounds or products, including platform technologies (collectively, “Assets”), Controlled by GSK or its Affiliates (“GSK Assets”) in the Collaboration for use in any such Collaboration Program, [***];

(b) Vir is not required to include any Assets Controlled by Vir or its Affiliates (“Vir Assets”) in the Collaboration for use in any such Collaboration Program, except for (i) Vir Influenza mAbs which, (A) with respect to Vir-2482XX2, shall be included in the Influenza Program as of the Effective Date, (B) with respect to Vir-2482, shall be included in the Influenza Program as of the Vir-2482 Program Effective Date if GSK exercises the Option, and (C) with respect to each other Vir Influenza mAb that becomes an Influenza Product, shall be included in the Influenza Program as of the date such Vir Influenza mAb is approved by the JSC for inclusion in an Influenza Development Plan, (ii) [***], and (iii) Vir Existing mAb Programs directed to a Selected Pathogen, which shall be included in the applicable Additional Pathogen Program following the selection of such Selected Pathogen in accordance with Section 6.2. Vir Assets and GSK Assets, with respect to Vir and GSK, respectively, are referred to as “Party Assets.”

2.6.2 Except for the Party Assets that are required to be included in the applicable Collaboration Program pursuant to Section 2.6.1, if the Parties agree to include any Party Asset in the Collaboration, then the Parties shall mutually agree on the relevant terms, including relevant intellectual property terms and financial terms (which, for clarity, shall govern the financial terms for the Collaboration Products Developed from such Party Asset under the applicable Collaboration Program) with respect to such Party Asset, before such Party Asset can be included in the Collaboration (“Contribution”), and the scope of such Party Asset Contributed by such Party (including any applicable intellectual property terms and financial terms) shall be further set forth in the applicable Development Plan pursuant to Section 7.1 or an amendment to this Agreement pursuant to Section 22.11, provided that, for the Expanded Functional Genomics Program, with respect to any Party Asset provided by a Party to the other Party pursuant to Section 15.1.1, as described in the applicable MTR, for purposes of conducting Screening Data Analysis and Target Validation Studies, the Materials Transferring Party with respect to such Party Asset shall grant and hereby grants to the Materials Receiving Party a limited, non-exclusive, non-sublicenseable, and non-transferrable license under any Patents and Know-How Controlled by the

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Materials Transferring Party with respect to such Party Asset, solely to the extent necessary for, and for the purposes of, allowing the Materials Receiving Party to conduct Screening Data Analysis and Target Validation Studies using such Party Asset, which license will terminate upon completion of the relevant Screening Data Analysis and Target Validation Studies. For clarity, (a) the foregoing provisions in this Section 2.6.2 shall not apply to [***], and (b) if GSK Contributes [***], GSK shall, [***]. Notwithstanding the foregoing, and subject to [***].

2.6.3 Vir further agrees that following the Effective Date, and until the date on which GSK [***], Vir [***]. For clarity, without limiting Vir’s exclusivity obligations hereunder, the foregoing sentence is not intended to restrict Vir from [***].

2.7 Compliance with Applicable Law TC "2.7 Compliance with Applicable Law" \f C \l "2" . Each Party shall, and shall cause their Affiliates, Sublicensees, permitted subcontractors and distributors to conduct its or their activities under this Agreement in compliance with applicable Law. Without limiting the foregoing, any information exchanged between the Parties under this Agreement shall be subject to, and limited to the extent permitted by any applicable Law, including any applicable competition Law.

ARTICLE 3
Management of the Collaborationtc "ARTICLE 3 MANAGEMENT OF THE COLLABORATION"

3.1 Joint Steering Committee TC "3.1 Joint Steering Committee" \f C \l "2" .

3.1.1 Establishment of JSC. Prior to the Execution Date, the Parties established a Joint Steering Committee (“Joint Steering Committee” or “JSC”), which is constituted in accordance with Section 3.8. The JSC shall operate in accordance with the provisions of Section 3.8 and Section 3.9. At its meetings, the JSC shall discuss the matters described below and such other matters as are reasonably requested by either Party’s Alliance Managers.

3.1.2 Responsibilities of the JSC. The JSC shall perform the following functions:

(a) oversee, guide and approve the overall strategic direction of the Collaboration (but without modifying or limiting the rights or obligations of either Party as otherwise set forth herein);

(b) discuss and determine which Party will be the Lead Party for the Development of a Collaboration Product under the Expanded Functional Genomics Program and the Additional Pathogen Programs;

(c) facilitate communications between the Parties regarding the identification and evaluation of Collaboration Products;

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(d) with respect to Vir Influenza mAbs other than Vir-2482 and Vir 2482XX2, approve each such other Vir Influenza mAb for inclusion in an Influenza Development Plan based on agreed candidate criteria;

(e) with respect to the Expanded Functional Genomics Program, approve selection of Expanded Functional Genomics Targets (including in connection with reconsideration of a Rejected Target resubmitted by a Party);

(f) with respect to the Additional Pathogen Programs, facilitate the discussion with respect to the selection of each Selected Pathogen and approve such selection;

(g) establish, as appropriate, additional sub-committees or working groups responsible for managing specific aspects of the Collaboration as contemplated herein;

(h) delegate decision-making authority with respect to specified issues to the applicable subcommittees, provided that any such delegated decision-making shall remain subject to Section 3.9;

(i) oversee and supervise the subcommittees and resolve issues or Dispute elevated to it by any subcommittee, Program Team or working group the JSC may establish;

(j) serve as a forum for each Party to communicate regarding each Party’s interest in participation in further Development of each Collaboration Product, including approval of proposals from the JRDC for the inclusion of, and terms for, Third Party assets or Intellectual Property Rights within a given Collaboration Program;

(k) serve as a forum for the Parties to discuss any proposal from either Party for inclusion of programs in the Collaboration in accordance with Section 2.4.2(b), Section 2.4.2(d) or Section 2.4.3, as applicable;

(l) [***];

(m) for each Collaboration Product, review and approve the initial Development Plan (and the Development Budget therein) in accordance with Section 7.1.2 and any material updates or amendments thereto in accordance with Section 7.1.3;

(n) for each Collaboration Product, review and approve the initial Commercialization Plan (including the associated Commercialization Budget) and proposed material updates and amendments thereto [***];

(o) [***];

(p) with respect to any Additional Pathogen Program, determine which Party shall have Manufacturing responsibility for supply of the applicable Additional Pathogen Product for preclinical studies, Phase I Clinical Studies and Phase II Clinical Studies of such Additional Pathogen Product;

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(q) review to determine whether any additional Internal Policy of a Party shall be included as a Relevant Internal Policy; and

(r) perform such other functions as are assigned to the JSC in this Agreement, or otherwise agreed by the Parties in writing.

3.2 Joint Research and Development Committee TC "3.2 Joint Research and Development Committee" \f C \l "2" .

3.2.1 Establishment of JRDC. The Parties shall, [***], establish a joint research and development committee (“Joint Research and Development Committee” or “JRDC”) to oversee Development of Collaboration Products and to coordinate Development activities of both Parties with respect to such Collaboration Products.

3.2.2 Responsibilities of the JRDC. The JRDC shall perform the following functions:

(a) oversee, review and coordinate the conduct, implementation and progress of the Development (including any Research) activities of each Collaboration Product with respect thereto under this Agreement, as described in the applicable Development Plan;

(b) discuss and develop the Development (including Research) strategy for the Collaboration, including any next-generation Collaboration Products;

(c) review and approve the applicable initial Development Plan and proposed updates and amendments thereto, in each case, as prepared by the Lead Party in conjunction with the Program Teams with respect to clinical Development of any Collaboration Product, including the applicable Development Budget and the allocation of responsibilities between the Parties, from time to time, and submit such Development Plan, updates, and other amendments to the JSC for review and approval in accordance with Section 7.1.2 or Section 7.1.3, as applicable;

(d) review and evaluate any results or reports delivered to the JRDC with respect to the Research activities, including validation and designation of each Development Candidate;

(e) with respect to the Expanded Functional Genomics Program, determine to progress a Target to Target Validation Studies, and submit Targets to the JSC for the designation of Expanded Functional Genomics Targets;

(f) review and evaluate any results or reports delivered to the JRDC with respect to further Development activities in addition to Research activities under the Development Plans, including the protocol concepts for Clinical Studies of the Collaboration Products and any revision of such protocols with respect to issues that are referred to the JRDC, in each case pursuant and subject to Section 7.5.3;

(g) address issues escalated from Program Teams, [***], and oversee risk mitigation plans proposed by Program Teams;

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(h) [***];

(i) approve CROs and other subcontractors in accordance with Section 7.4.2, excluding manufacturing subcontractors, which shall be approved by the JMC;

(j) [***] under applicable Collaboration Programs;

(k) [***];

(l) for each Collaboration Program, discuss each Party’s interest in participation in further Development activities in connection with the applicable Opt-Out Points;

(m) review and approve any Research and Pre-Clinical Publication Strategy or Clinical Development Publication Strategy proposed by the Lead Party of a Collaboration Program, pursuant to Section 14.1 or Section 14.2;

(n) [***]

(o) provide periodic updates to the JSC and otherwise supporting the JSC’s decision-making;

(p) establish a working functional teams for each Collaboration Program (each, a “Program Team”) to oversee the Development activities under each Collaboration Program, and delegate one or more of its functions under this Section 3.2.2 to such Program Team, with the supervision of the JRDC; and

(q) perform such other functions as are specifically designated to the JRDC in this Agreement, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.

3.3 Joint Commercialization Committee TC "3.3 Joint Commercialization Committee" \f C \l "2" .

3.3.1 Establishment of JCC. The Parties shall establish a joint commercialization committee (“Joint Commercialization Committee” or “JCC”), by [***], to oversee and review progress of Commercialization activities with respect to such Collaboration Products.

3.3.2 Responsibilities of the JCC. The JCC shall perform the following functions:

(a) review and approve the initial Commercialization Plan, including the associated Commercialization Budget, and proposed material updates thereto proposed by either Party (including any updates to the Commercialization Budget), in each case, as prepared by the LCP, with respect to Commercialization of each Collaboration Product, and submit the initial Commercialization Plan (including the associated Commercialization Budget) for each Collaboration Product to the JSC for review and approval and submit proposed material updates thereto [***] to the JSC for review and approval in accordance with Section 9.3;

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(b) provide a forum for discussing the need for significant updates to Commercialization Plan and [***], as applicable;

(c) review and discuss the [***] forecast for the Commercialization Budget, in conjunction with the Financial Working Group;

(d) review reports delivered to the JCC with respect to material Commercialization activities conducted by GSK and, [***];

(e) to the extent not addressed by a Program Team, [***]; and

(f) perform such other functions as are specifically designated to the JCC in this Agreement, as applicable, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.

3.4 Joint Patent Committee TC "3.4 Joint Patent Committee" \f C \l "2" .

3.4.1 Establishment of JPC. [***], the Parties shall establish a joint patent committee (“Joint Patent Committee” or “JPC”) to oversee patent matters relating to the Collaboration, as more specifically described below.

3.4.2 Responsibilities of the JPC. The JPC shall perform the following functions.

(a) serve as a forum for the discussion of the overall intellectual property strategies for the Collaboration, including the prosecution, maintenance, defense and enforcement of Program Patents, GSK Licensed Patents and Vir Licensed Patents, and submission of patent information to the FDA for listing in the Orange Book, “Purple Book” (or Orange Book-equivalent framework document for Biologics) or any foreign equivalents thereof;

(b) [***];

(c) [***];

(d) review proposed publication by the Parties for any Patent-related issues;

(e) [***]; and

(f) perform such other functions regarding Patents included in the Program Patents, GSK Licensed Patents and Vir Licensed Patents that are specifically designated to the JPC in this Agreement, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.

3.4.3 Decision-Making of the JPC. For matters relating to prosecution, maintenance or defense of a Patent, the Party [***]. For matters relating to submission of patent information for listing in the Orange Book or any foreign equivalents thereof, the LCP shall have the final decision-making authority pursuant to Section 8.3. For matters relating to whether to

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enter into a Blocking Third Party IP Agreement (and the agreement on the material terms thereof), any dispute shall be resolved in accordance with Section 11.9.1. For matters relating to whether to include any Third Party Intellectual Property Rights under a Third Party IP Agreement, any dispute shall be resolved in accordance with Section 12.9. [***]. For all other matters under the JPC authority, if the JPC cannot resolve a dispute with respect to such matter, the JPC shall be submitted such dispute to the JSC for resolution in accordance with Section 3.9.

3.5 Joint Manufacturing Committee TC "3.5 Joint Manufacturing Committee" \f C \l "2" .

3.5.1 Establishment of the JMC. [***] the Parties shall establish a joint Manufacturing committee (“Joint Manufacturing Committee” or “JMC”) to oversee matters relating to Manufacturing (including Clinical Manufacturing and Commercial Manufacturing and technology transfer) of any Collaboration Product under the Collaboration. The JMC shall be chaired by [***].

3.5.2 Responsibilities of the JMC. The JMC shall perform the following functions:

(a) serve as a forum for the discussion of the overall Manufacturing strategies and plans for the Collaboration, including [***];

(b) review and approve each Manufacturing Plan included in a Development Plan and Commercialization Plan and proposed updates and amendments thereto;

(c) assist the JRDC, the JCC and the JSC in review and approval of the Development Budget and Commercialization Budget and proposed updates and amendments thereto to the extent relating to Manufacturing activities;

(d) provide recommendations to JSC for the selection of CMOs for Clinical Manufacturing and Commercial Manufacturing and the terms and conditions of the proposed CMO agreement; and

(e) perform such other functions as are specifically designated to the JMC in this Agreement, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.

3.5.3 Decision-Making of the JMC. The JMC shall operate in accordance with Section 3.8, and the JMC shall make decisions generally in accordance with Section 3.9. If the JMC is unable, despite the good faith efforts of all members, to resolve any dispute relating to matters within the JMC’s authority within [***] after a disputed issue has been referred to the JMC by either Party, the disputed issue shall be referred to the JRDC, and shall be resolved in accordance with Section 3.9.

3.6 Financial Working Group TC "3.6 Financial Working Group" \f C \l "2" . Within thirty (30) days following the Effective Date, the JSC will establish a financial working group subcommittee (“Financial Working Group”) that will be responsible for initially reviewing all budgets included as part of the Development Plans and Commercialization Plans,

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and for overseeing the operational aspects of all co-funding and payment activities under this Agreement. The JSC shall determine the appropriate number of representatives of each Party that will constitute the Financial Working Group. Promptly following the Effective Date, each Party shall designate their respective initial representatives to the Financial Working Group to allow such Financial Working Group to begin organizing information for the initial meetings of each of the JRDC and JSC. Unless otherwise specified by the JSC, the Financial Working Group shall operate generally in accordance with the provisions of Section 3.8, and shall have no authority to alter or amend the terms and conditions of this Agreement. Both Parties’ representatives on the Financial Working Group shall make decisions and act in accordance with the General Principles.

3.7 Other Subcommittees TC "3.7 Other Subcommittees" \f C \l "2" . From time to time, the JSC and the JRDC may establish other subcommittees to oversee particular projects or activities under this Agreement, and such subcommittees shall be constituted and have such responsibility as the JSC or JRDC approves (such subcommittees, along with the other subcommittees established hereunder, each referred to herein as a “Subcommittee”). The Subcommittees shall operate in accordance with the provisions of Section 3.8, and shall have no authority to alter or amend the terms and conditions of this Agreement.

3.8 Membership, Meetings and Meeting Minutes TC "3.8 Membership, Meetings and Meeting Minutes" \f C \l "2" .

3.8.1 Membership. Except as otherwise stated herein, each Committee shall be composed of [***] in each case from each of Vir and GSK, or such other equal number of representatives as the Parties may agree. As of the Effective Date, the Parties anticipate that the JSC will be composed of [***] representatives of each Party, and the JRDC will be composed of [***] representatives of each Party. Either Party may replace its respective Committee representatives at any time with prior written notice to the other Party, provided that such replacement is of comparable authority and scope of functional responsibility within that Party’s organization as the person he or she is replacing. Each Party’s representatives to each Committee shall be individuals suitable in seniority and experience and amongst such representatives shall be [***] from each Party with relevant decision-making authority to make decisions within the scope of the applicable Committee’s responsibilities, provided that it is understood that [***]. For each Committee, or where applicable, Subcommittees, each Party shall designate one of its representatives on such Committee to co-chair the meetings for such Committee (each, a “Co-Chair”). The Co-Chairs shall, with and through the assistance of the Alliance Managers, coordinate and prepare the agenda for, and ensure the orderly conduct of, the meetings of such Committee. The Co-Chairs shall, with and through the assistance of the Alliance Managers, solicit agenda items from Committee members and provide an agenda, along with appropriate information for such agenda, reasonably in advance of any meeting, including [***]. Such agenda shall include all items requested by either Co-Chair for inclusion therein. In the event the Co-Chairs or another Committee member from either Party is unable to attend or participate in a meeting of such Committee, the Party whose Co-Chair or member is unable to attend may designate a substitute co-chair or other representative for the meeting. For clarity, while the Alliance Managers may attend meetings of all Committees, the Alliance Managers shall not: (a) serve as a voting member of any such Committee; nor (b) be counted towards either Party’s representation on any such Committee.

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3.8.2 Meetings. The JSC shall meet at least [***] per year, or at a frequency determined by the JSC, for so long as the Parties are engaging in Development activities as part of the Collaboration or a Collaboration Product is in Development or being Commercialized, in each case, for clarity, not as a Sole Development Product, and JSC meetings can be called at other times to resolve Committee Deadlocks in accordance with Section 3.9.1. [***] will be in-person, unless the JSC members agree to meet by an alternative mechanism (e.g., telephone or videoconference). The JRDC and the JCC, once formed, shall meet [***], or in each case at a frequency determined by the JRDC or JCC, as applicable. The Financial Working Group, Program Teams and other Subcommittees, if any, shall each meet at least quarterly after the Subcommittee is formed, or as more or less often as otherwise agreed by the applicable Subcommittee; provided that the Financial Working Group will meet as and when necessary to carry out its responsibilities set forth in Section 11.6. During the [***]. Committee meetings may be conducted by telephone, videoconference or in person. Any in-person Committee meetings shall be held on an alternating basis between Vir’s and GSK’s facilities, unless otherwise agreed by the Parties. Each Party shall be responsible for its own expenses in attending such meetings. As appropriate, the Committee may [***]. Each Party may also call for special meetings of a Committee to discuss particular matters requested by such Party. The Alliance Managers shall provide the members of each Committee with no less than [***] notice of each regularly scheduled meeting and, to the extent reasonably practicable under the circumstances, no less than [***] notice of any special meetings called by either Party.

3.8.3 Meeting Minutes. Minutes will be kept of all Committee meetings by one of the Alliance Managers (or his or her designees), or by one of the Co-Chairs (if an Alliance Manager is not present) on a rotating basis (commencing with GSK’s representative) and sent to all members of the Committee by facsimile or e-mail for review and approval within [***] after each meeting. The Parties may agree at the JSC on the format of the meeting minutes for the JSC and each other Committee. If a Party’s Alliance Manager (or his or her designee) is not present at a Committee meeting and that Party is responsible for keeping minutes, such Party shall designate one of its Committee members to keep minutes. Minutes shall record all action items and decisions of the applicable Committee. The Committee shall formally accept the minutes of the previous Committee meeting [***]. Minutes will be deemed approved unless any member of the Committee objects to the accuracy of such minutes by [***]. Minutes shall list action items and shall designate any issues that need to be resolved by the JSC or applicable dispute resolution process. In the event of any such objection to the minutes that is not resolved by mutual agreement of the Parties, such minutes will be amended to reflect such unresolved dispute.

3.9 Decision-Making TC "3.9 Decision-Making" \f C \l "2" .

3.9.1 Committee Decision Making. Decisions of each Committee shall be made by unanimous vote, with each Party having one vote. To the extent a Party has voted in favor of a particular action, after commencement of the implementation of such action it shall not be permitted to reverse such vote absent changed facts and circumstances that were not present at the time of the initial vote. In order to make any decision, any Committee must have present (in person or via telephone or videoconference) and voting at least one representative of each Party. Representatives of each Party under each Committee shall use reasonable efforts to resolve any dispute within the authority of such Committee in good faith. If (a) the JRDC, the JCC, the Financial Working Group, or the JPC (subject to Section 3.4.3) cannot or does not reach consensus

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with respect to a bona fide dispute within the authority of such Subcommittee (a “Subcommittee Deadlock”) after endeavoring for [***] to do so, such matter shall be referred to the JSC for discussion and attempted resolution, and (b) any Program Team or other Subcommittee cannot or does not reach consensus with respect to Subcommittee Deadlock after endeavoring for [***] to do so, then such Subcommittee Deadlock shall be first referred to the JRDC (in case of Program Teams and the JMC) or the applicable establishing Committee for resolution before they are submitted to the JSC pursuant to subsection (a). In the event that the JSC does not reach a decision with respect to a Subcommittee Deadlock, or if the JSC cannot or does not reach consensus with respect to any other matter within its authority, in each case, after endeavoring for [***] to do so, then such matter (a “Committee Deadlock”) shall be decided by the Parties in accordance with Section 3.9.2 below. For clarity, all commitments and other matters decided by the JSC or any other Committee between the Effective Date and the Execution Date (inclusive), to the extent that such commitments and other matters are actually approved and documented in the JSC meeting minutes, shall be deemed to be approved by and mutually agreed through the JSC and such other Committee, respectively, for purposes of this Agreement.

3.9.2 Decision Making Authority. The Committee Deadlock shall be submitted by either Party to the Senior Managers of both Parties. The Senior Managers of each Party, or their respective designees, shall attempt to resolve such Committee Deadlock within [***] after submission. If the Senior Managers (or their respective designees) cannot resolve the Committee Deadlock, then GSK, as the Lead Party and the LCP for the applicable Collaboration Product, shall have the final decision-making authority, except that:

(a) if the JSC determines (with GSK having the final decision-making authority) that Vir shall be the Lead Party for the Development of a Collaboration Product under the Expanded Functional Genomics Program or any Additional Pathogen Program, then, prior to the first filing for Drug Approval Application of such Collaboration Product, if a Committee Deadlock is with respect to Development and regulatory matters regarding such Collaboration Product, including clinical Manufacturing and supply of clinical trial material for Clinical Studies, then Vir, as the Lead Party for such Collaboration Product, shall have the final decision making authority [***];

(b) [***];

(c) with respect to the Expanded Functional Genomics Program,

(i) if at the time a Target is submitted by the JRDC to the JSC for approval as an Expanded Functional Genomics Target, [***];

(ii) if [***];

(iii) if the Parties [***].

(d) with respect to the Additional Pathogens Program,

(i) except with respect to the [***] designated by GSK from the Listed Target Pathogens and any Program mAbs directed to such Selected Pathogen (for which, for clarity, GSK shall have the final decision-making authority), [***] (A) [***], or (B) [***], and,

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in each case ((A) or (B)), such decision shall [***]; provided that, the foregoing [***] (x) [***], or (y) [***];

(ii) GSK shall not have the right [***];

(iii) GSK shall not have the right [***];

(e) with respect to inclusion of any additional Internal Policy of a Party as a Relevant Internal Policy, Section 3.11 shall apply;

(f) with respect to the [***] for each Collaboration Product, if the Committee Deadlock is with respect to (i) [***], or (ii) [***] (A) [***]; and (B) [***], in each case ((A) and (B)) to the extent that [***], in each case ((x) or (y)), [***], then GSK shall have the final decision-making authority, but [***].

3.9.3 Limits on Decision-Making Authority. Notwithstanding Section 3.4.3 and Section 3.9.2, (a) neither Party may exercise its final decision-making authority to (i) impose additional obligations upon the other Party not otherwise provided in this Agreement without such Party’s consent, (ii) cause the other Party to violate any applicable Law, or the terms of any agreement it may have with any Third Party entered into prior to the Execution Date, or (iii) modify, violate, breach or waive compliance with this Agreement, or cause the other Party to do so, (b) a Party may only exercise its final decision-making authority with respect to a matter after giving good faith consideration to the other Party’s comments (through its JSC members or its Senior Manager, as applicable) on such matter, and (c) if a Party elects its Opt-Out Option at any time with respect to a Collaboration Product, then thereafter, to the extent such Opt-Out Party would have the final decision-making authority pursuant to Section 3.9.2, then, such Opt-Out Party shall no longer have such final decision-making authority with respect to such Collaboration Product and, without limiting the preceding clauses (a) and (b), any dispute that would be subject to such Opt-Out Party’s final decision-making authority shall then be subject to the Non Opt-Out Party’s final decision-making authority.

3.9.4 Day-to-Day Decision-Making Authority. Each Party shall have decision-making authority with respect to the day-to-day activities of such Party (and such Party’s employees, agents and subcontractors) under this Agreement in accordance with this Agreement, including applicable Development Plan or Commercialization Plan, provided that such decisions are not inconsistent with the terms and conditions of this Agreement (including any applicable Plan) or the decisions and actions of the JSC, the JRDC, the JCC, the JMC, the Financial Working Group or any other Subcommittee, as applicable. Subject to the foregoing, each Party shall keep the relevant Committees reasonably informed of material developments regarding the Collaboration Products.

3.9.5 Limitation of Powers. Each Committee will have only the powers as are specifically delegated to it under this Agreement. The JSC is not a substitute for the rights of the Parties under this Agreement and is intended to coordinate and facilitate the activities of the Parties during the Term. The JSC will not be involved with the day-to-day management of activities to be performed by a Party under this Agreement. Matters explicitly reserved to the consent, approval or other decision-making authority of one or both Parties, as expressly provided

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in this Agreement, are outside the jurisdiction and authority of the JSC, including amendment, modification or waiver of compliance with the Agreement, which shall be made by the Parties in accordance with Section 22.11.

3.10 Alliance Managers TC "3.10 Alliance Managers" \f C \l "2" . [***], each Party shall designate an individual to serve as the main point of contact for each Party [***] to exchange information, facilitate communication and coordinate the Parties’ activities hereunder (each, an “Alliance Manager”). [***]. The applicable Alliance Managers shall attend the JSC meetings (or designate an appropriate representative to attend JSC meetings on the Alliance Manager’s behalf). For all other Committees, the Alliance Managers may participate in meetings but are not required to participate. The Alliance Managers shall not be counted as members of any Committee (and shall not vote on matters discussed at any Committee meeting). Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.

3.11 Most Conservative Approach and Internal Policies TC "3.11 Most Conservative Approach and Internal Policies" \f C \l "2" . For all activities with respect to Collaboration Products, each Party will provide the other with copies of Internal Policies that are relevant and material to the activities being conducted by the Parties hereunder (the “Relevant Internal Policies”) [***], and will provide updates of such Relevant Internal Policies as appropriate. [***]. If there is a conflict between the Relevant Internal Policies with respect to a particular issue, the Parties shall [***], and, except as otherwise set forth in an applicable Development Plan, each Party shall [***] with respect to Development, Manufacturing and Commercialization activities hereunder.

ARTICLE 4
Influenza Program TC "ARTICLE 4 INFLUENZA PROGRAM" \f C \l "1"

4.1 General TC "4.1 General" \f C \l "2" . The Influenza Program shall include Vir-2482XX2 and, subject to any restrictions set forth in the Existing Third Party Agreements, shall include all other Vir Influenza mAbs that are approved by the JSC for inclusion in Influenza Development Plan(s), except for Vir-2482, which shall not be part of the Influenza Program unless and until GSK exercises the Option pursuant to Section 4.2.2. During the Term, the Parties shall discuss and agree, through the JRDC and the JSC, on Development Plans for Influenza Products under the Influenza Program in accordance with Section 7.1 (each, an “Influenza Development Plan”). Without limiting the foregoing, the Influenza Development Plan will set forth (a) [***]; (b) [***]; (c) [***]; and (d) [***]. An initial Development Plan for Vir-2482XX2 as of the Effective Date is set forth on Schedule 4.1. As the Lead Party, GSK shall be primarily responsible for the Development, Clinical Manufacturing and Commercialization of the Influenza Products (for clarity, not including Vir-2482 unless GSK exercises the Option, and then only after the Vir-2482 Program Effective Date), under the oversight of the JRDC, JMC, JCC and the JSC.

4.2 GSK’s Option to Vir-2482 TC "4.2 GSK’s Option to VIR-2482" \f C \l "2" .

4.2.1 Vir may conduct development activities with respect to Vir-2482 up to completion of Phase II Clinical Studies of Vir-2482, without support of GSK. For clarity, Vir is not obligated to conduct, and may in its discretion elect not to proceed with, development

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of Vir-2482 through completion of Phase II Clinical Studies. If Vir elects to conduct such development, Vir will be responsible for the development activities set forth on Schedule 4.1 through completion of Phase II Clinical Studies at its own cost and expense, and [***], Vir shall provide to GSK a package of data and results for such Phase II Clinical Studies completed by Vir in accordance with the development plan for Vir-2482 (the “Option Data Package”). The Option Data Package shall include the data and information [***].

4.2.2 GSK shall have, and Vir hereby grants to GSK, an exclusive option (the “Option”) to exclusively collaborate with Vir on the Development, Manufacture and Commercialization of Vir-2482, provided it is understood that such Option shall only be exercisable provided that Vir completes Phase II Clinical Studies for Vir-2482. The Option is exercisable in GSK’s sole discretion during the period between the date on which GSK receives the Option Data Package and [***] thereafter (the “Option Exercise Period”). If, upon receipt of the Option Data Package, GSK [***], provided that neither Party shall be required to conduct further development activities to support any inquiry about any data or results included in such Option Data Package, and to the extent [***], the Option Exercise Period shall be [***].

4.2.3 If the Option is exercised by GSK in accordance with Section 4.2.2, then:

(a) subject to Section 11.2.2, on the date on which GSK gives written notice of exercise of the Option or, if any antitrust approvals in connection with exercise of such Option are required, on the date on which all such approvals have been obtained (such date, the “Vir-2482 Program Effective Date”), the licenses granted by Vir to GSK under Section 12.1.1 will be deemed to have been automatically expanded to include the right to Develop, Manufacture, and Commercialize Vir-2482 in the Field in the Territory; and

(b) following the Vir-2482 Program Effective Date, (i) GSK will pay, as applicable, the Option Exercise Fee to Vir in accordance with Section 11.2; (ii) the Influenza Program shall be automatically expanded to include Vir-2482; (iii) Vir and GSK will collaborate on the Phase III trials of Vir-2482 and for any future Development, Manufacturing and Commercialization of Vir-2482, with GSK being the Lead Party; and (iv) each Party will share fifty percent (50%) of the Development Costs and Pre-Tax Profits or Losses for Vir-2482 incurred following the Vir-2482 Program Effective Date in accordance with applicable Influenza Development Plan and Commercialization Plan, subject to each Party’s applicable Opt-Out Option set forth in Section 7.6.

4.2.4 If GSK elects not to exercise the Option with respect to Vir-2482 or fails to exercise the Option during the Option Exercise Period (subject to any extension, where applicable), then Vir shall have the right to further Develop and Commercialize Vir-2482 independently, alone or via an Affiliate or with a Third Party, provided that in such case,

(a) [***], and, without limiting the foregoing, [***], and

(b) [***].

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4.3 Vir-2482XX2 and Other Vir Influenza mAbs TC "4.3 VIR-2482XX2 and Other VIR Influenza mAbs" \f C \l "2" .

4.3.1 GSK shall have, and Vir hereby grants to GSK, effective as of the Effective Date, the exclusive right to collaborate with Vir on the Development, Manufacture and Commercialization of Vir-2482XX2 and other Influenza Products on and after the Effective Date. Without limiting the foregoing, the JSC may agree to pursue another Vir Influenza mAb (other than Vir-2482 or Vir-2482XX2) [***].

4.3.2 Either Party may identify a Vir Influenza mAb, which, if approved by the JSC for inclusion in an Influenza Development Plan, shall be an Influenza Product included in the Influenza Program, subject to any restrictions set forth in the Existing Third Party Agreements, and thereafter, the Parties will further Develop such Influenza Product in accordance with the applicable Influenza Development Plan (including an associated Development Budget) consistent with the diligence obligations of each Party as set forth in Section 7.2.

ARTICLE 5
Expanded functional genomics Program TC "ARTICLE 5 EXPANDED FUNCTIONAL GENOMICS PROGRAM" \f C \l "1"

5.1 General TC "5.1 General" \f C \l "2" . Promptly following the Screening Data Analysis, the Parties will, through the JRDC, discuss and mutually agree on the Development Plan for the Expanded Functional Genomics Program in accordance with Section 7.1 (the “Expanded Functional Genomics Development Plan”). Without limiting the foregoing, the Expanded Functional Genomics Development Plan will include (a) [***], (b) [***]; (c) [***], and (d) [***]. A flowchart of the work stream for the Expanded Functional Genomics Program is set forth on Schedule 5.1 attached hereto.

5.2 Pre-Expanded Functional Genomics Target Selection TC "5.2 Pre-Expanded Functional Genomics Target Selection" \f C \l "2" .

5.2.1 Following the Effective Date, the Parties will, under the oversight of the JRDC, collaborate on identifying Targets of interest associated with a Respiratory Viral Disease [***] (such process, the “Screening Data Analysis”). [***].

5.2.2 Following the Screening Data Analysis, if the JRDC agrees to progress such Target and to further conduct target validation activities, the Parties will agree on an the Expanded Functional Genomics Development Plan to include applicable target validation activities for such Target (“Target Validation Studies”). Any Target evaluated by the JRDC on the basis of the Screening Data Analysis that the Parties do not elect to progress into Target Validation Studies shall become a Rejected Target. For clarity, Target Validation Studies may also include additional Respiratory Viral Functional Genomic Screens with respect to such Target,

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which will be agreed by the Parties and provided in the applicable Expanded Functional Genomics Development Plan. [***].

5.3 Screening Data TC "5.3 Screening Data" \f C \l "2" .

5.3.1 With respect to each Target or the associated Respiratory Viral Disease that becomes the subject of Screening Data Analysis, each Party will contribute, at its discretion [***], data, information and Know-How Controlled by such Party and relevant to the Respiratory Viral Disease associated with such Target, to be used in the Screening Data Analysis and, if the JRDC decides to progress such Target to the Target Validation Studies, in addition to data, information and Know-How, each Party may, subject to Section 2.6.2, contribute, at its discretion, compounds or products to be used in Target Validation Studies for the screening, selection, and validation of such Target. For clarity, Vir shall Contribute to the Expanded Functional Genomics Program [***] and, [***], GSK shall Contribute to the Expanded Functional Genomics Program [***]. The Parties may, upon approval by the JRDC, (i) [***], or (ii) [***]. For clarity, neither Party shall, nor shall either Party be required to, contribute to the Expanded Functional Genomics Program any Screening Data not related to Respiratory Viral Diseases. Each Party shall [***]. For clarity, as between the Parties, [***].

5.3.2 All Screening Data arising from activities conducted within the Expanded Functional Genomics Program, including such Screening Data [***] (such Screening Data, “Collaboration Screening Data”). The Parties shall coordinate, through the Joint Patent Committee, with respect to the filing of any patent applications disclosing or claiming the Collaboration Screening Data.

5.4 Selection of Expanded Functional Genomics Targets TC "5.4 Selection of Expanded Functional Genomics Targets" \f C \l "2" .

5.4.1 Following the Target Validation Studies with respect to a Target, the JRDC will deliver the results and data from the Screening Data Analysis and Target Validation Studies for such Target to the JSC for further evaluation. The JSC will select Expanded Functional Genomics Targets based on [***].

5.4.2 Following the selection of an Expanded Functional Genomics Target by the JSC, the Parties will, through the JSC and in accordance with an Expanded Functional Genomics Development Plan (including associated budget), further Develop and Commercialize Expanded Functional Genomics Product directed to such Expanded Functional Genomics Target, with the primary focus on Respiratory Viral Diseases. If the Parties identify other diseases associated with an Expanded Functional Genomics Target, then, [***].

5.4.3 Following the selection of an Expanded Functional Genomics Target by the JSC (as may be further determined pursuant to Section 3.9.2), neither Party shall [***] outside the Expanded Functional Genomics Program, until [***].

5.5 Independent Programs TC "5.5 Independent Programs" \f C \l "2" .

5.5.1 If, at the time a Target becomes an Expanded Functional Genomics Target, such Target is the subject of an Expanded Functional Genomics Independent Program of

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a Party (either by itself, through an Affiliate or with a Third Party) outside the Expanded Functional Genomics Program, then, such Party shall have the right to continue with such Expanded Functional Genomics Independent Program, provided such Party and its Affiliates, Third Party licensees and Sublicensees shall not have the right to [***] of the other Party in connection with such Expanded Functional Genomics Independent Program.

5.5.2 If, at the time a Target becomes an Expanded Functional Genomics Target, either Party has [***]. For clarity, neither Party has an obligation to Contribute to the Expanded Functional Genomics Program [***].

5.6 Rejected Targets TC "5.6 Rejected Targets" \f C \l "2" .

5.6.1 Subject to Section 5.6.3, either Party may progress a Rejected Target independently, either alone or via an Affiliate or partnering with a Third Party (each, a “Rejected Target Program”), and [***], provided that except as set forth in Section 5.6.2, neither Party shall [***] until [***]. For clarity, except for [***], either Party shall have the right to [***] (except as set forth in Section 5.6.4), in any Rejected Target Program.

5.6.2 Notwithstanding Section 5.6.1, during [***], subject to Section 5.6.3, if a Party wishes to pursue further development activities [***] with respect to a Rejected Target [***] then such Party shall be permitted to do so; provided that (a) if a Party Develops [***], and wishes to continue further Development, or (b) if such Party wishes to [***] in connection with a [***]; then in each case ((a) or (b)) such Party shall be [***] as an Expanded Functional Genomics Target, including [***], then the offering Party shall have the right to progress a Rejected Target Program with respect to such Rejected Target [***], itself or with any Affiliate or Third Party. For clarity, either Party shall have the right to [***].

5.6.3 If a Target [***] within the Expanded Functional Genomics Program, and at such time, such Target is the subject of an Expanded Functional Genomics Independent Program of GSK (and not of Vir), then (a) GSK shall have the right to continue with such Expanded Functional Genomics Independent Program, provided GSK shall not have the right to [***], and (b) Vir may progress a Rejected Target Program, [***], including in relation to [***], subject to the payment of royalties to GSK on Net Sales of the Rejected Target Product(s) arising from such Rejected Target Program pursuant to Section 5.6.4.

5.6.4 If a Party elects to progress a Rejected Target in accordance with the terms of this Section 5.6 with respect to any Respiratory Viral Disease, and (a) [***], and (b) [***] for a product directed to such Rejected Target [***] (the “Rejected Target Product”), then following such Regulatory Approval, such Party shall pay to the other Party a royalty of [***] on Net Sales of such Rejected Target Product starting from the First Commercial Sale of such Rejected Target Product [***], for so long as such Rejected Target Product is [***]. In addition, on a Rejected Target Product-by-Rejected Target Product basis, the royalty reductions set forth in Section 11.8.3 and Section 11.9.4 shall apply, mutatis mutandis, with respect to royalties due on Net Sales of each applicable Rejected Target Product in each Calendar Quarter, provided that such

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deductions, in the aggregate, shall not reduce the royalties payable in each applicable Calendar Quarter for such applicable Rejected Target Product [***] on such Net Sales. [***].

5.7 Database Technology TC "5.7 Database Technology" \f C \l "2" . Any databases and data mining technologies [***] shall only be included in the Expanded Functional Genomics Program to the extent agreed by the applicable Party in its sole discretion and [***], and in each case shall be subject to any applicable Third Party agreements, including, [***].

ARTICLE 6
Additional Pathogen Programs TC "ARTICLE 6 ADDITIONAL PATHOGEN PROGRAMS" \f C \l "1"

6.1 General TC "6.1 General" \f C \l "2" . Three (3) target pathogens (other than Influenza Viruses) will be selected in accordance with Section 6.2 (each a “Selected Pathogen”) to be included in the Collaboration as Additional Pathogen Programs. Notwithstanding the foregoing, the Parties agree that [***] set forth on Schedule 6.1 attached hereto [***]. Promptly following the selection of a Selected Pathogen and, where applicable, the associated Program mAbs, the Parties will, through the JRDC, discuss and mutually agree on the Development Plan for each Selected Pathogen under the Additional Pathogen Program in accordance with Section 7.1 (the “Selected Pathogen Development Plan”). Without limiting the foregoing, the Selected Pathogen Development Plan for each Selected Pathogen will set forth (a) [***]; (b) [***]; (c) [***]; (d) [***]; and (e) [***].

6.2 Selection of Additional Pathogen TC "6.2 Selection of Additional Pathogen" \f C \l "2" .

6.2.1 During the period of [***], GSK shall have the right, but not the obligation, to select [***] from the list of target pathogens set forth on Schedule 6.2.1 (the “Listed Target Pathogens”), and during such [***]. For clarity, if GSK does not select [***] from the Listed Target Pathogens within such [***], it shall still have the right to select up to three (3) target pathogens pursuant to the remainder of this Section 6.2.

6.2.2 GSK shall have the right to select [***] at any time between the Effective Date and [***] from any target pathogen [***], subject in each case to Section 3.9.2(d).

6.2.3 Except as otherwise provided pursuant to Section 3.9.2(d)(i) or Section 3.9.2(d)(ii), GSK shall have final decision-making authority with respect to the selection of the Selected Pathogens. For clarity, subject to Vir’s exclusivity obligations under Section 2.4.3 and Section 6.2.1, Vir shall not be restricted with respect to the conduct of its internal antibody programs (or from acquiring or in-licensing any antibody program from a Third Party) prior to GSK selecting the Selected Pathogens, provided that [***].

6.3 Selection of Program mAbs TC "6.3 Selection of Program mAbs" \f C \l "2" . For each Selected Pathogen, the Parties will agree via the JSC, to select neutralizing mAbs directed to such Selected Pathogen (such mAbs selected by the JSC, “Program mAbs”). The JSC may select Program mAbs from a Vir Existing mAb Program or from a Vir Acquired Asset, subject to Section 3.9.2(d). In addition, Vir and GSK will collaborate to identify novel neutralizing mAbs outside of Vir Existing mAb Programs and Vir Acquired Assets that broadly neutralize strains of

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the Selected Pathogen (including mAbs disclosed in the literature or brought in by a Party from outside the Collaboration in its sole discretion, subject to any obligations to a Third Party), and the Parties will collaborate to test and validate activity of such neutralizing mAbs in accordance with a Selected Pathogen Development Plan, upon which time [***] to include such mAbs in the applicable Additional Pathogen Program as Program mAbs. If the JSC cannot agree on the selection of a Program mAb, then, [***].

ARTICLE 7
Development Activities; OPT-Out Options TC "ARTICLE 7 DEVELOPMENT ACTIVITIES; OPT-OUT OPTIONS" \f C \l "1"

7.1 Development Plans TC "7.1 Development Plans" \f C \l "2" .

7.1.1 The Parties shall conduct Development activities under each Collaboration Program in accordance with applicable Development Plans. Each Development Plan shall (a) [***], and (b) set forth (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) [***]. For clarity, the Development Plan will [***].

7.1.2 The JRDC, [***], shall review and approve each initial Development Plan (to the extent not approved prior to the Execution Date) within [***], and shall submit such Development Plan to the JSC for the JSC to review and approve, except that the JMC shall review and approve the Manufacturing Plan (and associated Manufacturing budget) included in the Development Plan [***]. If the JRDC or the JMC, as applicable, cannot agree on the Development Plan within such [***], then such dispute shall also be submitted to the JSC. If the JSC cannot agree on such proposed Development Plan within [***], then such dispute shall be resolved in accordance with Section 3.9.2, subject to Section 3.9.3. The proposed Development Plan (including the initial Development Budget that is part of the Development Plan) will go into effect once approved by the JSC in accordance with Section 3.9. Once approved by the JSC, the Parties shall conduct Development activities under the Development Plan in accordance with this Agreement. All such Development activities shall be conducted under the supervision of the JRDC, as applicable and in accordance with the approved Development Plan. Activities of a Party’s Affiliates, licensees or Sublicensees shall be considered activities of such Party for purposes of this Agreement.

7.1.3 Following approval by the JSC of the initial Development Plan (including the associated Development Budget) for a Collaboration Program in accordance with Section 7.1.2, such Development Plan shall be updated or amended as follows:

(a) the JRDC [***] and the JMC (with respect to the Manufacturing Plan included in the Development Plan) shall review each Development Plan not less frequently than [***] and the Lead Party shall prepare [***] Development Plan updates, which shall include, as applicable, updates to the existing Development Budget, including to provide for the Development Budget for the [***] for the particular Collaboration Program. The Lead Party shall submit all such updates to the JRDC [***] and to the JMC (with respect to the Manufacturing Plan included in the Development Plan) for review and approval no later than [***] and the JRDC and the JMC shall submit such updated Development Plan to the JSC for review and approval. If the JSC cannot agree on such proposed updated Development Plan within [***], then such dispute

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shall be resolved in accordance with Section 3.9.2, subject to Section 3.9.3. Upon the JSC’s preliminary approval, such updates shall be submitted to each Party for its internal budgeting process with a target for final approval no later than [***], at which time any such approved updates shall be appended to the Development Plan, provided that, [***].

(b) The Lead Party may also develop and submit to the JRDC [***] and JMC (if applicable) from time to time other proposed amendments to the Development Plan, which the JRDC [***] and/or the JMC (as applicable) will review and approve. The JRDC or the JMC (with respect to the Manufacturing Plan included in the Development Plan) shall submit all [***] amendments to the Development Plan [***] to the JSC for review and approval and, if the JRDC or JMC, as applicable, cannot agree with respect to any matter in any other proposed amendments to the Development Plan within [***], the JRDC or JMC shall submit such amendments to the JSC for review and approval. If the JSC cannot agree on such proposed amendments to the Development Plan within [***], then such dispute shall be resolved in accordance with Section 3.9.2, subject to Section 3.9.3. Proposed amendments to the Development Plan shall not go into effect until approved by the JRDC or the JMC (with respect to the Manufacturing Plan included in the Development Plan) or, if applicable, the JSC, at which time such approved amendments shall be appended to the Development Plan.

(c) For clarity, when providing the JRDC with information regarding the projected Development Budget anticipated to be expended under a particular Collaboration Program, the Lead Party shall provide to the JRDC the level and quality of information that the Parties have agreed through the Financial Working Group, which level and quality of information shall be agreed to by the Financial Working Group within [***].

7.1.4 The Development Plan may include [***], in each case, solely if the Parties mutually agree to include such product in the applicable Development Plan or an amendment to such Development Plan (each agreed product, an “Additional Products”). For clarity, with respect to any portion of an Additional Product that is [***] the Development Plan for such Additional Product. [***]. The Development Plan may also include [***] the Development and Commercialization of Collaboration Products, for which the Parties will mutually agree on any Development activities associated therewith. For clarity, unless otherwise agreed by the Parties, the sharing of Development Costs applicable to [***] such Development Plan. If the Parties agree to include in the Collaboration an Additional Product that is [***].

7.2 Development Efforts TC "7.2 Development Efforts" \f C \l "2" . Each Party shall use its Commercially Reasonable Efforts to (a) perform the obligations assigned to it under each Development Plan, and (b) enable GSK to seek and obtain Regulatory Approval for any Collaboration Product progressed thereunder in the United States, the European Union, and the United Kingdom. Each Party shall conduct its Development activities in good scientific manner and in compliance with all applicable Law, including Laws regarding the environment, safety and industrial hygiene, and GMP, GLP, GCP, informed consent and Institutional Review Board regulations, current standards for pharmacovigilance practice, and all applicable requirements relating to the protection of human subjects.

7.3 Development Records; Exchange of Information TC "7.3 Development Records; Exchange of Information" \f C \l "2" .

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7.3.1 Each Party shall maintain, in good scientific manner, complete and accurate books and records pertaining to its activities under each Development Plan, in sufficient detail to verify compliance with its obligations under this Agreement and which books and records shall (a) be appropriate for Patent and regulatory purposes, (b) be kept and maintained in compliance with applicable Law, (c) properly reflect all work done and results achieved in the performance of its activities hereunder and (d) record only such activities and not include or be commingled with records of activities outside the scope of this Agreement (such books and records, “Program Records”). As part of keeping the Program Records, each Party shall maintain records in sufficient detail as will properly reflect all work done, in the performance of activities arising out of, in conducting, or otherwise in connection with the Development Plan. Program Records specifically related to a Collaboration Product shall be retained by the applicable Party for at least [***] after the expiration or termination of the applicable Collaboration Program with respect to such Collaboration Product, or for such longer period as may be required by applicable Law. The JRDC shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all Program Records kept by a Party, which inspection will not be more than once per Calendar Year, unless for quality or safety issues. Each Party shall provide the JRDC with detailed reports relating to its activities under each Collaboration Program each Calendar Quarter for the applicable Collaboration Program.

7.3.2 With respect to any Collaboration Program, within [***] of each year, each Party shall prepare and provide to the other Party a written report that summarizes the Development activities (including Manufacturing-related development activities) performed and the status of activities and progress with respect to the information included the Development Plan, [***]. The Parties may agree that minutes or presentations from Committee meetings may be used to satisfy this reporting requirement. Each Party shall have the right to review all reports related to any Clinical Studies for a Collaboration Product, whether such reports are generated by or on behalf of GSK, Vir or a CRO or subcontractor, provided that such Party has not exercised its Opt-Out Option.

7.4 Performance by Affiliates; Subcontracting TC "7.4 Performance by Affiliates; Subcontracting" \f C \l "2" .

7.4.1 Each Party conducting any Development activities under each Development Plan shall have the right to subcontract any of the activities assigned to it under any Development Plan to any of its Affiliates without further approval of the JRDC or the other Party; provided that no such permitted subcontracting shall relieve the subcontracting Party of any obligation hereunder and the subcontracting Party shall cause its permitted subcontractors to comply with its applicable obligations under this Agreement.

7.4.2 Subject to Section 7.4.3, each Party conducting any Development activities under each Development Plan may subcontract any of the activities assigned to it under any Development Plan to a Third Party subcontractor, including clinical research organizations (“CROs”), contract manufacturing organizations, subject to the following terms and conditions: (a) any such subcontracting to a Third Party shall be approved by the JRDC; (b) none of the rights of the other Party hereunder are diminished or otherwise adversely affected as a result of such subcontract; (c) such Third Party subcontractor shall be bound by a written agreement that is consistent with terms and conditions of this Agreement, including applicable confidentiality,

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publication and intellectual property ownership and assignment provisions; and (d) such Party shall remain responsible under this Agreement for ensuring, and shall be liable to the other Party for, the compliance of such Third Party subcontractor with this Agreement. Notwithstanding the foregoing, at the time of preparation of the Development Plan for a given Collaboration Product, where reasonably practicable, the Parties will discuss through the JRDC and agree upon any Third Party subcontractors that the Non-Lead Party anticipates it may wish to use to perform activities for or on behalf of such Non-Lead Party. Such pre-approved Third Party subcontractors will be listed in the Development Plan, and, no separate approval by the JRDC shall be required for the Non-Lead Party to use such Third Parties to perform activities with respect to any Collaboration Product under the same Collaboration Program. [***].

7.4.3 Notwithstanding Section 7.4.1 and Section 7.4.2, the Parties agree that [***], provided that for clarity, (a) [***], and (b) [***].

7.5 Clinical Studies TC "7.5 Clinical Studies" \f C \l "2" .

7.5.1 Generally. All Clinical Studies of the Collaboration Products conducted by the applicable Party shall be conducted only pursuant to this Agreement and the applicable Development Plan. Any Clinical Studies of the Collaboration Product will be conducted in accordance with the Applicable Internal Policies and GCP standards and involve investigators of recognized competence. If agreed to by the Parties in writing or approved by the JRDC, or if a Party has a reasonable basis to believe a violation of applicable Law has occurred with respect to a given Clinical Study, each Party shall have the right, at its own expense and subject to the terms and conditions of any applicable agreements, to audit all Clinical Study sites used by the other Party, and have all other audit rights to ensure that any necessary compliance standards are upheld. Such audit shall be made at reasonable times during regular business hours and upon [***] prior notice to such other Party and the Clinical Study site. Summaries of results of all Clinical Studies conducted by either Party with respect to any Collaboration Product shall be published on GSK’s clinical trial register, unless GSK has exercised its Opt-Out Option and is not conducting or funding any activity with regard to the applicable Collaboration Program.

7.5.2 Investigator-Initiated Studies. The Lead Party shall determine, and the Development Plan shall set forth any sponsorship of investigator-initiated studies of the Collaboration Products. All sponsorship of such investigator-initiated studies shall be subject to approval by the JRDC or, where applicable, the JSC.

7.5.3 Clinical Study Protocol. All Clinical Studies conducted under a Development Plan will first be approved in concept by the JRDC. For any Clinical Studies that are to be conducted solely by a Party (including through an affiliated entity or a subsidiary) or its contractors, the protocol and related investigator’s brochures shall be designed by such Party in accordance with the approved Development Plan with review and input from the other Party within [***] after submission to the JRDC of the draft protocol; provided, that if the other Party identifies a material issue in the protocol, it may refer the issue to the JRDC for revision. Except as otherwise specified in the applicable Development Plan, the Lead Party will secure any required approvals from any Institutional Review Boards, safety boards or the like. Notwithstanding the foregoing, the Party conducting the Clinical Study may make modifications to the protocol on an emergency

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basis for patient safety reasons and in such case, shall notify the JRDC and the other Party as promptly as practical.

7.6 Rights to Opt-Out TC "7.6 Rights to Opt-Out" \f C \l "2" .

7.6.1 Opt-Out Points. On a Collaboration Product-by-Collaboration Product basis with respect to the Influenza Program and each Additional Pathogen Program, and on an Expanded Functional Genomics Target-by-Expanded Functional Genomics Target basis with respect to the Expanded Functional Genomics Program, each Party (whether the Lead Party or the Non-Lead Party, such Party, an “Opt-Out Party”) will have the one-time right to elect, pursuant to the procedures set forth in this Section 7.6 to cease funding its share of the Development Costs for a Collaboration Product (in the case of the Influenza Program and Additional Pathogen Programs), or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of Expanded Functional Genomics Program) in all indications (unless the Parties mutually agree otherwise) (each, an “Opt-Out Option”), as further provided in this Section 7.6.

(a) With respect to each Collaboration Product in the Influenza Program or an Additional Pathogen Program, either Party may exercise its Opt-Out Option by providing the required written notice (an “Opt-Out Notice”) to the other Party on or prior to each of the following milestone events (collectively, the “Opt-Out Points”):

[***].

For clarity, with respect to the Influenza Product containing Vir-2482, if GSK exercises the Option pursuant to Section 4.2.2, [***].

(b) With respect to each Expanded Functional Genomics Target in the Expanded Functional Genomics Program,

(i) if, [***], then, without limiting [***], Vir shall [***] with respect to [***]; and

(ii) either Party may exercise its Opt-Out Option with respect to an Expanded Functional Genomics Target by providing the Opt-Out Notice to the other Party on or prior to each of the following Opt-Out Points: [***].

7.6.2 Share of Data and Materials. Within [***] for a Collaboration Product, the Lead Party (and the Non-Lead Party if applicable) conducting Development activities with respect to such Collaboration Product shall submit to the JRDC a summary of the [***] derived from the Development activities conducted by such Party for such Collaboration Product from last Opt-Out Point (if any) to such Opt-Out Point (the “Development Summary”). The Development Summary shall include, where applicable, [***]. Following presentation and discussion between the Parties, and within [***] after submission of the Development Summary to the JRDC, [***] shall be provided by the Party conducting the Development activities upon reasonable request by the other Party, provided that [***]. For clarity, this Section 7.6.2 shall apply with respect to [***].

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7.6.3 Exercise of Opt-Out Option.

(a) Except with respect to the Target-Selection Opt-Out Option, either Party may exercise an Opt-Out Option by delivering an Opt-Out Notice at any time prior to, and no later than [***] following the receipt of the Development Summary by the JRDC with respect to the applicable Collaboration Product [***]. Except with respect to the Target-Selection Opt-Out Option, the Opt-Out Option shall be deemed to be exercised upon (i) [***], or (ii) [***] (such date in (i) or (ii), the “Opt-Out Effective Date”).

(b) [***] may exercise the [***] by providing the Opt-Out Notice within [***] following the applicable [***], and the date of delivery of such Opt-Out Notice shall be deemed as the Opt-Out Effective Date with respect to such [***].

(c) If a Party exercises an Opt-Out Option with respect to a Collaboration Product (in the case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), in each case, in accordance with Section 7.6.3(a), or, where applicable, Section 7.6.3(b), then:

(i) The Opt-Out Party shall be responsible for [***], in each case, [***].

(ii) Notwithstanding the foregoing, an Opt-Out Party delivering [***] shall not be liable for any [***]. For clarity, [***].

(iii) The Opt-Out Party shall also be responsible for [***].

(iv) if such exercised Opt-Out Option is with respect to an Expanded Functional Genomics Target (including, with respect to Vir, the Target-Selection Opt-Out Option) under the Expanded Functional Genomics Program, and at the time such Party opts out, [***], then unless the Parties mutually agree otherwise, exercise of such Opt-Out Option shall apply to [***]. Subject to the foregoing, after a Party exercises the Opt-Out Option with respect to an Expanded Functional Genomics Target, such Opt-Out Party shall have the right, either alone or via an Affiliate or partnering with a Third Party, to develop programs and exploit products and compounds directed to such Target outside the Collaboration provided that (A) such Party shall not use the Collaboration Screening Data to initiate or conduct such programs, and (B) [***].

(d) If a Party does not elect to exercise its Opt-Out Option at one of the above Opt-Out Points within the specified time periods in accordance with Section 7.6.3(a), or, where applicable, Section 7.6.3(b), it will be obligated to continue to fund all Development Costs for such Collaboration Product(s) in accordance with Section 11.4, until such time as the next Opt-Out Point becomes available, if any; [***] existing at the time the Opt-Out Notice or Early Opt-Out Notice is delivered.

7.6.4 Parties’ Rights after Opt-Out.

(a) Upon receipt of any Opt-Out Notice timely delivered by the Opt-Out Party in accordance with Section 7.6.3 with respect to a Collaboration Product (in the

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case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), the other Party (the “Non Opt-Out Party”) shall have the right, at any time after the Opt-Out Effective Date with respect to such Collaboration Product(s), as applicable, to elect either to (i) continue with the Development and Commercialization of such Collaboration Product(s), at its own cost; or (ii) subject to the remainder of this Section 7.6.4, cease bearing Development Costs for future Development activities with respect to such Collaboration Product(s), in which case the Non Opt-Out Party may wind down the Development activities with respect to such Collaboration Product(s), or (iii) subject to the Opt-Out Party’s agreement, propose to out-license or otherwise divest such Collaboration Product(s). After the Opt-Out Party exercises its Opt-Out Option with respect to any Collaboration Product(s), the Non Opt-Out Party shall notify the Opt-Out Party of its decision to elect subsection (i), (ii) or (iii) in the foregoing within [***] following the Opt-Out Effective Date for such Collaboration Product(s) (the “Non Opt-Out Notice”), provided that, [***], the election by the Non Opt-Out Party of subsections (i), (ii) or (iii) in the Non Opt-Out Notice shall not [***]. The Opt-Out Party shall, upon reasonable request by the Non Opt-Out Party, discuss with the Non Opt-Out Party in good faith, and cooperate to facilitate its decision-making, including by [***].

(b) If, after the Opt-Out Party exercises its Opt-Out Option with respect to a Collaboration Product (in the case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), the Non Opt-Out Party elects to continue with the Development and Commercialization of such Collaboration Product(s) (which shall thereafter become Sole Development Product(s) and cease being Collaboration Product(s)), then:

(i) the Opt-Out Party’s rights to share any Pre-Tax Profit or Loss in such Collaboration Product(s) pursuant to Section 11.5 shall cease upon receipt of the Non Opt-Out Notice and the Opt-Out Party shall be entitled to receive royalties from the Non Opt-Out Party on Net Sales of such Sole Development Product(s) in accordance with Section 11.8, as applicable;

(ii) the Non Opt-Out Party shall continue to [***] to perform such activities with respect to such Sole Development Product(s), similar to the Commercially Reasonable Efforts used with respect to the corresponding Collaboration Product prior the Opt-Out Party opting out and taking into the account the fact that the Non Opt-Out Party will be solely funding the Development,

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Manufacture and Commercialization of such Sole Development Product;

(iii) the Opt-Out Party shall, subject to Section 12.2, provide reasonable assistance requested by the Non Opt-Out Party to (A) transfer or transition to the Non Opt-Out Party (or wind down, if applicable) all activities for which such Opt-Out Party was responsible prior to the exercise of the Opt-Out Option, including [***]; (B) transfer to the Non Opt-Out Party relevant Data, information and materials [***], in each case ((A) or (B)), to the extent necessary for the Non Opt-Out Party’s continued conduct of Development, Manufacturing and Commercialization of such Sole Development Product(s), [***];

(iv) with respect to [***], the Opt-Out Party shall, at the Non Opt-Out Party’s request and [***], if the Opt-Out Party is required to [***] with respect to the Development, Manufacture and Commercialization of any Sole Development Product(s), then [***]; and

(v) the JRDC, the JSC or other Committees shall no longer have authority over such Sole Development Product(s), and the applicable Development Plan and Development Budget will be of no further effect with respect to such Sole Development Product other than with respect to costs incurred prior to the Opt-Out Effective Date.

(c) If, after the Opt-Out Party exercises its Opt-Out Option with respect to a Collaboration Product (in the case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), the Non Opt-Out Party elects, [***], to cease and wind down the Development activities with respect to such Collaboration Product(s), the Non Opt-Out Party shall conduct winding down activities in accordance with all applicable Law, and the Opt-Out Party shall, upon Non Opt-Out Party’s reasonable request, provide reasonable assistance with such winding down activities. [***].

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(d) If, after the Opt-Out Party exercises its Opt-Out Option with respect to a Collaboration Product (in the case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), (i) the Non Opt-Out Party elects to, [***], or (ii) [***], and the Non Opt-Out Party elects to, [***], in either case ((i) or (ii)), cease any further funding of, or Development or Commercialization activities with respect to such Collaboration Product(s), and out-license or otherwise divest such Collaboration Product(s), then (A) [***], (B) [***], and (C) [***].

(e) If, after the Opt-Out Party exercises its Opt-Out Option with respect to a Collaboration Product (in the case of the Influenza Program or the Additional Pathogen Programs) or all Collaboration Products directed to an Expanded Functional Genomics Target (in the case of the Expanded Functional Genomics Program), (i) the Non Opt-Out Party elects to, at any time [***], cease any further funding of, or Development or Commercialization activities with respect to such Sole Development Product(s), and out-license or otherwise divest such Sole Development Product(s), and (ii) [***], then (A) [***], (B) [***], and (C) [***].

7.6.5 Animal Welfare. With respect to any Development activities conducted by either Party under this Agreement that involve the use of animals, including any animal studies, such Party agrees to comply with the terms of Schedule 7.6.5. For the avoidance of doubt, during the Term, [***].

ARTICLE 8
Regulatory Activities TC "ARTICLE 8 REGULATORY ACTIVITIES" \f C \l "1"

8.1 Generally TC "8.1 Generally" \f C \l "2" . Generally, the Parties will discuss and seek to agree upon the appropriate regulatory strategy for each Collaboration Product.

8.2 Meetings and Communications TC "8.2 Meetings and Communications" \f C \l "2" . During the Term, each Party shall keep the other Party reasonably informed of any material communications from, or meetings with, any Regulatory Authority pertaining to such Party’s Development activities performed under this Agreement. To the extent relating to a Collaboration Product, the Party that is the regulatory sponsor or, following the release of headline data of the relevant Clinical Study, the applicant for the Drug Approval Application with respect to such Collaboration Product, shall provide the other Party with: (a) to the extent allowable by applicable Laws and the relevant Regulatory Authority and to the extent practicable, an opportunity to have one or more of its representatives attend and observe [***] in substantive discussions and meetings with the FDA or any other Regulatory Authority with respect to any Clinical Studies or other matters (e.g., CMC or non-clinical issues); (b) a copy of any material documents, reports or correspondence submitted to the FDA or any other Regulatory Authority; and (c) reasonable advanced notice (to the extent practicable) of substantive meetings, scheduled or unscheduled, with the FDA or any other Regulatory Authority. All such documents or reports described in subclause (b) above shall be provided to the JRDC at least [***] prior to their submission to the applicable Regulatory Authority (or such later date as the Parties may reasonably agree). To the extent a Party receives material written or oral communications from the FDA or any other Regulatory Authority relating to a Collaboration Product or activities under this

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Agreement with respect to a Collaboration Product, such Party shall notify the other Party and provide a copy of any such written communications to the other Party [***]. In addition, upon a reasonable request from the other Party, each Party shall provide copies of other documents, reports or communications from or to Regulatory Authorities relating to Collaboration Products.

8.3 Regulatory Submissions TC "8.3 Regulatory Submissions" \f C \l "2" .

8.3.1 Regulatory Filings. For each Collaboration Product, the Lead Party (and the LCP) for such Collaboration Product shall, in its own name, obtain and maintain all Regulatory Filings and Regulatory Approvals for Development, Manufacture and Commercialization of such Collaboration Products, including INDs, NDAs, BLAs, Regulatory Approvals for product labeling or promotional materials and other items filed with the FDA or other Regulatory Authorities with respect to any Collaboration Product under such Collaboration Program, provided that, with respect to Vir-2482, if GSK exercises the Option pursuant to Section 4.2.2, then, within [***], Vir shall assign to GSK, with no additional costs, all Regulatory Filings relating to Vir-2482 Controlled by Vir as of the Vir-2482 Program Effective Date, including the IND, and thereafter, GSK, as the Lead Party, shall be responsible for obtaining and maintaining all Regulatory Filings and Regulatory Approvals for Vir-2482.

8.3.2 Other Filings. The Parties may discuss, through the JPC, regarding submission of patent information to the FDA as required for listing in the Orange Book (as required by 21 C.F.R. §214.53 (d)(2) and 35 U.S.C. §156 (Hatch-Waxman Act)), the “Purple Book” (or other Orange Book-equivalent database or listing for Biologics), or any foreign equivalents thereof, provided that the LCP shall have the decision-making authority and shall be responsible for such submission. Additionally, the LCP shall be responsible for all acts required of the reference product sponsor under the US Biologicals Price Competition and Innovation Act of 2009 (42 U.S.C. § 262) (“Biologics Act”), or any foreign equivalents thereof. The Lead Party for each Collaboration Product will control all of the actions, filings, and communications with any follow-on biologic applicant under the Biologics Act with respect to such Collaboration Product, including generating the following documents: [***].

8.4 Exchange of Development Data TC "8.4 Exchange of Development Data" \f C \l "2" . Without limiting the other provisions of this Agreement, at the request of the Lead Party, or upon direction by the JSC or JRDC, the Non-Lead Party shall provide to the Lead Party [***] pertinent Data developed by or on behalf of the Non-Lead Party, as applicable, in connection with the Development of a Collaboration Product this Agreement or the performance of other activities under the applicable Development Plans [***] for the Lead Party to satisfy Regulatory Approval requirements for application or maintenance of Regulatory Approvals of such Collaboration Product. The format of, and media for exchanging, such Data shall be decided by the JRDC. Each Party shall have the right, without obtaining the approval of the other Party and without additional payment to such other Party (other than payments expressly provided in this Agreement), to reference, access and use such Data, and all reports, documents and other information developed by any Party that is derived from such Data, (a) for purposes of preparing and submitting INDs, NDAs, BLAs and other Regulatory Filings for the Collaboration Products in the applicable Collaboration Program, and (b) preparing and filing patent applications, in each case ((a) and (b)) in accordance with this Agreement, and, with respect to such Data, reports,

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documents and other information developed by the other Party, solely to the extent permitted under this Agreement.

8.5 Lead Party Opt-Out TC "8.5 Lead Party Opt-Out" \f C \l "2" . If the Lead Party exercises its Opt-Out Option with respect to any Collaboration Product(s) pursuant to Section 7.6, and the Non-Lead Party elects to continue with the Development and Commercialization of such Collaboration Product(s) as Sole Development Product(s), then the Non-Lead Party shall notify the Lead Party in writing of such election, and thereafter shall be solely responsible for any Regulatory Filing or other regulatory activities with respect to such product. The Lead Party shall, upon reasonable request of the Non-Lead Party and to the extent permissible under applicable Law, transfer all regulatory documentation, including any Regulatory Filing or Regulatory Approval for such product Controlled by such Lead Party to the Non-Lead Party, and the Parties shall share the cost of such regulatory transfer in accordance with the profit-share percentages set forth in Section 11.5, as applicable. To the extent that such regulatory transfer is not permissible under applicable Law, the Parties shall discuss in good faith, and agree on a regulatory strategy to maintain such regulatory documentation for such Collaboration Product.

ARTICLE 9
Commercialization TC "ARTICLE 9 COMMERCIALIZATION" \f C \l "1"

9.1 General TC "9.1 General" \f C \l "2" . Subject to the remainder of this ARTICLE 9, GSK shall be the LCP for each Collaboration Product, and GSK or its Affiliates shall have the sole right and responsibility for (a) Commercializing all Collaboration Products in the Territory, including [***]; and (b) all decisions for all Commercialization activities relating to each Collaboration Product, including [***].

9.2 [***] TC "9.2 Commercialization Budget Caps" \f C \l "2" . With respect to each Collaboration Product, [***], GSK will propose to Vir a good faith estimate of the [***]. If Vir [***] considers, [***], that [***], and the Parties are unable to agree on the [***], then Vir shall [***]. At the time GSK provides the initial Commercialization Plan (and Commercialization Budget) for such Collaboration Product to the JCC pursuant to Section 9.3.1, the Parties shall [***], which shall be equal to [***]. The remainder of [***] associated with activities under the applicable Commercialization Plan (and in connection with any subsequent amended Commercialization Plan and Commercialization Budget) that [***].

9.3 Commercialization Plan TC "9.3 Commercialization Plan" \f C \l "2" .

9.3.1 With respect to each Collaboration Product, in connection with the determination to file the first Drug Approval Application for such Collaboration Product, GSK shall prepare and provide to the JCC a commercialization plan (the “Commercialization Plan”) for such Collaboration Product. GSK shall provide the initial Commercialization Plan for each Collaboration Product to the JCC [***]. Each such initial Commercialization Plan shall include, (a) [***]; (b) [***]; (c) [***]; (d) [***]; and (e) [***]. With respect to the initial Commercialization Plan (including the associated Commercialization Budget) for each Collaboration Product, the JCC shall review and approve such Commercialization Plan and shall submit such Commercialization Plan to the JSC for the JSC to review and approve, except that the JMC shall review and approve the Manufacturing Plan (and associated budget) included in the

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initial Commercialization Plan prior to submission to the JSC for review and approval. If the JSC cannot agree on the Commercialization Plan submitted by the JCC or the JMC [***], then such dispute shall be resolved in accordance with Section 3.9.2, subject to Section 3.9.3.

9.3.2 GSK shall prepare and submit to the JCC for review and approval, on an annual basis, any material changes to each Commercialization Plan, including any updates to the Commercialization Budget for each Collaboration Product, no later than [***] of each Calendar Year. With respect to the Commercialization Plan (including the associated Commercialization Budget) for each Collaboration Product, the JCC and the JMC (with respect to the Manufacturing Plan included in the Development Plan) shall review and approve such annual updates and shall submit such updates to the JSC for review and approval. If the JSC cannot agree on such updates submitted by the JCC or the JMC [***], then such dispute shall be resolved in accordance with Section 3.9.2, subject to Section 3.9.3. Upon the JSC’s preliminary approval, such updates shall be submitted to each Party for its internal budgeting process with a target for final approval no later than [***], at which time any such approved update shall be appended to the Commercialization Plan for the applicable Collaboration Product, provided that, [***]. Any material updates to the Commercialization Plans, including any updates to the associated Commercialization Budgets, for each Collaboration Product shall not be effective without the approval of the JSC, subject to the terms and conditions of Section 3.9.

9.4 Commercialization Efforts TC "9.4 Commercialization Efforts" \f C \l "2" . The LCP, by itself or through its Affiliates or Sublicensees, shall, following the receipt of Regulatory Approval for each Collaboration Product by the applicable Regulatory Authority in the applicable jurisdiction, use Commercially Reasonable Efforts to seek pricing and reimbursement approvals for and Commercialize such Collaboration Product in accordance with the Commercialization Plan in the United States, [***] and the United Kingdom (each, a “Major Market”). With respect to any Collaboration Product, the LCP shall be responsible for and have the exclusive right to seek and attempt to obtain pricing and reimbursement approvals for each Collaboration Product.

9.5 Right to Subcontract Commercialization Activities; Distribution TC "9.5 Right to Subcontract Commercialization Activities; Distribution" \f C \l "2" . GSK shall have the right to (sub) contract, license or sublicense to its Affiliates or Third Parties with respect to the performance of any or all of its Commercialization activities. GSK and its Affiliates shall book all sales of Collaboration Products and [***]. Vir and its Affiliates shall not accept orders for any Collaboration Products or sell any Collaboration Products for its or their own account or for GSK’s or its Affiliate’s account, and if Vir or its Affiliates receive any order for Collaboration Products in the Territory, they shall refer such orders to GSK or its designated Affiliate(s) for acceptance or rejection.

9.6 Commercialization Reports TC "9.6 Commercialization Reports" \f C \l "2" . GSK shall provide a written report to the JCC describing material Commercialization activities with respect to all Collaboration Products Commercialized by GSK or any of its Affiliates, Sublicensees or distributors [***]. Such reports shall include [***].

9.7 GSK Opt-Out TC "9.7 GSK Opt-Out" \f C \l "2" . If GSK exercises its Opt-Out Option with respect to a Collaboration Product pursuant to Section 7.6, and if Vir, as the

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Non Opt-Out Party, elects to continue with Commercialization of such Collaboration Product, then, notwithstanding anything to the contrary in this ARTICLE 9, Vir shall be the LCP for the Sole Development Product(s) corresponding to such Collaboration Product(s), and the rights and obligations of GSK set forth in this ARTICLE 9, shall apply to Vir mutatis mutandis.

ARTICLE 10
Pharmacovigilance and Medical Affairs TC "ARTICLE 10 PHARMACOVIGILANCE AND MEDICAL AFFAIRS" \f C \l "1"

10.1 Pharmacovigilance Technical Agreement TC "10.1 Pharmacovigilance Technical Agreement" \f C \l "2" . For each Collaboration Product the Parties shall enter into, no later than such date as required to comply with applicable Law, an appropriate agreement setting forth the processes and procedures for the collection, management, assessment and reporting of Adverse Event with respect to such Collaboration Product and [***] (each, a “Pharmacovigilance Technical Agreement”), which shall include the terms set forth on Schedule 10.1. For clarity, this Section 10.1 shall not apply with respect to Vir-2482 unless and until GSK exercises the Option pursuant to Section 4.2.2.

10.2 Costs TC "10.2 Costs" \f C \l "2" . The incremental portion of the Parties’ costs and expenses incurred in maintaining the databases described in Section 10.1 attributable to the Collaboration Product and the Parties’ costs and expenses incurred in conducting audits pursuant to a Pharmacovigilance Technical Agreement shall [***].

10.3 Medical Inquiries TC "10.3 Medical Inquiries" \f C \l "2" . The Lead Party for a Collaboration Product shall handle all medical questions or inquiries from members of the medical profession for such Collaboration Product. In the event a Non-Lead Party receives any medical questions or inquiries, the Non-Lead Party shall refer the question or inquiry to the Lead Party within [***] of receipt (or such other timeframe as the Parties may agree in writing) in accordance with the relevant policies of the Lead Party as provided to the Non-Lead Party from time to time.

ARTICLE 11
Financial Provisions TC "ARTICLE 11 FINANCIAL PROVISIONS" \f C \l "1"

11.1 Upfront Payment TC "11.1 Upfront Payment" \f C \l "2" . In partial consideration of the rights granted by Vir to GSK hereunder, and subject to the terms and conditions of this Agreement, GSK shall pay Vir a one-time upfront payment of $225 Million USD ($225,000,000) as follows: (a) if not already paid by GSK, $112.5 Million USD ($112,500,000) shall be payable within [***]; and (b) $112.5 Million USD ($112,500,000) shall be payable within [***]e; provided that, in each case ((a) and (b)), [***].

11.2 Option Exercise Fee TC "11.2 Option Exercise Fee" \f C \l "2" . Subject to the terms and conditions of this Agreement, if GSK elects to exercise the Option, then following the Vir-2482 Program Effective Date, GSK shall pay Vir a one-time option exercise fee (the “Option Exercise Fee”) as follows:

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11.2.1 If, at the time GSK exercises the Option in accordance with Section 4.2.2, Vir-2482 has satisfied the Influenza Product Criteria, the Option Exercise Fee shall be $300 Million USD ($300,000,000);

11.2.2 If, at the time GSK exercises the Option in accordance with Section 4.2.2, Vir-2482 has not satisfied the Influenza Product Criteria, then the Parties will negotiate in good faith for a period of [***] to agree upon the applicable Option Exercise Fee.

(a) If the Parties agree the Option Exercise Fee within such [***] period, then the Vir-2482 Program Effective Date shall be the date on which such agreement is made, or, if any antitrust approvals in connection with exercise of such Option are required, on the date on which all such approvals have been obtained.

(b) If the Parties are unable to agree within such [***] period, then it will be deemed that GSK has withdrawn its Option exercise, and there shall be no Option Exercise Fee payable by GSK, in which case, Vir may continue the Development and Commercialization of Vir-2482, alone, via an Affiliate or in partnership with a Third Party, without further obligation to GSK, provided that if, [***], Vir [***]. If GSK [***], then [***].

11.2.3 [***].

11.3 Milestone Payments TC "11.3 Milestone Payments" \f C \l "2" .

11.3.1 Subject to Section 11.3.2, GSK will pay Vir a one-time milestone payment of $200 Million USD ($200,000,000) upon [***] (the “Milestone Payment”). GSK shall make the Milestone Payment (or where applicable pursuant to Section 11.3.2, each applicable milestone payment) in accordance with [***].

11.3.2 If [***], then instead of the Milestone Payment, GSK will pay to Vir a milestone payment determined as follows, but in no event shall such payment exceed $200 Million USD:

(a) The Parties shall negotiate in good faith at the time of [***], the amount of the applicable milestone to be paid for such Influenza Product under this Section 11.3.2. If the Parties cannot agree on the amount of such milestone payment within [***].

(b) If GSK [***], and subsequently, another Vir Influenza mAb [***], then GSK shall [***] $200 Million USD.

11.3.3 If [***], then, [***] GSK will [***].

11.3.4 The maximum aggregate amount payable by GSK under Section 11.3.1, Section 11.3.2 and Section 11.3.3 shall not exceed $200 Million.

11.4 Development Costs TC "11.4 Development Costs" \f C \l "2" . Unless otherwise agreed by the Parties in writing with respect to a Party Asset contributed by a Party at its sole discretion in accordance with Section 2.6.2, prior to a Party exercising its Opt-Out Option with respect to a Collaboration Product or Expanded Functional Genomics Target under a

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Collaboration Program, or thereafter as required by Section 7.6.3, as applicable, the Parties will share equally (50%/50%) all Development Costs associated with activities under the applicable Development Plan for such Collaboration Program, in accordance with the existing Development Budget therefor. The calculation of the Development Costs shall be in accordance with the provisions set out in the Financial Schedule attached hereto. Any Development Costs incurred in excess of the agreed upon Development Budget (including any Permitted Overage and Excess Costs) in a Collaboration Program will be subject to the terms set forth in Section 11.7.

11.5 Profit/Loss Sharing TC "11.5 Profit/Loss Sharing" \f C \l "2" . Unless otherwise agreed by the Parties in writing with respect to a Party Asset contributed by a Party at its sole discretion in accordance with Section 2.6.2, and subject to either Party becoming an Opt-Out Party pursuant to Section 7.6.1 in respect of a particular Collaboration Product or Expanded Functional Genomics Target, as applicable, [***], share equally (50%/50%) all Pre-Tax Profit or Loss for each Collaboration Product in a particular Collaboration Program in the Territory. The calculation of the Pre-Tax Profit or Loss shall be in accordance with the provisions set out in the Financial Schedule.

11.6 [***] TC "11.6 Adjustment of Actual Profits " \f C \l "2" . If, with respect to any Collaboration Product, the JSC cannot agree [***], then the following shall apply [***]:

[***]

11.7 Reconciliation Procedures TC "11.7 Reconciliation Procedures" \f C \l "2" .

11.7.1 Reporting.

(a) Reporting Generally. On a Collaboration Product-by-Collaboration Product basis, within [***], each Party shall provide to the Financial Working Group a report of its actual Development Costs incurred with respect to such Collaboration Product for such [***] and, beginning with the first [***] in which the First Commercial Sale of such Collaboration Product occurs, a report of its calculation of actual Pre-Tax Profit or Loss with respect to such Collaboration Product for such [***] (each, a “Financial Report”), [***] in accordance with its Accounting Standards; provided, that the Financial Report of a Party’s calculation of Pre-Tax Profit or Loss for the [***] in which the First Commercial Sale of a Collaboration Product occurs will include any Allowable Expenses incurred by such Party with respect to such Collaboration Product prior to such [***]. Each Financial Report shall specify in reasonable detail, as applicable, [***] for such Collaboration Product in the corresponding [***] received and incurred by the reporting Party or any of its Affiliates or (sub)licensees in accordance with this Agreement in such [***]. [***].

(b) Net Sales Reporting. Without limiting the generality of Section 11.7.1(a), within [***] after the end of each [***], beginning with the first Calendar Quarter in which the First Commercial Sale of such Collaboration Product occurs, GSK shall provide the Financial Working Group with a report of the Net Sales for the preceding [***].

(c) [***].

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(d) [***].

(e) Vir Reporting. In the event that GSK exercises its Opt-Out Option with respect to a Collaboration Product pursuant to Section 7.6, the reporting obligations that GSK is subject to as set out in this Section 11.7.1(a)-(d) shall apply to Vir mutatis mutandis in respect of the Vir Sole Development Product that corresponds to such Collaboration Product for which Vir undertakes Commercialization as a Vir Sole Development Product.

11.7.2 Overruns.

(a) Each Party shall notify the other Party [***] that the anticipated Development Costs or Allowable Expenses to be incurred by such Party for a Collaboration Product for a given Calendar Year shall be in excess of the applicable approved Development Budget or Commercialization Budget, respectively, for such Collaboration Product for such Calendar Year.

(b) Following such notification, the Financial Working Group shall discuss the causes of any such increase and evaluate potential mitigation measures to prevent a further increase of Development Costs or Allowable Expenses, as applicable. To the extent, based on this discussion, the Financial Working Group concludes that the anticipated amount of the concerned category of Development Costs or Allowable Expenses is likely not to exceed [***] of the aggregate annual amounts budgeted (the “Permitted Overage”) to be incurred by or on behalf of the concerned Party for its activities for the Collaboration Product in such Calendar Year as set forth in the then-current applicable Development Budget or Commercialization Budget, respectively, such anticipated costs or expenses shall be included in the calculation of the applicable Development Costs or applicable Allowable Expenses for the purposes of calculating the Development Cost sharing pursuant to Section 11.4 or calculating the profit or loss sharing pursuant to Section 11.5, provided that:

(i) [***]; and

(ii) [***].

(c) If the Financial Working Group concludes that:

(i) the anticipated amount of the applicable Development Costs or Allowable Expenses is likely to exceed the Permitted Overage (such amount the “Excess Costs”); and

(ii) there are no mitigation measures to prevent such Excess Costs, the JSC shall discuss in good faith a corresponding amendment of the concerned Development Budget or Commercialization Budget, as applicable, to reflect the anticipated Excess Costs. [***].

(d) [***].

(e) [***].

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(f) [***].

11.7.3 Reconciliation and Payment.

(a) Reconciliation Discussion. In the event that either Party has any questions or concerns regarding the Development Costs or calculation of Pre-Tax Profit or Loss reported by the other Party in a Financial Report pursuant to Section 11.7.1, the Financial Working Group shall endeavor to resolve such questions and concerns of either Party [***]. Additionally, the Financial Working Group may by mutual agreement adjust the timing for notification or payment of any reconciliation payments hereunder.

(b) [***]. Unless such timing is otherwise modified by the Financial Working Group, within [***] after receipt of each Party’s Financial Report provided pursuant to Section 11.7.1, the Financial Working Group shall confer and agree in writing on a reconciliation report setting out the calculation of any payment to be paid by Vir to GSK or by GSK to Vir, as the case may be, (“Balancing Payment”) in order to effect the sharing of Development Costs in accordance Section 11.4 and the sharing of Pre-Tax Profit or Loss in accordance with Section 11.5, [***]. In the event of any dispute regarding any Balancing Payment due, the Parties shall use good faith efforts to resolve the dispute provided that, if not so resolved within [***], such dispute shall be resolved pursuant to Section 11.16. Each Party that is owed a Balancing Payment shall invoice the other Party for the amount of the Balancing Payment due and the other Party shall pay such invoiced amount within [***] after delivery of such invoice; provided that, in the event of any dispute regarding the Balancing Payment due, the undisputed portion of such Balancing Payment shall be paid in accordance with the foregoing timetable by the applicable Party, and the remaining, disputed portion shall be paid in accordance with Section 11.16.

11.8 Opt-Out Royalties and Payments TC "11.8 Opt-Out Royalties and Payments" \f C \l "2" .

11.8.1 General. In the event that a Party exercises its Opt-Out Option in respect of a Collaboration Product pursuant to Section 7.6, from the Opt-Out Effective Date with respect to such Collaboration Product, the Opt-Out Party’s rights to share in future Pre-Tax Profit or Loss in respect of such Collaboration Product shall cease, and the Opt-Out Party shall be entitled to royalties and payments pursuant to this Section 11.8.

11.8.2 Net Sales Royalties. With respect to any Sole Development Product, on a country-by-country basis, commencing on the First Commercial Sale of the applicable Sole Development Product in the Territory, during the applicable Royalty Term, the Non Opt-Out Party shall pay to the Opt-Out Party royalties (determined by the timing of the exercise of the Opt-Out Option) on Net Sales of such Sole Development Product in the Territory during each Calendar Year at the rates set forth in Schedule 11.8.2. In addition, [***], if GSK [***], then, [***].

11.8.3 [***]. [***], the Parties will discuss, [***], an equitable reduction to the royalties payable to the Opt-Out Party pursuant to Section 11.8.2, [***].

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11.8.4 Royalty Payment and Reporting. The paying Party shall, within [***], pay to the receiving Party the royalties due for such [***]. At the same time as such payment, the paying Party shall furnish to the receiving Party a written report showing on a Sole Development Product-by-Sole Development Product and country-by-country basis the total Net Sales of a Sole Development Product in a country in the Territory for that [***] stated in U.S. Dollars and the royalties due thereon. The paying Party will keep complete and accurate records in sufficient detail to enable the royalties payable to be determined and the information provided to be verified. With respect to Net Sales of Sole Development Products invoiced in a currency other than U.S. Dollars, such amounts and the royalty amounts payable under this Agreement shall be expressed in U.S. Dollar equivalent calculated using [***].

11.9 Third Party Technologies and [***] TC "11.9 Third Party Technologies and Government Funding" \f C \l "2" .

11.9.1 Vir has disclosed to GSK and the Parties have agreed on all payments payable to Third Parties under Existing Third Party IP Agreements in connection with the Existing Influenza Program mAbs existing as of the Execution Date, as set forth on Schedule 11.9.1 (“Existing Third Party Payment Obligations”). Vir shall disclose to GSK [***] with respect to [***]. All Existing Third Party Payment Obligations incurred after the Effective Date with respect to Vir-2482XX2, (and, with respect to Vir-2482, after the Vir-2482 Program Effective Date if the Option is exercised by GSK) to the extent relating to Influenza Products containing Vir-2482XX2 (or Vir-2482, if the Option is exercised by GSK) Developed, Manufactured or Commercialized under the Influenza Program will be included as Development Costs and/or Pre-Tax Profits or Losses and shared by the Parties in accordance with the terms of this Agreement, in each case, subject to any applicable opt-out mechanics set forth in Section 7.6. In addition, any royalties and other payments payable to Third Parties in connection with rights or licenses to Intellectual Property Rights with respect to any [***] that are disclosed by Vir and that are agreed to be included by the Parties pursuant to Section 11.9.2 or Section 12.9 (or, if the Parties cannot agree, determined to be [***] pursuant to Section 11.9.2 or Section 12.9, as applicable) [***] shall be Third Party IP Payments to the extent relating to Collaboration Products Developed, Manufactured or Commercialized under such Collaboration Program and will be included as Development Costs and/or Pre-Tax Profits or Losses and shared by the Parties in accordance with the terms of this Agreement, in each case, subject to any applicable opt-out mechanics set forth in Section 7.6. For clarity, Vir shall [***]. Notwithstanding the foregoing, Vir shall [***].

11.9.2 If, during the Term, in connection with a Collaboration Program, either Party determines, [***], that it is [***] to (a) obtain rights under any Third Party Intellectual Property Rights, or (b) [***], in order to Develop, Manufacture or Commercialize any Collaboration Products pursuant to this Agreement, then it shall notify the JPC of such Third Party Intellectual Property Rights, along with (where reasonably practical) a proposal of the terms upon which such Third Party Intellectual Property Rights are available to license or acquire for use in connection with the applicable Collaboration Products [***]. The JPC, and if the JPC cannot agree, then upon escalation, the JSC, shall determine whether or not to seek a license under or to acquire or [***] (as applicable) such Third Party Intellectual Property Rights for purposes of Developing, Manufacturing or Commercializing such Collaboration Products. If the JPC or the JSC, as applicable, determines to seek such a license or acquisition, then, the Lead Party shall take the lead in negotiating the agreement pursuant to which a license under or acquisition of such Third

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Party Intellectual Property Rights would be obtained (the “Blocking Third Party IP Agreement”), provided that [***]. If the Parties cannot agree through the JPC or the JSC on whether to enter into a Blocking Third Party IP Agreement, [***] or upon the terms of such Blocking Third Party IP Agreement, then, (a) with respect to any Third Party Intellectual Property Rights that [***], and (b) with respect to any Third Party Intellectual Property Rights that [***].

11.9.3 If a Blocking Third Party IP Agreement is entered into in accordance with Section 11.9.2 with respect to a Collaboration Product, any amounts paid by the Lead Party to any Third Party under such Blocking Third Party IP Agreement that are attributable or allocable to such Collaboration Product shall be deemed Blocking Third Party IP Costs and included within Development Costs (to the extent applicable to Development or Manufacturing for Development) for purposes of Development Cost sharing or included within Allowable Expenses (to the extent applicable to Commercialization and Commercial Manufacture) for calculating Pre-Tax Profits or Loss pursuant to the Financial Schedule.

11.9.4 If, following the Opt-Out Effective Date for a Collaboration Product, the Non Opt-Out Party has elected to continue with the Development and Commercialization of such Collaboration Product in accordance with Section 7.6.4(a), then:

(a) If, with respect to a Sole Development Product, the Non Opt-Out Party determines, [***], that it is [***] to obtain rights under any Third Party Intellectual Property Rights in order to Develop, Manufacture or Commercialize such Sole Development Product, the Non Opt-Out Party shall have right, but not the obligation, to take the lead in negotiating the agreement pursuant to which a license under such Third Party Intellectual Property Rights would be obtained. If the Non Opt-Out Party (i) obtains a license to or acquires any such Third Party Intellectual Property Rights that are [***] for the Development, Manufacture or Commercialization of a Sole Development Product (i.e. where the Opt-Out Party is receiving only royalties in the Territory and not a share of Pre-Tax Profits or Loss) or (ii) is required to make payments under (A) any Existing Third Party IP Agreement, or (B) any Blocking Third Party IP Agreement existing as of the effective date of the applicable Opt-Out Option, in each case ((A) and (B)) with respect to a Sole Development Product, then the Non Opt-Out Party shall be permitted to offset [***] paid to the applicable Third Party in consideration for the grant of such a license (in the case of subclause (i)), and under such Existing Third Party IP Agreement or Blocking Third Party IP Agreement [***], against the royalties payable to the Opt-Out Party in accordance with Section 11.8, provided that, in each case ((i) or (ii)), [***].

(b) If the Opt-Out Party is required to make payments under any Existing Third Party IP Agreement or any Blocking Third Party IP Agreement entered into by the Opt-Out Party prior the effective date of the applicable Opt-Out Option with respect to the Development, Manufacture or Commercialization of the Non Opt-Out Party’s Sole Development Product, then the Non Opt-Out Party shall reimburse the Opt-Out Party for all such payments and the Non Opt-Out Party shall be permitted to offset [***] reimbursed to the Opt-Out Party [***] against the royalties payable to the Opt-Out Party in accordance with Section 11.8 with respect to such Sole Development Product, provided that, [***].

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11.9.5 If, during the Term on a Collaboration Program-by-Collaboration Program basis, either Party wishes to [***], unless such Party exercises its Opt-Out Options with respect to a Collaboration Program, it shall [***].

11.10 Audits TC "11.10 Audits" \f C \l "2" . Each Party shall, and shall ensure that its Affiliates and licensees and Sublicensees, keep complete and accurate records of [***]. Each Party will have the right, at its own expense and [***], to have an independent, certified public accountant, selected by such Party [***], review any such records of the other Party in the location(s) where such records are maintained by the other Party upon [***] prior written notice and during regular business hours and under obligations of confidentiality, for the sole purpose of verifying the basis and accuracy of payments made under this Agreement, with respect to any Calendar Year ending not more than [***] prior to the request of the auditing Party. If the review of such records reveals that the other Party has failed to accurately report financial information required to be reported hereunder, or to make any payment (or portion thereof) required under this Agreement, then the other Party shall pay, within [***], to the auditing Party any underpaid amounts due hereunder, together with interest calculated in the manner provided in Section 11.12. If any such discrepancies are greater than [***] of the amounts actually due for the audited period, the other Party shall pay all reasonable costs incurred in conducting such review. Once a Party has conducted a review and audit of the other Party pursuant to this Section 11.10 in respect of any given period, it may not subsequently re-inspect the other Party’s records in respect of such period, unless [***]. For clarity, however, if a discrepancy is identified by the accountant during the course of an audit and the Parties do not agree upon a resolution of such discrepancy, then the auditing Party’s accountant may re-inspect the books and records to the extent reasonably relevant to resolving such discrepancy.

11.11 Tax Matters TC "11.11 Tax Matters" \f C \l "2" . Each Party will make all payments to each other under this Agreement without deduction or withholding for Taxes (as that term is defined below) except to the extent that any such deduction or withholding is required by applicable Law in effect at the time of payment. The Parties shall [***] cooperate with one another to reduce or minimize any such deduction or withholding required by applicable Law, including by providing reasonable advance notice of such deduction or withholding by providing any forms or other certifications necessary to reduce the amount of such withholding. Each Party (including successors and assignees) shall, [***], provide the other Parties [***].

11.11.1 Any amount payable by one Party to the other under this Agreement is deemed to be exclusive of any amount in respect of any VAT chargeable on the supply for which that sum is the consideration (in whole or in part) for VAT purposes. If anything done by one Party under this Agreement constitutes, for VAT purposes, the making of a supply to the other Party and VAT is or becomes chargeable on that supply, the Party receiving the supply shall pay the other Party, in addition to any amount otherwise payable under this Agreement by the Party receiving the supply, a sum equal to the amount of the VAT chargeable on that supply against delivery of a valid VAT invoice to the Party receiving the supply. “VAT” means any value added, goods and services, sales, use, purchase, turnover or consumption tax as may be applicable in any relevant jurisdiction, including but not limited to value added tax chargeable under legislation implementing EU Council Directive 2006/112/EC.

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11.11.2 Any Tax required to be withheld on amounts payable under this Agreement will be [***] paid by the Party making the payment (the “Payor”) on behalf of the Party receiving the payment (the “Payee”) to the appropriate Governmental Authority, and Payor will furnish Payee with proof of payment of such Tax. Any such Tax required to be withheld will be an expense of and borne by Payee and any amounts withheld and paid to the applicable Tax authority shall be treated as paid to the applicable Party for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, if a Payor redomiciles, assigns, transfers, sublicenses or otherwise disposes of some or all of its rights and obligations to any Person (without the prior written consent of the Payee) (including an assignment of this Agreement as permitted under Section 22.4 of this Agreement) and if, as a result of such action, the withholding or deduction of tax required by applicable Law with respect to payments under this Agreement is increased (the “Increased Withholding Taxes”), then any amount payable to the Payee under this Agreement shall be increased to take into account such Increased Withholding Taxes as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), the Payee receives an amount equal to the sum it would have received had no such action occurred. For the avoidance of doubt, [***].

11.11.3 The Parties will reasonably cooperate with respect to all documentation required by any taxing authority or reasonably requested by either Party to secure a reduction in the rate of applicable withholding Taxes or an exemption from withholding Taxes. Notwithstanding the foregoing, if a Party is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, then it may deliver to the other Party or the appropriate Governmental Authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the payor of its obligation to withhold tax. If a Payee [***] delivers to the Payor a validly executed form establishing a reduced rate or exemption from withholding, the Payor shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that the Payor is in receipt of evidence, in a form reasonably satisfactory to the Payor. If, in accordance with the foregoing, the Payor withholds any amount, then it will pay to the Payee the balance when due, [***] remit to the proper taxing authority of the withheld amount, and send the Payee proof of such remittance within [***] following the Payee’s request for such proof of remittance.

11.11.4 No Partnership. Nothing contained in this Agreement shall be deemed or construed by the Parties, any of their Affiliates, a Third Party, or any third person to treat the relationship between the Parties contemplated by this Agreement as a partnership, joint venture or other business entity under Treasury Regulations Section 301.7701-1(a)(2) (or any corresponding provision under state, local or non-U.S. tax Law) (an “Entity”). Without the prior written consent of the Parties (such consent not to be unreasonably withheld, delayed or conditioned), no Party (or successor or assignee) shall, for Tax purposes, report the relationships established by this Agreement as an Entity, including either (a) making any disclosure that the relationships established by this Agreement may give rise to an Entity (whether on a U.S. Internal Revenue Service Form 8275 or otherwise) or (b) withholding any amounts from payments made to the other Party pursuant to Section 1446 of the Code (or any corresponding provision under state, local or non-U.S. tax law), unless required by a tax authority on audit or other examination.

11.11.5 Independent Parties. The Parties agree and acknowledge that they are acting for their own account and do not intend this Agreement to result in an Entity. Each Party

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is acting on its own behalf and has obtained its own legal, tax, and investment advice regarding the execution of this Agreement and the rights and obligations arising herein. The Parties shall not maintain joint bank accounts and shall not commingle funds. No Party shall hold itself out as being an agent of any other Party or as having the legal right to bind or act on behalf of any other Party.

11.12 General Payment Terms TC "11.12 General Payment Terms" \f C \l "2" . Unless otherwise expressly set forth herein, including in respect of the payment of Balancing Payments (which shall be paid in accordance with Section 11.7.3(b)) and in respect of the payment of royalties (which shall be paid in accordance with Section 11.8), [***].

11.12.1 Without limiting either Party’s remedies under this Agreement, if a Party fails to pay any amount due under this Agreement by the relevant payment date when such amounts are due, the other Party may, [***].

11.12.2 Except as otherwise agreed by the Parties, all payments to be made by either Party to the other Party under this Agreement shall be made by such Party or its Affiliate in U.S. Dollars to the account designated by the Party to which the relevant payment is due. In the case of any amounts designated in another currency, then each Party shall convert such foreign currency into U.S. Dollars [***].

11.13 Blocked Payments TC "11.13 Blocked Payments" \f C \l "2" . In the event that, by reason of applicable Laws in any country, it becomes impossible or illegal for a Party or its Affiliate, licensee or Sublicensee to transfer, or have transferred on its behalf, payments to the other Party, such Party shall [***] notify the other Party of the conditions preventing such transfer and such payments shall [***].

11.14 Reporting; Financial Records TC "11.14 Reporting; Financial Records" \f C \l "2" . Unless otherwise defined or stated, financial terms shall be calculated by the accrual method under the applicable Party’s Accounting Standards. Financial records shall be maintained (in such form as may be available) for a period of no less than [***] following the end of the period to which they pertain.

11.15 [***] TC "11.15 Cooperation on Inter-Party Structure" \f C \l "2" . The Parties will [***].

11.16 Resolution of Financial Disputes TC "11.16 Resolution of Financial Disputes" \f C \l "2" . In the event there is a dispute, claim or controversy relating to any financial obligation by one Party to the other Party pursuant to this Agreement, such Party shall provide such other Party with a written notice setting forth in reasonable detail the nature and factual basis for such good-faith dispute and, unless the Financial Working Group has already attempted to resolve the dispute, each Party agrees that it shall seek to resolve such dispute within [***] within the Financial Working Group after the date such written notice is received. If no resolution is reached by the Financial Working Group, the dispute shall be referred to the JSC for resolution, and if the JSC is unable to reach resolution within [***], then (a) if such dispute relates to[***], and (b) if such dispute relates to [***], then such dispute shall be subject to the dispute resolution process set forth in Section 11.17. Notwithstanding any other provision of this Agreement to the

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contrary, the obligation to pay any reasonably disputed amount shall not be deemed to have been triggered until such dispute is resolved hereunder, provided that any undisputed portion of such payment shall be paid by the paying Party in accordance with the payment terms set forth in this Agreement including as set forth in Section 11.12 (General Payment Terms). Any disputed portion of any payment shall be paid by the responsible Party within [***] after the date on which the Parties, using good faith efforts, or the JSC (as applicable) resolve the dispute or, if not so resolved within [***], within [***] after such dispute is resolved pursuant to Section 22.1.

11.17 Specific Finance Disputes TC "11.17 Specific Finance Disputes" \f C \l "2" . If the Parties are unable to reach a mutually acceptable resolution of any dispute falling within Section 11.16(b) within [***], the dispute shall be submitted for resolution to [***]. Any amounts owed by one Party to the other Party as a result of such resolution shall be paid or reimbursed by the owing Party within [***].

ARTICLE 12
Licenses TC "ARTICLE 12 LICENSES" \f C \l "1"

12.1 Collaboration Programs TC "12.1 Collaboration Programs" \f C \l "2" .

12.1.1 License Grant to GSK. On a Collaboration Program-by-Collaboration Program basis, Vir hereby grants to GSK as of the Effective Date the following:

(a) a co-exclusive (with Vir), worldwide, sublicensable (subject to Section 12.4) license under the Vir Licensed Technology and Vir Program Technology to Develop and Manufacture Collaboration Products arising from such Collaboration Program in the Field in the Territory (which license shall remain in effect for any Collaboration Product that becomes a Sole Development Product of GSK but shall become [***] with respect to such product, as further modified by Section 12.2.1), subject in each case (including where modified by Section 12.2.1) to (i) (A) in the case of the Existing Influenza mAbs, [***], and (B) in the case of any other Vir Influenza mAbs, the Expanded Functional Genomics Program and each Additional Pathogen Program, any rights granted by Vir to Third Parties [***] under agreements with respect to the applicable Vir Licensed Technology that are in existence as of [***] for such Collaboration Program; and (ii) any modified or additional IP terms with respect to applicable Vir Assets pursuant to Section 2.6.2 (collectively, (i) and (ii), the “Vir Preexisting Rights”);

(b) an exclusive, worldwide, sublicensable (subject to Section 12.4) license under the Vir Licensed Technology and Vir Program Technology to Commercialize Collaboration Products arising from such Collaboration Program in the Field in the Territory (which license shall remain in effect for any Collaboration Product that becomes a Sole Development Product of GSK, as further modified by Section 12.2.1), subject in each case (including where modified by Section 12.2.1) to the Vir Preexisting Rights; and

(c) a non-exclusive, worldwide, royalty-free, perpetual license under the Vir Program Technology for GSK’s Research purposes only, subject to any modified or additional IP terms with respect to applicable Vir Asset pursuant to Section 2.6.2 [***].

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12.1.2 License Grant to Vir. On a Collaboration Program-by-Collaboration Program basis, GSK hereby grants to Vir as of the Effective Date the following:

(a) a non-exclusive, worldwide, sublicensable (subject to Section 12.4) license under the GSK Licensed Technology to Develop and Manufacture Collaboration Products arising from such Collaboration Program in the Field in the Territory (which license shall remain in effect for each Collaboration Product that becomes a Sole Development Product of Vir, as further modified by Section 12.2.2), subject in each case (including where modified by Section 12.2.2) to, for each Collaboration Program, (i) any rights granted by GSK to Third Parties [***] under agreements with respect to the applicable GSK Licensed Technology that are in existence as of [***] for such Collaboration Program and (ii) any modified or additional IP terms with respect to applicable GSK Asset pursuant to Section 2.6.2;

(b) a co-exclusive (with GSK), worldwide, sublicensable (subject to Sections 7.4 and Section 12.4) license under GSK Program Technology to Develop and Manufacture Collaboration Products arising from such Collaboration Program in the Field in the Territory (which license shall remain in effect for any Collaboration Product that becomes a Sole Development Product of Vir and shall become [***] with respect to such product, as further modified by Section 12.2.2), subject in each case (including where modified by Section 12.2.2) to any modified or additional IP terms with respect to applicable GSK Asset pursuant to Section 2.6.2; and

(c) a non-exclusive, worldwide, royalty-free, perpetual license under the GSK Program Technology for Vir’s Research purposes only, subject to any modified or additional IP terms with respect to any applicable GSK Asset pursuant to Section 2.6.2 [***].

12.1.3 The licenses set forth in Sections 12.1.1(a) and (b) and Sections 12.1.2(a) and (b) shall remain in effect for each Collaboration Program until termination of this Agreement with respect to such Collaboration Program (but shall be adjusted as specified above and in Section 12.2).

12.2 Following Opt-Out Option TC "12.2 Following Opt-Out Option" \f C \l "2" .

12.2.1 GSK Sole Development Product. The licenses granted to GSK pursuant to Sections 12.1.1(a) and (b) with respect to any GSK Sole Development Product shall be automatically adjusted to include only any Vir Licensed Technology or Vir Program Technology that (a) was used to conduct Development, Manufacturing or Commercialization activities in connection with such GSK Sole Development Product prior to Vir exercising its Opt-Out Option for such Collaboration Product and such Collaboration Product being designated as a GSK Sole Development Product, and (b) is necessary for continued Development, Manufacturing or Commercialization of such GSK Sole Development Product, [***].

12.2.2 Vir Sole Development Product. The licenses granted to Vir pursuant to Sections 12.1.2(a) and (b) with respect to any Vir Sole Development Product shall be automatically adjusted to include only any GSK Licensed Technology or GSK Program Technology that (a) was used to conduct Development, Manufacture or Commercialization

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activities in connection with such Vir Sole Development Product prior to GSK exercising its Opt-Out Option for such Collaboration Product and such Collaboration Product being designated as a Vir Sole Development Product, and (b) is necessary for continued Development, Manufacture or Commercialization of such Vir Sole Development Product, but [***]. In addition, the licenses granted to Vir pursuant to Sections 12.1.2(a) and (b) with respect to any Vir Sole Development Product shall be modified to include the right to Commercialize such Vir Sole Development Product.

12.3 Rejected Collaboration Product License TC "12.3 Rejected Collaboration Product License" \f C \l "2" . In the event that, following the exercise of the Opt-Out Option by one Party for a Collaboration Product, the other Party does not wish to continue the further Development, Manufacturing or Commercialization of the applicable Collaboration Product (“Rejected Collaboration Product”), then,

12.3.1 if the Non Opt-Out Party has elected to wind down Development activities and has the right to take the lead on winding down Development activities with respect to such Rejected Collaboration Product in accordance with Section 7.6.4(c), then, except to the extent necessary for the purposes of winding down all Development activities with respect to such Collaboration Product, neither Party or its Affiliates shall have the right to use, infringe or otherwise exploit the Program Technology, GSK Licensed Technology and Vir Licensed Technology, in each case, with respect to the Rejected Collaboration Product, and neither such Party or its Affiliates shall grant the right to any Third Party to engage in any activities with respect to such Rejected Collaboration Product.

12.3.2 if the Non Opt-Out Party has proposed to out-license or otherwise divest such rejected Collaboration Product and has the right to take the lead on (sub)licensing or otherwise divesting rights to such Rejected Collaboration Product pursuant to Section 7.6.4(d), then neither Party or its Affiliates shall have the right to use or otherwise exploit the Program Technology, GSK Licensed Technology and Vir Licensed Technology, in each case, with respect to the Rejected Collaboration Product, and, except for purposes of such (sub)licensing or divestiture, neither such Party or its Affiliates shall grant the right to any Third Party to engage in any activities with respect to such Rejected Collaboration Product, in each case without the consent of the other Party.

12.4 Sublicenses TC "12.4 Sublicenses" \f C \l "2" . Subject to Sections 7.4, 9.5 and 12.5, each Party shall have the right to grant sublicenses to its Affiliates or a Third Party, provided that, [***]. Any and all sublicenses granted by either Party to its Affiliates or Sublicensees shall be in writing and shall be subject to, and consistent with, the terms and conditions of this Agreement (including the Development Plan) applicable to such Affiliates or Sublicensees. The Party granting the sublicense shall be responsible for ensuring the compliance of its applicable Affiliates and Sublicensees with all obligations owed to the other Party under this Agreement.

12.5 Licensing Program Technology TC "12.5 Licensing Program Technology" \f C \l "2" . For purposes of the licenses granted to Program Technology hereunder, unless otherwise agreed by the Parties in writing, such licenses are not intended to include any Program Technology arising from the other Party’s activities with respect to any Sole

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Development Product after the date on which the Opt-Out Option is exercised. For clarity, with respect to a Collaboration Program, solely to the extent agreed by the JPC and the JRDC, the licenses granted to Program Technology shall include Program Technology arising from any other Collaboration Program.

12.6 No Implied Licenses TC "12.6 No Implied Licenses" \f C \l "2" . Each Party acknowledges that the licenses granted under this ARTICLE 12 are limited to the scope expressly granted, and all other rights to Patents and Know-How licensed hereunder are expressly reserved to the Party granting the license to such Patents or Know-How. Without limiting the foregoing, it is understood that where an exclusive license under Patents or Know-How is granted to a Party under this ARTICLE 12 for a particular purpose, the Party granting such license retains all of its rights to such Patents or Know-How for all other purposes not expressly stated herein.

12.7 Retained Rights TC "12.7 Retained Rights" \f C \l "2" . Any rights of a Party not expressly granted to the other Party under the provisions of this Agreement will be retained by such first Party.

12.8 Rights in Bankruptcy TC "12.8 Rights in Bankruptcy" \f C \l "2" . The Parties intend to take advantage of the protections of Section 365(n) (or any successor provision) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction to the maximum extent permitted by law. All rights and licenses granted under or pursuant to this Agreement, but only to the extent they constitute licenses of a right to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code, shall be deemed to be “intellectual property” for the purposes of Section 365(n) or any analogous provisions in any other country or jurisdiction. The Parties shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, including the right to obtain the intellectual property from another entity. In the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party that is not subject to such proceeding shall be entitled to [***] all such intellectual property [***], which, if not already in the non-subject Party’s possession, shall be [***] delivered to it [***]. [***]. In the case of an insolvency that is governed by non-U.S. bankruptcy law, the Parties agree that, to the extent not prohibited by the applicable insolvency law, the non-subject Party will be entitled to at least the same rights and protections afforded by the U.S. Bankruptcy Code, including survival of the licenses granted hereunder even if the subject Party revokes or terminates this Agreement and a copy of the embodiments of such intellectual property, without conditions other than any legally required payment of royalties.

12.9 Existing Third Party Agreements TC "12.9 Existing Third Party Agreements" \f C \l "2" . Each Party shall have the right to [***] in accordance with Section 7.1 (as further described in Section 4.1, Section 5.1, or Section 6.1, as applicable), and such [***]. If the Parties cannot agree [***], then, (a) with respect to any such Third Party Intellectual Property Rights that are [***] to Develop, Manufacture or Commercialize any Collaboration Product pursuant to this Agreement, [***], and (b) with respect to any such Third Party Intellectual Property Rights that are [***] to Develop, Manufacture or Commercialize any Collaboration Product pursuant to this Agreement, [***].

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ARTICLE 13
Manufacturing and Supply TC "ARTICLE 13 MANUFACTURING AND SUPPLY" \f C \l "1"

13.1 General TC "13.1 General" \f C \l "2" . For each Collaboration Program, the Parties will jointly through the JMC (and subject to GSK’s applicable final decision-making authority) determine a Manufacturing strategy with respect to the Manufacture and supply of any Collaboration Product, which may as appropriate include Clinical Manufacturing capabilities of both Parties or contract manufacturers. Following commencement of each Collaboration Program, if agreed by the JMC with respect to Clinical Manufacture, and if agreed by the JMC with respect to Commercial Manufacture, no later than [***], the Parties shall negotiate in good faith and execute any supply agreements between GSK and Vir required for the supply from GSK to Vir, or vice versa (each, a “Supply Agreement”) for the applicable Collaboration Products under applicable Collaboration Program(s), each, in accordance with the terms set forth herein, [***]. The Parties will, in connection with each such Supply Agreement, either (a) enter into a new quality agreement (each, a “Quality Agreement”) that governs the quality of the applicable Collaboration Products supplied by one Party to the other Party thereunder or (b) amend the existing Quality Agreement entered into by the Parties under the Existing Collaboration Agreement to include the Collaboration Products supplied by one Party to the other Party under this Agreement.

13.2 Manufacturing Party TC "13.2 Manufacturing Party" \f C \l "2" . The Party that has the right to conduct Manufacturing and supply for a particular Collaboration Product hereunder shall be referred to as the “Manufacturing Party” with respect to such Collaboration Program. Except as may be otherwise specified in a Supply Agreement or in this Agreement, the Manufacturing Party may Manufacture and supply the applicable Collaboration Product by itself and through Affiliates or through one or more contract manufacturers (each, a “CMO”) provided that any such subcontracting to a CMO shall be approved by the JMC. The Manufacturing Party for a Collaboration Product shall keep the JMC apprised regarding any material developments relating to the Manufacture and supply of such Collaboration Product. For clarity, Vir-2482 is not a Collaboration Product unless and until the Vir-2482 Program Effective Date, if GSK exercises the Option in accordance with the terms of this Agreement, and the terms of Section 13.3.1(a) govern the Manufacture of Vir-2482 prior to the Vir-2482 Program Effective Date.

13.3 Collaboration Programs TC "13.3 Collaboration Programs" \f C \l "2" .

13.3.1 Parties’ Roles. GSK shall be the Manufacturing Party for all Manufacturing activities (including Clinical Manufacture and Commercial Manufacture) for the Influenza Program, Expanded Functional Genomics Program and the Additional Pathogen Programs, except as follows:

(a) With respect to Vir-2482, Vir shall be responsible, and shall have final decision-making authority, for all Manufacturing activities for any Clinical Studies for Vir-2482 prior to the Option exercise and, if such Option is exercised by GSK, until the Vir-2482 Program Effective Date [***]; provided that, (i) [***]; and (ii) if GSK exercises the Option, then, prior to the Vir-2482 Program Effective Date, [***]. Without limiting the foregoing, prior to the

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Option exercise and, if such Option is exercised by GSK, until the Vir-2482 Program Effective Date: (A) [***], Vir shall [***]; and (B) GSK shall, [***]; provided, in each case, ((A) and (B)), GSK shall [***]. For clarity, if GSK exercises the Option pursuant to Section 4.2.2, GSK shall be the Manufacturing Party for Vir-2482 after the Vir-2482 Program Effective Date and shall have the final decision-making authority on the Manufacturing process for Vir-2482 thereafter. If GSK elects not to or fails to exercise the Option (subject to Section 11.2.2(b)), then Vir shall have the sole right with respect to and the sole responsibility for Manufacturing of Vir-2482 and thereafter the terms of this Section 13.3.1(a) shall not apply.

(b) With respect to a Collaboration Product that is an Additional Pathogen Product, the JSC shall determine the Manufacturing Party for preclinical, Phase I Clinical Studies and Phase II Clinical Studies for such Collaboration Product, provided that, if the JSC cannot agree, then GSK shall have the final decision-making authority. With respect to each such Collaboration Product for preclinical, Phase I Clinical Studies and Phase II Clinical Studies, the Party that is responsible for Manufacturing shall [***].

13.3.2 Manufacturing Technology Transfer. With respect to Vir-2482, if GSK exercises the Option, and with respect to any applicable Additional Pathogen Product that is a Program mAb Controlled by Vir and for which the JSC determines that GSK will be responsible for Clinical Manufacture for the pre-clinical studies, Phase I Clinical Studies and Phase II Clinical Studies, [***], in each case, as applicable, Vir shall, upon GSK’s request, use reasonable efforts to facilitate a Manufacturing technology transfer to GSK or its designee to enable GSK to conduct its Clinical Manufacture activities with respect to Vir-2482 or such Additional Pathogen Product, including, [***]. Without limiting the foregoing, with respect to (a) Vir-2482, following GSK’s exercise of the Option, and (b) any Additional Pathogen Product that is a Program mAb Controlled by Vir and for which the JSC determines that GSK will be responsible for Clinical Manufacture for the pre-clinical studies, Phase I Clinical Studies and Phase II Clinical Studies, [***], in each case ((a) and (b)), [***], Vir shall [***]. All costs incurred by Vir (x) with respect to Vir-2482, if GSK exercises the Option, after the VIR-2482 Program Effective Date or (y) with respect to any applicable Additional Pathogen Product, [***]. Without limiting the foregoing, GSK shall have the right [***]. In addition, if GSK exercises the Option, the Parties shall, upon GSK’s request, discuss and agree on a plan to transfer any inventory of Vir-2482 to GSK, [***]. Further, as and when agreed by the Parties and set forth in a Manufacturing Plan or other written document, Vir will [***].

13.3.3 Reservation of Manufacturing Capacity. Unless agreed by the Parties through the JMC and where applicable, the JSC, and except in accordance with Section 13.3.1(a) with respect to Vir-2482, [***], Vir shall [***]. If the JSC, prior to Vir entering into any agreement to acquire Manufacturing capacity, approves Vir’s request to contract for Manufacturing capacity with a specific CMO, the costs for acquiring such Manufacturing capacity will be shared as Development Costs or Allowable Expenses, as applicable, [***].

13.4 Transition of Manufacturing and Supply TC "13.4 Transition of Manufacturing and Supply" \f C \l "2" . If the Manufacturing Party for a Collaboration Product elects to exercise its Opt-Out Option pursuant to Section 7.6.4(b), then promptly following the exercise of such Opt-Out Option by the Manufacturing Party, the Parties shall discuss through the JMC and agree upon a Manufacturing technology transfer plan, including a reasonable allocation

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of costs, for (a) the transfer to the new Manufacturing Party of responsibility for Manufacture of the applicable Collaboration Product for Development and Commercialization, including (i) the transfer of the required Manufacturing process, (ii) transfer of physical possession of the applicable Master Cell Bank and Working Cell Bank (including transfer of title and risk of loss), and (iii) transfer and assignment to the new Manufacturing Party of any existing agreement (or portion thereof) relating to the Manufacturing and supply of the Collaboration Products, and the terms of Section 13.3.2 shall apply mutatis mutandis, (b) any technical assistance agreed in such Manufacturing technology transfer plan and assumption of Manufacturing by the new Manufacturing Party or its designee, and (c) any licenses required to be granted to the new Manufacturing Party in connection with such Manufacturing. During the period following the exercise of the applicable Opt-Out Option by the Manufacturing Party, and until Manufacturing for the applicable Collaboration Product is transferred in accordance with the foregoing subclauses (a) through (c), but in no event for longer than a period of [***], the previous Manufacturing Party shall continue to Manufacture and supply (itself or through an Affiliate or Third Party) the applicable Collaboration Product to the new Manufacturing Party, [***].

ARTICLE 14
Scientific Publications and Presentations TC "ARTICLE 14 SCIENTIFIC PUBLICATIONS AND PRESENTATIONS" \f C \l "1"

14.1 Research and Pre-Clinical Publications TC "14.1 Research and Pre-Clinical Publications" \f C \l "2" . For each Collaboration Program, within 120 days after JSC approval of the applicable Development Plan, the Lead Party shall propose to the JRDC a global publication strategy for the Research and pre-clinical Development activities conducted with respect to such Collaboration Program (the “Research and Pre-Clinical Publication Strategy”) that is consistent with the applicable Development Plan. The JRDC (with consultation from the JPC, where applicable) shall review and approve such Research and Pre-Clinical Publication Strategy for each Collaboration Program, and may amend it from time to time. The Parties shall have no right to publish in relation to any Research or pre-clinical Development activities conducted hereunder other than as specified in the Research and Pre-Clinical Publication Strategy; provided that either Party shall have the right to re-publish or reference any publication (or information therein) previously published in accordance with the Research and Pre-Clinical Publication Strategy and any publication (or information therein) published prior to the Execution Date. If a Party desires to make a publication relating to activities being conducted under the applicable Development Plan, then it shall make such request to the other Party through the JRDC, and such publication shall be subject to review under Section 14.3 and the consent of such other Party, which shall not be unreasonably withheld.

14.2 Clinical Development Publications TC "14.2 Clinical Development Publications" \f C \l "2" . For each Collaboration Program, the Lead Party shall propose to the JRDC a global publication strategy for the clinical Development activities related to the Collaboration Product(s) Developed under such Collaboration Program (the “Clinical Development Publication Strategy”) that is consistent with the Development Plan. The JRDC (with consultation from the JPC, where applicable) shall review and approve such Clinical Development Publication Strategy, and may amend it from time to time upon mutual agreement of the Parties. The Parties shall have no right to publish in relation to any clinical Development activities other than as specified in the Clinical Development Publication Strategy; provided that

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either Party shall have the right to re-publish or reference any publication (or information therein) previously published in accordance with the Clinical Development Publication Strategy and any publication (or information therein) published prior to the Execution Date. If a Party desires to make a publication relating to a Clinical Study that is being conducted under the Development Plan, then it shall make such request to the other Party through the JRDC, and such publication shall be subject to review under Section 14.3, and the consent of such other Party, which shall not be unreasonably withheld.

14.3 Review by the Parties TC "14.3 Review by the Parties" \f C \l "2" . Except as required by applicable Law or court order, any proposed scientific or medical publications or public scientific or medical presentations covered by Section 14.1 or Section 14.2 shall be subject to the provisions of this Section 14.3. For any such publication or presentation, the publishing Party shall submit a copy of the proposed publication or presentation (including manuscripts, abstracts, posters, slides, scheduled interviews or the like) to the representative of the other Party designated to receive such proposed publications [***] prior to any submission or disclosure to any Third Party to allow the other Party to review such proposed publication or presentation. The reviewing Party shall provide the publishing Party with its comments, if any, in writing within [***] after receipt of such proposed publication. The publishing Party shall consider [***] any comments thereto provided by the reviewing Party and shall comply with the reviewing Party’s request to remove any and all of the reviewing Party’s Confidential Information from the proposed publication. In addition, upon the reviewing Party’s reasonable request, the publishing Party shall delay the submission for a period up to forty [***] to permit the preparation and filing of a patent application. If the reviewing Party fails to provide its comments to the publishing Party within such [***], the reviewing Party shall be deemed to not have any comments. Each Party shall not, and shall cause each of its Affiliates and its and their Sublicensees not to, from and after the Execution Date, make any publications or public disclosures regarding any Collaboration Product, Development Candidate or Target under the Collaboration Programs in accordance with this Section 14.3.

14.4 Third Parties TC "14.4 Third Parties" \f C \l "2" . With respect to any agreements between a Party and Third Parties (including clinical investigators) that a Party enters into after the Effective Date relating to the Development of any Collaboration Product or otherwise relating to Development activities under this Agreement, such Party shall use reasonable efforts to include publication provisions regarding results of preclinical studies or Clinical Studies for such Collaboration Products that allow such Party to receive and provide a copy of any proposed publications or public presentations to the other Party, which such Party shall submit to the other Party with a reasonable amount of time for review as described in this ARTICLE 14.

14.5 Lead Party Publication TC "14.5 Lead Party Publication" \f C \l "2" . Notwithstanding the provisions of ARTICLE 18 and Sections 14.1 and 14.2, subject to the review process and each Party’s obligations set forth in Section 14.3, the Lead Party for a given Collaboration Program (such Party, as applicable, the “Lead Publication Party”) or its Affiliates shall have the right as required by applicable Law or the Lead Publication Party’s or its Affiliates’ policies and standard operating procedures to (a) publish protocol summaries, results summaries, protocols, clinical study reports, plain language summaries and other study documents of all Clinical Studies conducted by or on behalf of such Lead Publication Party with respect to any Collaboration Product during the Term of this Agreement in any clinical trial register; (b) publish

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the results at scientific congresses and in peer-reviewed journals; (c) publicly disclose results from other Clinical Studies where the Lead Party determines that the results are scientifically important or relevant for patient care; and (d) make any other public disclosures of clinical Data that become required of the Lead Publication Party due to its internal policies and procedures or applicable Laws. Any publication or disclosure made by either Party pursuant to this Section 14.5 shall contain appropriate acknowledgements of the contribution of the other Party or Third Party to the Research or Development activities that are the subject of such publication, in accordance with generally accepted academic practice.

14.6 Publication after Opt-Out TC "14.6 Publication after Opt-Out" \f C \l "2" . With respect to a Sole Development Product, the Opt-Out Party shall not have the right to make any publication following its delivery of an Opt-Out Notice with respect to such Sole Development Product without the Non Opt-Out Party’s prior written consent; provided that the Opt-Out Party shall have the right, without the Non Opt-Out Party’s prior written consent, to re-publish or reference any publication (or information therein) previously published in accordance with this ARTICLE 14 and any publication (or information therein) published prior to the Execution Date. The Non Opt-Out Party shall have the right to make any publication relating to the pre-clinical or clinical Development activities with respect to such Sole Development Product, subject to review in accordance with Section 14.3.

ARTICLE 15
Materials Transfer; Intellectual Property; Information Technology TC "ARTICLE 15 MATERIALS TRANSFER; INTELLECTUAL PROPERTY; INFORMATION TECHNOLOGY" \f C \l "1"

15.1 Materials Transfer TC "15.1 Materials Transfer" \f C \l "2" .

15.1.1 During the course of a Collaboration Program, either Party (or such Party’s designee) (the “Materials Transferring Party”) may transfer to the other Party or its designee (the “Materials Receiving Party”) certain Materials for use in connection with activities contemplated under this Agreement. Such Materials will be provided under the terms and conditions of this Agreement and in such amount as described in the material transfer record for the particular transfer (“MTR”), in the form attached hereto as Schedule 15.1.1, which MTR shall set forth the type and name of the Materials transferred, the amount of the Materials transferred, the date of the transfer of such Materials and the proposed use of such Materials by the Material Receiving Party.

15.1.2 MATERIALS SUPPLIED BY THE MATERIALS TRANSFERRING PARTY HEREUNDER ARE SUPPLIED IN “AS IS” CONDITION WITH NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT, EXCLUSIVITY, OR FITNESS FOR A PARTICULAR PURPOSE. ANY MATERIAL DELIVERED PURSUANT TO THIS AGREEMENT IS UNDERSTOOD TO BE EXPERIMENTAL IN NATURE AND MAY HAVE HAZARDOUS PROPERTIES. THE MATERIALS RECEIVING PARTY WILL HANDLE THE MATERIAL ACCORDINGLY AND WILL INFORM THE MATERIALS TRANSFERRING PARTY IN WRITING OF ANY ADVERSE EFFECTS EXPERIENCED BY PERSONS HANDLING THE MATERIAL.

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15.1.3 The Materials Receiving Party acknowledges that, except for the licenses and other express rights granted herein, it does not have any claim to the Materials supplied by the Materials Transferring Party, or any license or rights to any proprietary information or intellectual property rights in or to the Materials. For clarity, the Materials (and any Intellectual Property Rights, including Patents, relating thereto) shall remain the sole and exclusive property of the Materials Transferring Party and shall be returned or destroyed at the request of the Materials Transferring Party.

15.1.4 The Materials Receiving Party agrees that the Material(s):

(a) will be used solely for, and in compliance with, the applicable Development Plan or in the MTR, and to conduct analyses to confirm identity and purity as may be reasonable required for the purposes of the applicable Collaboration Program;

(b) will be used in compliance with all applicable Laws;

(c) will not be used in human subjects, in Clinical Studies, or for diagnostic purposes involving human subjects;

(d) will not be used in animals intended to be kept as domestic pets;

(e) will be used only by the Materials Receiving Party and only in the Materials Receiving Party’s laboratory, except with the prior written consent of the Materials Transferring Party; and

(f) will not be transferred to a Third Party without the prior written consent of the Materials Transferring Party.

The Materials Receiving Party shall not reverse engineer or attempt to determine the chemical structure, make-up or sequence of, or determine the chemical or biological properties of, or make or attempt to make any analogues, progeny or derivatives of, or modifications to, such Materials except as may be necessary to carry-out such Party’s obligations hereunder, including its activities pursuant to any Development Plan. In the event that the Materials Receiving Party identifies or reasonably believes that there are any safety concerns related to the Material provided by the Materials Transferring Party, the Materials Receiving Party shall promptly notify the Materials Transferring Party in writing of such concerns and upon receiving such notification, the Materials Receiving Party shall promptly conduct investigations to address such concerns and shall keep the Materials Receiving Party reasonably informed of such investigation.

15.1.5 The Materials Receiving Party assumes all liability for damages which may arise from its use, storage or disposal of the Materials. The Materials Transferring Party shall not be liable to the Materials Receiving Party for any loss, claim or demand made by the Materials Receiving Party, or made against the Materials Receiving Party by any Third Party, due to or arising from the use of the Materials, except to the extent permitted by applicable Law when caused by the gross negligence or willful misconduct of the Materials Transferring Party. Upon the expiration or the earlier termination of a Collaboration Program, as applicable, except for any continuing rights as set forth in this Agreement, the Materials Receiving Party shall

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discontinue its use of any Materials and shall, upon direction of the Materials Transferring Party, return or destroy (and certify destruction of) any remaining Material.

15.2 Ownership of Intellectual Property TC "15.2 Ownership of Intellectual Property" \f C \l "2" .

15.2.1 Ownership of Intellectual Property.

(a) Each Party shall retain all right, title and interest to its respective Licensed Technology and, except as expressly set forth in this Agreement, no right or license to such Patents or, Know-How included in such Licensed Technology is granted by either Party to the other Party.

(b) Except as otherwise agreed by the Parties with respect to Intellectual Property Rights related to applicable Party Assets contributed by such Party pursuant to Section 2.6.2, and subject to [***], (i) all patentable inventions within the Program Technology, and all Patents claiming such inventions, and (ii) all other Know-How and other Intellectual Property Rights in such Program Technology, in each case ((i) and (ii)) discovered, created or developed solely by a Party’s employees, Affiliates, agents or independent contractors in connection with their activities under a Collaboration Program shall be owned solely by the inventing, discovering, creating or developing Party, and if discovered, created or developed jointly by both Party’s employees, Affiliates, agents or independent contractors shall be owned jointly and deemed Joint Technology.

(c) With respect to the Expanded Functional Genomics Program, subject to [***], each Party shall be the exclusive owner of the Compound Specific Program Technology related to the Party Asset Contributed by such Party to the Collaboration, and the Parties shall jointly own the Target Specific Program Technology, provided that, [***].

(d) For purposes of this Agreement, the determination of inventorship of any Know-How, whether or not patentable, first invented, discovered, created or developed in the course of performing activities under the Collaboration pursuant to this Agreement, and whether solely or jointly by or on behalf of a Party, including by its employees, Affiliates, agents or independent contractors, shall be made in accordance with United States patent Law without regard to conflict of law, irrespective of where or when such invention, discovery, creation or development occurs. Each Party shall, and does hereby, assign and shall cause its Affiliates and its and their subcontractors and Sublicensees, where applicable, to assign, to the other Party without additional compensation of the other Party, such right, title and interest in and to any Patents and Know-How, as well as any other Intellectual Property Rights with respect thereto, as is necessary to fully effect, the ownership of applicable Intellectual Property Rights provided in this Section 15.2.1 and Section 15.2.2.

15.2.2 [***]. Except (i) as otherwise agreed by the Parties with respect to Intellectual Property Rights related to applicable Party Assets contributed by such Party pursuant to Section 2.6.2, and (ii) with respect to the ownership of Compound Specific Program Technology and Target Specific Program Technology arising from the Expanded Functional Genomics

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Program, which is provided pursuant to Section 15.2.1(c), [***], then the following provisions shall apply.

(a) [***].

(b) [***].

(c) [***];

(d) [***]; and

15.2.3 Party Technology. Notwithstanding [***]

(a) [***].

(b) [***].

15.2.4 Joint Technology. Except as otherwise agreed by the Parties with respect to Intellectual Property Rights related to applicable Party Assets contributed by such Party pursuant to Section 2.6.2, and subject to the licenses granted under this Agreement, exclusivity obligations set forth in Section 2.4 and any other express restrictions set forth in this Agreement, each Party (or its Affiliates):

(a) may assign and transfer its interest in the Joint Technology in connection with a divestiture of the applicable Collaboration Program to a Third Party or in the case of a permitted assignment of this Agreement with respect to the applicable Collaboration Program, but may not otherwise assign or transfer its interest in the Joint Technology, whether within or outside the Collaboration, without the prior written consent of the other Party;

(b) may license its interest in the Joint Technology to (i) a permitted Sublicensee pursuant to Section 12.4, (ii) a Third Party in accordance with Section 12.3 with respect to a Rejected Collaboration Product, (iii) a Third Party as otherwise permitted under this Agreement (e.g., Section 7.4 and Section 9.5), or (iv) with respect to Collaboration Screening Data, to an Affiliate or a Third Party pursuant to Section 5.6 in connection with further Development or Commercialization of a Rejected Target; but may not otherwise license or transfer its interest in the Joint Technology to a Third Party, whether within or outside the Collaboration, without the other Party’s prior written consent.

15.3 Prosecution, Maintenance and Defense TC "15.3 Prosecution, Maintenance and Defense" \f C \l "2" . Except as otherwise agreed by the Parties with respect to Intellectual Property Rights related to applicable Party Assets contributed by such Party pursuant to Section 2.6.2, the following provisions shall apply with respect to the prosecution, maintenance and defense of any Patent included in Licensed Technology or Program Technology.

15.3.1 Program Patents. As between the Parties, the Lead Party in respect of each Collaboration Program shall be entitled to direct the prosecution, maintenance and defense (including patent term extensions and supplementary protection certificates) of all Patents within the Program Technology (“Program Patents”) for the relevant Collaboration Program

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worldwide using mutually acceptable outside counsel appointed by the Parties. The Parties shall [***], through the JPC, to ensure that the Party not entitled to direct the prosecution, maintenance and defense of a particular Program Patent is kept reasonably informed on a regular basis regarding, and provided with reasonable opportunity to comment and consult on, all such activities in respect of such Program Patent. The costs associated with prosecution, maintenance and defense of Program Patents, including the fees of jointly-appointed outside counsel, shall be allocated between the Parties as set forth in Section 11.4 or Section 11.5, irrespective of which Party incurs such costs. The Party with the right to direct the prosecution, maintenance and defense of a particular Program Patent will give reasonable notice to the other Party before determining to abandon the prosecution, maintenance or defense of such Program Patent, and the other Party would, upon receipt of such notice or the first Party’s otherwise abandoning the prosecution, maintenance or defense of the Program Patent, be entitled to assume and thereafter direct such prosecution, maintenance or defense activities, at its own cost and expense. In such circumstances, the Party relinquishing direction of the prosecution, maintenance or defense activities will still be kept reasonably informed on a regular basis regarding, and provided with reasonable opportunity to comment and consult on, all such activities.

15.3.2 Other Patents.

(a) Vir shall have the right to pursue and direct the prosecution, maintenance and defense of Patents within the Vir Licensed Technology (“Vir Licensed Patents”) (including patent term extensions and supplementary protection certificates), provided that Vir will keep GSK reasonably informed through the JPC on a regular basis regarding, and provided with reasonable opportunity to comment and consult on, all such activities. The costs associated with such activities will be allocated between the Parties as set forth in Section 11.4 or Section 11.5. [***].

(b) GSK shall have the right to pursue and direct, at its own cost, the prosecution, maintenance and defense of GSK Licensed Patents (including patent term extensions and supplementary protection certificates), provided that GSK will keep Vir reasonably informed through the JPC on a regular basis regarding, and provided with reasonable opportunity to comment and consult on, all such activities. The costs associated with such activities will be allocated between the Parties as set forth in Section 11.1 or Section 11.5.

15.3.3 Cooperation. The Party not directing the prosecution, maintenance or defense of a particular Patent as set forth in this Section 15.3 will cooperate with the other Party, including furnishing a power of attorney, inventor declaration or assignment documentation, to allow such prosecution, maintenance or defense activities to be carried out effectively and expeditiously.

15.3.4 Patent Prosecution after Opt-Out. If a Party exercises its Opt-Out Option with respect to a Collaboration Product, and the Non Opt-Out Party elects to continue to Develop, Manufacture and Commercialize the corresponding Sole Development Product in accordance with Section 7.6.4(a), then with respect to any Program Patent Controlled by the Opt-Out Party that is solely related to such Sole Development Product, the Non Opt-Out Party shall have the right, but not the obligation to be responsible for the prosecution, maintenance and defense of such Program Patent, at its own cost and expense, in its sole discretion. The Non

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Opt-Out Party shall keep the Opt-Out Party [***] informed of any [***] development and communications with applicable intellectual property offices with respect to any such Program Patent solely or jointly owned by the Opt-Out Party, and in the event the Non Opt-Out Party determines to abandon the prosecution, maintenance or defense of any such Program Patent, the Non Opt-Out Party will give reasonable notice to the Opt-Out Party and Opt-Out Party would, upon receipt of such notice or the Non Opt-Out Party’s otherwise abandoning the prosecution, maintenance or defense of such Program Patent, be entitled to assume and thereafter direct such prosecution, maintenance or defense activities with respect to such Program Patents. For clarity, the Non Opt-Out Party shall have the sole right, but not the obligation, to be responsible for the prosecution, maintenance and defense of Program Patents that are solely owned by the Non Opt-Out Party, at its own cost and expense, in its sole discretion.

15.4 Enforcement Rights TC "15.4 Enforcement Rights" \f C \l "2" . Except as otherwise agreed by the Parties with respect to Intellectual Property Rights related to applicable Party Assets contributed by such Party pursuant to Section 2.6.2, the following provisions shall apply with respect to the enforcement of any Patent included in Licensed Technology or Program Technology.

15.4.1 Notification of Infringement. If either Party learns of any infringement or threatened or suspected infringement, or misappropriation or threatened or suspected misappropriation, of any (i) Program Technology, Vir Licensed Technology, or GSK Licensed Technology, by the manufacture, use, development or commercialization by a Third Party of a product that competes with a Collaboration Product (“Competing Product”) or (ii) any Joint Technology, whether or not relating to a Competing Product (each of (i) and (ii), an “Infringement”), such Party shall promptly provide notice to the JPC describing such Infringement (each, an “Infringement Notice”) and, in the case of any certification filed under the “U.S. Drug Price Competition and Patent Term Restoration Act of 1984” (the “Hatch-Waxman Act”) or notification of the submission of an Abbreviated Biologics License Application wherein a Collaboration Product is the “Reference Product” under the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”) or receipt of manufacturing process from a subsection (k) applicant or other similar procedure where a response is required under applicable Law (in order to avoid waiving rights), such Party shall provide notice as quickly as possible and in no event later than thirty (30) days prior to the applicable deadline for filing a response. For clarity, any certification filed under the Hatch-Waxman Act or notification or submission under the BPCIA shall constitute an Infringement for the purposes of this Agreement.

15.4.2 Enforcement and Recoveries.

(a) The Party having the right to direct the prosecution, maintenance and defense of Program Patents as set forth in Section 15.3.1 (the “Program Patent Controlling Party”) shall have the right, at its cost and expense, to pursue and direct enforcement of such Program Patents with respect to any Infringement, provided that such Program Patent Controlling Party would provide written notice to the other Party and consult with the other Party, in advance of commencing any enforcement activities in respect of a Program Patent with respect to the Collaboration, subject to Section 15.5. The Program Patent Controlling Party would keep the other Party reasonably informed on a regular basis regarding, and provide such other Party with reasonable opportunity to consult and comment on, all enforcement activities in respect of

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the Program Patents. The other Party shall have the right, to the extent permitted by applicable Laws and procedural rules to join, at its own cost and using its own counsel, as a party to the enforcement actions included in such enforcement activities. Any damages or other monetary awards recovered from the settlement of or judgment from such enforcement actions shall be allocated first to reimburse the Parties for the costs and expenses incurred by it in connection with such enforcement actions (excluding any cost of separate counsel engaged by the other Party pursuant to the preceding sentence). Any amounts remaining will be allocated between the Parties in a manner consistent with the applicable split of Pre-Tax Profit or Loss percentages as set forth in Section 11.5.

(b) Vir shall have the right to pursue and direct, at its own cost, enforcement of Vir Licensed Patents with respect to any Infringement, provided that Vir would provide written notice to GSK and consult with GSK, in advance of commencing any such enforcement activities with respect to the Collaboration, subject to Section 15.5. Vir shall keep GSK reasonably informed on a regular basis regarding, and provide GSK with reasonable opportunity to consult and comment on, all enforcement activities in respect of each Vir Licensed Patent with respect to the Collaboration. Any damages or other monetary awards recovered from the settlement of or judgment from such enforcement actions shall be allocated first to reimburse Vir for the costs and expenses incurred by it in connection with such enforcement actions. Any amounts remaining will be allocated between the Parties in a manner consistent with the applicable split of Pre-Tax Profit or Loss percentages as set forth in Section 11.5.

(c) GSK shall have the right to pursue and direct, at its own cost, enforcement of GSK Licensed Patents with respect to any Infringement, provided that GSK would provide written notice to Vir and consult with Vir, in advance of commencing any such enforcement activities with respect to the Collaboration, subject to Section 15.5. GSK shall keep Vir reasonably informed on a regular basis regarding, and provide Vir with reasonable opportunity to consult and comment on, all enforcement activities in respect of each GSK Licensed Patent with respect to the Collaboration. Any damages or other monetary awards recovered from the settlement of or judgment from such enforcement actions shall be allocated first to reimburse GSK for the costs and expenses incurred by it in connection with such enforcement actions. Any amounts remaining will be allocated between the Parties in a manner consistent with the applicable split of Pre-Tax Profit or Loss percentages.

15.4.3 Cooperation. If the Party having the right to pursue and direct the enforcement as set forth in each of subclauses (a), (b) and (c) in Section 15.4.2 (collectively, the “Controlling Party”) brings an enforcement action or proceeding with respect to any Infringement in accordance with Section 15.4.2, then the other Party shall cooperate as reasonably requested, at such Controlling Party’s reasonable expense, in the pursuit of such enforcement action, including if necessary by joining as a party to any such enforcement action for which it is a necessary or indispensable party or taking such other actions as are necessary for standing, furnishing a power of attorney, or for the Controlling Party to otherwise maintain or pursue such enforcement action effectively and expeditiously.

15.4.4 Settlement with a Third Party. The Controlling Party for an enforcement action with respect to any Infringement shall also have the right to control the settlement of such enforcement action; provided that the Controlling Party shall not admit the

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unenforceability or invalidity of Patents Controlled by the other Party, or of Patents within the Joint Technology without such other Party’s prior written consent.

15.4.5 Invalidity and Unenforceability. For any invalidity and unenforceability claims arising in such enforcement action, the Controlling Party for the enforcement action shall control the response thereto (but may not admit invalidity or unenforceability of any Patent owned by the other Party). Any other proceeding involving an invalidity or unenforceability challenge, including inter partes review, post-grant review, and any other post-grant proceedings for any issued Patent within the Program Patents, Vir Licensed Patents or GSK Licensed Patents, including reexamination, reissue, opposition, revocation and other similar proceedings, shall be controlled by the Controlling Party that would have the right under this Section 15.4 if it were to have arisen in an enforcement action.

15.4.6 Other Enforcement Activities. The Non Opt-Out Party pursuing any Sole Development Product assumes responsibility for enforcement against any infringement of Program Patents to the extent it relates to such Sole Development Product at its own costs and expense, in its sole discretion.

15.5 Joint Patent Committee TC "15.5 Joint Patent Committee" \f C \l "2" . GSK and Vir shall, in advance of taking any actions to enforce Program Patents, GSK Licensed Patents or Vir Licensed Patents with respect to a Competing Product, present the proposed enforcement to the JPC for discussion and reasonably consider comments from members of the JPC representing the other Party.

15.6 Third Party Technologies TC "15.6 Third Party Technologies" \f C \l "2" . For any in-licensed technologies of either Party, the foregoing provisions of this ARTICLE 15 shall be subject to and limited by the terms and conditions of the applicable existing agreements and any agreement entered into after the Effective Date pursuant to which the in-licensing Party has acquired rights to the applicable Patent. Each Party agrees with respect to such agreements as to which it is a party to take such actions and exercise such rights under any such agreements as reasonably necessary to give effect to the foregoing provisions of Section 15.3 and Section 15.4 and, where such agreements are inconsistent with any term of this Agreement, such Party shall notify the other Party in writing, including a description of the difference.

15.7 Infringement Claims by Third Parties TC "15.7 Infringement Claims by Third Parties" \f C \l "2" .

15.7.1 Notice; Control. Each Party shall promptly notify the other Party in writing of (a) any allegation by a Third Party that any Development, Manufacture or Commercialization or other activities with respect to any Collaboration Product pursuant to this Agreement infringes or misappropriates or may infringe or misappropriate the Intellectual Property Rights of such Third Party (a “Product Third Party Infringement Claim”), or (b) any allegation by a Third Party of infringement or misappropriation of its Intellectual Property Rights with respect to the activities hereunder that is not covered by subclause (a) of this Section 15.7.1 (a “Non-Product Third Party Infringement Claim”, and collectively with any Product Third Party Infringement Claim, “Third Party Infringement Claim”). For any Product Third Party Infringement Claim, [***] shall be the “Defending Party” and shall have the right to control the

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defense of the Third Party Infringement Claim, but the other Party shall have the right to control its own defense of any such Third Party Infringement Claim brought against it, by counsel of its own choice. In such case, the Parties shall coordinate in good faith. For any Non-Product Third Party Infringement Claim, each Party that is a defendant in such claim shall be the “Defending Party” and shall have the right to defend itself against such claim. For clarity, the Non Opt-Out Party shall have the right to control the defense of any Product Third Party Infringement Claim alleged against a Sole Development Product.

15.7.2 Cooperation; Settlement. Except with respect to a Sole Development Product, each Defending Party shall keep the other Party reasonably informed of all material developments in connection with any Third Party Infringement Claim. Each Defending Party agrees to provide the other Party with copies of all pleadings filed in any suit or proceeding relating to such Third Party Infringement Claim. The Defending Party may enter into a settlement or compromise of any Third Party Infringement Claim, provided, that if such settlement or compromise would admit liability on the part of the non-Defending Party or any of its Affiliates or would otherwise have a material adverse effect on the rights or interests of the non-Defending Party or its Affiliates, the Defending Party shall not enter into such settlement or compromise without the prior written consent of the non-Defending Party. In the event a proposed settlement involves obtaining a license under Third Party Patent Rights, the applicable provisions of ARTICLE 12 shall apply. Any counterclaims of Infringement shall be handled as set forth in Section 15.4.

15.7.3 Costs; Recoveries. All out-of-pocket expenses incurred by a Defending Party in defending a Third Party Infringement Claim (including outside counsel fees), and all amounts payable by either Party as a judgment based on a Third Party Infringement Claim or in settlement of such Third Party Infringement Claim, shall be included in the Pre-Tax Profit or Loss calculation. For clarity, the terms of this Section 15.7.3 shall not apply to a Third Party Infringement Claim alleged against a Sole Development Product.

15.8 Product Marks TC "15.8 Product Marks" \f C \l "2" .

15.8.1 (a) GSK shall have the sole right to select, obtain and maintain any Product Marks for Collaboration Products and GSK Sole Development Products. (b) Vir shall have the sole right to select, obtain and maintain any Product Marks for Vir Sole Development Products. In the case of (a) and (b), respectively, GSK and Vir are each referred to as the “Product Mark Controlling Party”, while the other Party is referred to as the “Product Mark Non-Controlling Party.” The costs associated with such activities for the Collaboration Products shall be included in the Development Costs and Pre-Tax Profit or Loss calculations for the applicable Collaboration Product (excluding Sole Development Products). Upon reasonable request of the Product Mark Controlling Party, the Product Mark Non-Controlling Party shall provide reasonable assistance in the selection of Product Marks for a Collaboration Product. As between the Parties, GSK shall be the owner of the Product Marks for any Collaboration Product. In the case in which a Collaboration Product becomes a Vir Sole Development Product, then Vir may continue to use Product Marks selected by GSK and approved by the FDA or other applicable Regulatory Authority, provided that Vir shall not have the right to use any trademarks owned or controlled by GSK (other than the Product Marks), or that are confusingly similar to such trademarks owned or controlled by GSK.

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15.8.2 If the Product Mark Non-Controlling Party has a reasonable basis to believe that a Third Party is engaging in infringement of a Product Mark, such Party shall promptly notify the Product Mark Controlling Party in writing and provide it with any evidence of such infringement that is reasonably available. As between the Parties, the Party owning the infringed Product Mark, or its designee, shall have the sole right and option, at its sole expense, to respond to any infringement or potential infringement with respect to such Product Mark by appropriate steps, including filing an infringement suit or taking other similar action. The non-owning Party shall provide reasonable assistance to the other Party, or the other Party’s designee, at such other (owning) Party’s expense, with respect to any enforcement activities with respect to such Product Mark, including providing access to relevant documents and other evidence, making its employees reasonably available during business hours, and joining the action to the extent necessary to maintain the action. Any amounts recovered pursuant to this Section 15.8 whether by settlement or judgment, shall first be used to reimburse the applicable Party(ies) for their costs and expenses in making such recovery, and any remaining recovery shall be retained by the Product Mark Controlling Party except to the extent included in the Pre-Tax Profit or Loss calculation. The Product Mark Controlling shall solely control any infringement claim brought by any Third Party with regard to the Product Marks and the costs thereof shall be included in the Pre-Tax Profit or Loss calculated.

15.9 Information Technology Requirements TC "15.9 Information Technology Requirements" \f C \l "2" . Each Party shall use all reasonable efforts, including operating commercially available anti-virus applications (and maintaining up to date virus definitions for such applications), to ensure that no portion of the activities conducted under this Agreement comprising software will contain any unauthorized code, or virus, Trojan horse, worm, or any other software routine or hardware component designed to permit, either automatically or through externally applied controls, unauthorized access or use to disable, erase, or otherwise harm software, hardware, or data (collectively “Malwares”). To the extent that any Party, in conducting activities under this Agreement, uses any system or software belonging to the other Party, such Party shall use its best efforts to avoid the introduction of any Malwares into such systems or software.

15.9.1 To the extent that any Malwares are discovered in any deliverables provided under this Agreement or is introduced to a Party’s systems or software by the other Party (or is reasonably likely to have been so introduced), such other Party shall use all reasonable efforts to assist the Party to which the Malware was delivered in removing such Malware from the software in question and shall be responsible for the costs of such removal.

15.9.2 Each Party shall ensure that it has up to date information on all personnel who have access to the other Party’s IT systems and agrees to provide periodic updates on the names of such personnel. Each Party shall, no more than [***] after any change in such information or any new information, notify the other Party promptly of any individual IT user access change.

15.9.3 Both Parties agree to maintain reasonable security measures, in line with industry best practices for systems storing, accessing, or otherwise processing any Data. The Parties agree to coordinate in good faith regarding any requested updates or modifications to the security practices of the other Party as applicable to the Collaboration.

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ARTICLE 16
Term and Termination TC "ARTICLE 16 TERM AND TERMINATION" \f C \l "1"

16.1 Term TC "16.1 Term" \f C \l "2" . This Agreement shall be effective as of the Effective Date and, unless terminated under this ARTICLE 16 (in its entirety, on a Collaboration Program basis or a Collaboration Product basis, as the case may be), shall remain in effect (a) with respect to the Influenza Program, unless and until such time as there is no Influenza Product being Developed or Commercialized by the Lead Party or the LCP, or in the case of a corresponding Sole Development Product, by the Non Opt-Out Party, (b) with respect to each Additional Pathogen Program, unless and until such time as there is no Additional Pathogen Product with respect to such Additional Pathogen Program being Developed or Commercialized by the Lead Party or the LCP, or in the case of a corresponding Sole Development Product, by the Non Opt-Out Party, and (c) with respect to the Expanded Functional Genomics Program, unless and until (i) the end of the Initial Development Term if no Expanded Functional Genomics Targets are selected by the JSC during the Initial Development Term or (ii) if there is at least one Expanded Functional Genomics Target selected by the JSC during the Initial Development Term, then until such time as there is no Expanded Functional Genomics Product being Developed or Commercialized by the Lead Party or the LCP, or in the case of a corresponding Sole Development Product, by the Non Opt-Out Party (the “Term”).

16.2 Mutual Termination TC "16.2 Mutual Termination" \f C \l "2" . The Parties may terminate this Agreement in its entirety or with respect to a particular Collaboration Program or Collaboration Product at any time by mutual written agreement.

16.3 Termination for Cause TC "16.3 Termination for Cause" \f C \l "2" . In addition to any other remedies conferred by this Agreement or by applicable Law or in equity, either Party (the “Non-Breaching Party”) may terminate this Agreement with respect to a particular Collaboration Program or a particular Collaboration Product upon written notice to the other Party (the “Breaching Party”) if there is an uncured material breach by the Breaching Party that impacts such Collaboration Program or such Collaboration Product. To exercise its termination rights under this Section 16.3, the Non-Breaching Party shall provide the Breaching Party with written notice identifying the material breach [***] and indicating whether the Non-Breaching Party is intending to terminate this Agreement with respect to the applicable Collaboration Program or Collaboration Product. If the Breaching Party, upon receiving such written notice identifying such material breach in reasonable detail, fails to cure such material breach within [***] after the date of such notice of breach is received, then this Agreement with respect to such particular Collaboration Program or Collaboration Product shall terminate. Notwithstanding the foregoing, if such breach is curable but cannot reasonably be cured within such [***], such cure period shall be extended if the Breaching Party provides the Non-Breaching Party with a written plan for curing such breach and uses Commercially Reasonable Efforts to cure such breach in accordance with such written plan; provided that no such extension shall exceed [***] without the consent of the Non-Breaching Party. If the existence or materiality of such alleged breach or if the failure to cure is contested in good faith by the alleged Breaching Party in writing within [***] after the delivery of the breach notice, then the dispute resolution procedure pursuant to Section 22.1 may be initiated by either Party to determine whether a material breach or a failure to cure has actually occurred. If either Party so initiates the dispute resolution

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procedure, then the Non-Breaching Party shall not have the right to terminate this Agreement under this Section 16.3 until such time as (a) the dispute is resolved pursuant to Section 22.1 with a determination that the Breaching Party has materially breached this Agreement or has failed to cure such breach, and (b) the Breaching Party has failed to cure such material breach within [***] thereafter (or within such other cure period prescribed by the arbitrators). It is understood and agreed that, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

16.4 Termination for Insolvency TC "16.4 Termination for Insolvency" \f C \l "2" . Either Party may terminate this Agreement in its entirety or with respect to a Collaboration Program or Collaboration Product, effective immediately upon written notice to the other Party if, at any time such other Party (or any Affiliate that controls such Party) (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization (except for solvent reorganization or solvent reconstruction) or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, (b) proposes a written agreement of composition or extension of substantially all of its debts, (c) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not be dismissed within [***] after the filing thereof, (d) proposes to be a party to any dissolution or liquidation, (e) admits in writing its inability generally to meet its obligations as they fall due in the general course or (f) makes an assignment of substantially all of its assets for the benefit of creditors.

ARTICLE 17
Effects of Expiration or Termination TC "ARTICLE 17 EFFECTS OF EXPIRATION OR TERMINATION" \f C \l "1"

17.1 Accrued Obligations TC "17.1 Accrued Obligations" \f C \l "2" . The expiration or termination of this Agreement (in whole or in part) for any reason shall not release either Party from any liability that, at the time of such expiration or termination, has already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor will any early termination of this Agreement preclude either Party from pursuing any and all rights and remedies it may have under this Agreement, or at law or in equity, with respect to breach of this Agreement.

17.2 Effects of Termination by Mutual Agreement TC "17.2 Effects of Termination by Mutual Agreement" \f C \l "2" . In the case of a termination under Section 16.2 of this Agreement with respect to a particular Collaboration Program or Collaboration Product by mutual written agreement, the Parties shall also agree on the consequences of such a termination, including winding down of any Development activities with respect to any Collaboration Products.

17.3 Effects of Termination for Material Breach or Insolvency TC "17.3 Effects of Termination for Material Breach or Insolvency" \f C \l "2" . If this Agreement is terminated, in whole or in part pursuant to Section 16.3 or Section 16.4, then:

17.3.1 Regardless whether the Party that is subject to such termination (the “Terminated Party”) is a Lead Party at the time of such termination, (a) except to the extent set

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forth in Section 17.3.2 below with respect to payments owed to the Terminated Party following such termination, such termination shall be treated as though the Terminated Party had exercised an Opt-Out Option with respect to the Collaboration Product(s) subject to such termination (the “Terminated Collaboration Product(s)”) on the effective date of such termination; (b) the licenses granted to the Party terminating this Agreement (the “Terminating Party”) under Section 12.1 shall remain in effect only to the extent actually used for or incorporated in such terminated Collaboration Product(s) on or prior to the effective date of such termination, and subject to the terms and conditions (including any financial terms for such licenses) and any rights granted to a Third Party in a Third Party agreement with respect to such Terminated Collaboration Product existing prior to the effective date of such termination; (c) the Terminating Party may continue with the Development and Commercialization of such Terminated Collaboration Product(s) at its discretion, and shall retain the sole right to out-license or otherwise divest the Terminated Collaboration Product(s) at its discretion in accordance with Section 7.6.4, including by sublicensing to Third Parties, subject to any applicable terms in the license granted with respect to such Terminated Collaboration Product; (d) following the effective date of such termination, the Terminating Party shall [***]; and (e) the Terminated Party shall [***].

17.3.2 If the Terminating Party elects to continue with the Development and Commercialization of the Terminated Collaboration Product(s), [***].

17.3.3 Without limiting Section 17.3.1, if the Party that is subject to the termination is the Lead Party, the Terminating Party shall have the right to assume the role of the Lead Party in the manner otherwise set forth in this Agreement with respect to any Terminated Collaboration Product(s). Subject to the proviso in Section 17.3.1(c), the terminated Party shall, in accordance with the terms of this Agreement, effect transfer of relevant regulatory documentation and Manufacturing solely with respect to the Terminated Collaboration Product(s) to the Terminating Party in accordance with Section 8.5 or Section 13.4, as applicable.

17.4 Other Termination Consequences TC "17.4 Other Termination Consequences" \f C \l "2" . If this Agreement is terminated for any reason pursuant to Sections 16.2 through 16.4, then the following provisions shall apply:

17.4.1 Development Costs and Pre-Tax Profit or Loss. There shall be a final accounting for any Development Costs and Pre-Tax Profits or Losses that are required to be shared by the Parties hereunder for the Collaboration Program or Collaboration Product that is terminated, which shall include any such Development Costs and Pre-Tax Profits or Losses that are incurred (a) prior to the effective date of such termination of this Agreement, in whole or in part, (b) after the effective date of termination of this Agreement, in whole or in part, but relating to activities conducted during the Term (including any non-cancellable commitments incurred pursuant to the terminated Collaboration Program(s) in accordance with this Agreement), and (c) after the effective date of termination of this Agreement, in whole or in part, and required to be conducted in order to wind-down activities under the terminated Collaboration Program(s) in a manner compliant with applicable Law.

17.4.2 [***].

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(a) If, upon (i) [***], (ii) [***], or (iii) [***], in each case ((i)-(iii)), with respect to a Collaboration Product, there are [***] (“[***]”), then such [***], and such [***].

(b) In the case of [***].

(c) In the case of [***] for (i) [***] or (ii) [***], in each case ((i) or (ii)), [***], provided that, in the case of Section 17.4.2(c)(i), if [***], then [***].

17.4.3 Unaffected Programs or Products. If this Agreement is terminated only with respect to a particular Collaboration Program or Collaboration Product, then all unaffected Collaboration Programs and Collaboration Products shall remain in effect in accordance with and subject to the terms and conditions of this Agreement. Without limiting the foregoing, the rights granted by each Party to the other Party with respect to such Collaboration Programs and Collaboration Product that are not subject to the termination shall remain in effect in accordance with and subject to terms and conditions of this Agreement.

17.5 Survival TC "17.5 Survival" \f C \l "2" . The following provisions shall survive expiration or termination of this Agreement in its entirety, or with respect to a particular Collaboration Program or Collaboration Product: Sections 5.6 (excluding 5.6.2, except that the first sentence of 5.6.2 before the proviso (but none of the remainder of 5.6.2 including the proviso) shall survive, if the Agreement is terminated during the Restricted Data Period), 7.3.1 (for the applicable time period set forth therein), 11.7.1 (for payment obligations accruing during the Term and for costs required to be shared hereunder following expiration or termination), 11.7.3 (only with respect to payment obligations accruing during the Term and for amounts accruing after expiration or termination that are required to be shared hereunder), 11.8 (as applied in connection with any final accounting, and with respect to payment obligations accruing during the Term and after termination in accordance with Section 17.3), 11.9.4 (as applied in connection with any final accounting, and with respect to payment obligations accruing during the Term and after termination in accordance with Section 17.3), 11.10 (for the applicable time period set forth therein), 11.11, 11.12 (only with respect to payment obligations accruing during the Term and for costs required to be shared hereunder following expiration or termination), 11.13 (solely with respect to payments owed as of the effective date of termination), 11.14, 11.16(b), 11.17, 12.1.1(c), 12.1.2(c), 12.2, 12.4, 12.5, 12.8 (each, as relating to any surviving licenses hereunder), 12.6, 12.7, 14.3 (solely with respect to the obligation to remove the other Party’s Confidential Information) 14.5 (last sentence), 15.1 (excluding 15.1.1), 15.2, 20.1, 20.2 (as required to stand-by any post-termination liabilities), 20.3, 22.1, 22.2, 22.3, 22.6 (solely with respect to the performance by a Party of its obligations under this Agreement that survive expiration or termination) 22.7, 22.9, 22.11, 22.12 and 22.13, ARTICLE 1 (to the extent applicable to other surviving provisions), ARTICLE 17, ARTICLE 18, ARTICLE 19 (solely with respect to claims for breaches occurring prior to the end of the Term), Schedule 1.99 (with respect to any post-termination calculations), and any applicable definitions of any capitalized terms. In the event of expiration or termination, each Party shall remain obligated to share in any costs as to which it is committed as of the date of expiration or termination and where applicable, Section 13.3.3 shall apply with respect to both Parties.

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17.6 Termination Not Sole Remedy TC "17.6 Termination Not Sole Remedy" \f C \l "2" . Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies at equity or law shall remain available to the Parties except as agreed to otherwise herein.

ARTICLE 18
Confidentiality TC "ARTICLE 18 CONFIDENTIALITY " \f C \l "1"

18.1 Confidentiality TC "18.1 Confidentiality" \f C \l "2" . Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, during the Term and for a period of [***] following termination or expiration thereof, each Party will be obligated to keep confidential and not publish or otherwise disclose to a Third Party, and not to use, directly or indirectly, for any purpose other than the Collaboration, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement, or is reasonably necessary or useful for the performance of, or the exercise of such Party’s rights under, this Agreement. The confidentiality and non-use obligations with respect to a Party’s Confidential Information in this Section 18.1 will not include any information that:

(a) Is or becomes part of the public domain through no wrongful act, fault or negligence on the part of the Receiving Party;

(b) can be demonstrated by competent proof to have been in the Receiving Party’s possession prior to disclosure by the Disclosing Party without any obligation of confidentiality with respect to such information;

(c) is subsequently received by the Receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

(d) has been published by a Third Party or otherwise enters the public domain through no fault of the Receiving Party in breach of its contractual obligations to the Disclosing Party; or

(e) can be demonstrated by competent proof to have been independently developed (outside the scope of the Collaboration) by or for the Receiving Party without reference to the Disclosing Party’s Confidential Information.

18.2 Authorized Disclosure TC "18.2 Authorized Disclosure" \f C \l "2" . The Receiving Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is:

(a) made in response to a valid order of a court or other Governmental Authority or, if in the reasonable opinion of the Receiving Party, such disclosure is otherwise required by Law, including by reason of filing with securities regulators; provided that the Receiving Party shall, to the extent permitted by Law, first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity, at the Disclosing Party’s expense, to quash such order or to obtain a protective order or confidential treatment; and provided further that the Confidential Information disclosed in response to such court or governmental order shall

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be limited to that information which is legally required to be disclosed in response to such court or governmental order;

(b) made by or on behalf of the Receiving Party to Regulatory Authorities as required in connection with any filing, application or request for marketing or other Regulatory Approval; provided that reasonable measures shall be taken to assure confidential treatment of such information to the extent practicable and consistent with applicable Law;

(c) made by or on behalf of the Receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent; provided that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

(d) made by the Receiving Party to its attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners, licensees, sublicensees, existing or prospective investors, prospective acquirers, or other Third Parties as may be necessary or useful in connection with exploitation of Collaboration Products as contemplated by the Collaboration or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the Receiving Party set forth herein.

18.3 Injunctive Relief TC "18.3 Injunctive Relief" \f C \l "2" . Each Party, as a Receiving Party, acknowledges and agrees that due to the unique nature of a Disclosing Party’s Confidential Information, there may be no adequate remedy at law for any breach of its obligations hereunder and that any such breach may allow a Receiving Party or Third Parties unfairly to compete with the Disclosing Party, resulting in irreparable harm to the Disclosing Party. Therefore, notwithstanding the provisions of Section 22.1, the Parties agree that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to seek appropriate equitable relief at the Disclosing Party’s option in either (a) a court of competent jurisdiction where such Disclosing Party resides, or (b) as provided in Section 22.1, as applicable, in addition to whatever remedies it might have at law in connection with any breach or enforcement of a Receiving Party’s obligations hereunder for the unauthorized use or release of any such Confidential Information.

18.4 Return of Confidential Information TC "18.4 Return of Confidential Information" \f C \l "2" . At the written request of the Disclosing Party promptly following the termination of this Agreement, the Receiving Party shall (and shall cause its Affiliates and their respective representatives to) return to the Disclosing Party or destroy all originals of documents (in paper or electronic form) and physical materials then in its possession, and copies thereof, containing Confidential Information received from the Disclosing Party and constituting its exclusive Confidential Information, and destroy all documents and other materials that it created including any such Confidential Information; provided that the Receiving Party may retain in confidence (a) one (1) archival copy of the Confidential Information in its legal files solely to permit the Receiving Party to determine compliance with its obligations hereunder; (b) any portion of the Confidential Information of the other Party which is contained in the Receiving Party’s laboratory notebooks; (c) any portion of the Confidential Information of the other Party which a

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Receiving Party is required by applicable Law to retain; and (d) any Confidential Information that the Receiving Party has the right to continue to use after the date of the Disclosing Party’s request after termination or expiration of this Agreement, as applicable. Notwithstanding the return or destruction of the documents and tangible items described above, the Parties will continue to be bound by their obligations under this ARTICLE 18.

18.5 Press Releases and Other Public Statements TC "18.5 Press Releases and Other Public Statements" \f C \l "2" . Except for any publications or presentations that are made consistent with ARTICLE 14 and those certain press releases made in connection with the execution of the SPA and the Preliminary Collaboration Agreement, neither Party nor its Affiliates will make any public announcements, press releases, regulatory filing or other public disclosures, written or oral, whether to the public, the press, stockholders or otherwise, concerning this Agreement or the terms and conditions or the subject matter hereof, the performance hereof or the Parties’ activities hereunder, or any results or data arising hereunder (a “Public Statement”), except: (a) with the prior written consent of the other Party (which may be conditional upon certain restrictions as to the content or distribution of such Public Statement); or (b) for such Public Statements, as in the opinion of the Party intending to make such Public Statement, are required to comply with applicable Law, regulation, rule or legal process (including the regulations of any stock exchange) (a “Legal Requirement”) and which in any event contain only the minimum disclosure necessary to comply with the relevant Legal Requirement. Each Party agrees, to the extent permitted by Legal Requirements, in any event to provide the other Party with a copy of any proposed Public Statement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, when the following notice may not be possible but in which event the proposed Public Statement will still be provided to the other Party for comment before release (which the releasing Party shall use reasonable efforts to provide at least forty-eight (48) hours prior to the intended time of publication), and to the extent permitted by Legal Requirements, each Party shall provide the other Party with an advance copy of any such Public Statement at least seven (7) days prior to its scheduled release. Each Party furthermore shall have the right to review and recommend changes to any such announcement and, except as otherwise required by Legal Requirement, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure, subject to the exceptions in Section 18.2(a). Each Party agrees in any event to give the other Party a reasonable opportunity (to the extent consistent with Legal Requirements) to review all [***] Public Statements required by Legal Requirements to be filed with the Securities and Exchange Commission or similar body prior to submission of such filings, and will give due consideration to any reasonable comments by the non-filing Party relating to such filing, including the provisions of this Agreement for which confidential treatment should be sought.

ARTICLE 19
Representations and Warranties AND COVENANTS TC "ARTICLE 19 REPRESENTATIONS AND WARRANTIES AND COVENANTS" \f C \l "1"

19.1 Mutual Representations and Warranties TC "19.1 Mutual Representations and Warranties" \f C \l "2" . Each Party represents and warrants to the other Party as of the Execution Date and the Effective Date, that:

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19.1.1 such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority and legal right to enter into this Agreement and to carry out the provisions hereof;

19.1.2 such Party has the right to grant the licenses to the other Party purported to be granted pursuant to this Agreement;

19.1.3 such Party has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

19.1.4 such Party has received all necessary laboratory licenses and certificates with respect to facilities within such Party’s ownership or control sufficient to allow such Party to conduct the activities assigned to such Party under this Agreement, and such Party is in compliance with the requirements of such licenses and certificates;

19.1.5 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with the terms and conditions hereof, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

19.1.6 the execution, delivery and performance of this Agreement by such Party (i) will not constitute a default under, or conflict with, any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, (ii) violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party; and (iii) is not prohibited or limited by, and shall not result in the breach of or a default under, any provision of the certificate or articles of incorporation or bylaws of such Party;

19.1.7 except for any filings that may be required to comply with the HSR Act or any other applicable antitrust law, no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements;

19.1.8 such Party and its Affiliates have not employed (and, to its knowledge, has not used a (sub)contractor or consultant that has employed) and, during the Term, will not knowingly employ (or, to its knowledge, use any (sub)contractor or consultant that employs, provided that such Party may reasonably rely on a representation made by such (sub)contractor or consultant) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent);

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19.1.9 such Party and its Affiliates performing activities under the Collaboration has in place or will have in place prior to its conduct of its activities under the Collaboration a written agreement with its employees and other personnel it appoints to perform such activities hereunder sufficient to ensure that such Party has sufficient ownership or license rights to any Program Technology developed or created by such Party to grant the rights to the other Party as required to be granted under this Agreement;

19.1.10 with respect to any Research and Development activities conducted by such Party or its Affiliates under this Agreement that involve the use of animals, including any animal studies, such Party and its Affiliates agree to comply with the terms of Schedule 7.6.5;

19.1.11 to the knowledge of such Party, as it is relevant to this Agreement:

(a) such Party respects the human rights of its staff and does not employ child labor, forced labor, unsafe working conditions, or cruel or abusive disciplinary practices in the workplace;

(b) such Party does not discriminate against any workers on any ground (including race, religion, disability, gender, sexual orientation or gender identity);

(c) such Party pays each employee at least the minimum wage, provides each employee with all legally mandated benefits, and complies with the laws on working hours and employment rights in the countries in which it operates; and

(d) such Party is respectful of its employees right to freedom of association; and

19.1.12 such Party is in material compliance with (a) all applicable Laws relating to data privacy and data security, including with respect to the collection, use, storage, sharing, transfer, disposition, protection and processing of PII; (b) all privacy policies and other related policies, programs and other notices of such Party relating to the privacy, protection and security of PII; and (c) all contractual and other legal requirements to which such Party is subject with respect to the privacy, protection, and security of PII; and has in place reasonable safeguards to protect the confidentiality and security of PII, including from unauthorized access or misuse, based on applicable Law.

19.2 Representations and Warranties of Vir (Existing Influenza Program mAbs) TC "19.2 Representations and Warranties of Vir (Existing Influenza Program mAbs)" \f C \l "2" . Vir represents and warrants to GSK, as of the Execution Date and the Effective Date, and, with respect to Vir-2482, if GSK exercises the Option, the Vir-2482 Program Effective Date, each as follows:

19.2.1 [***];

19.2.2 except as reasonably disclosed by Vir [***], Vir or one of its Affiliates solely owns or exclusively licenses and Controls the Existing Influenza Program mAbs and Vir 2482 Licensed Technology;

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19.2.3 except as reasonably disclosed by Vir [***], neither Vir nor any of its Affiliates has entered into any agreement (other than agreements with subcontractors) granting any right, interest or claim in or to, any Existing Influenza Program mAbs or Vir 2482 Licensed Technology that would conflict with the rights and licenses to GSK granted or required to be granted in this Agreement;

19.2.4 except as reasonably disclosed by Vir [***], neither Vir nor any of its Affiliates has previously entered into any agreement, whether written or oral, to assign, transfer, license, convey or otherwise encumber its right, title or interest in or to any Patent or other Know-How that is necessary for the Development, Manufacture, or Commercialization of any Existing Influenza Program mAbs, in each case, where such Patent or other Know-How would be Vir 2482 Licensed Technology but for such assignment, transfer, license, conveyance or encumbrance;

19.2.5 except as reasonably disclosed by Vir [***];

19.2.6 except as reasonably disclosed by Vir [***], Vir has not granted any right to any Third Party that would conflict with the rights granted to GSK hereunder with respect to the Existing Influenza Program mAbs and Vir 2482 Licensed Technology;

19.2.7 each Person who has or has had any rights in or to any Vir 2482 Licensed Technology owned by Vir and that is [***] has assigned and has executed an agreement assigning its entire right, title and interest in and to such Vir 2482 Licensed Technology to Vir or one of its Affiliates;

19.2.8 all Vir Licensed Patents are subsisting and all Vir Licensed Patents for which Vir controls prosecution and maintenance activities are being diligently prosecuted in the patent offices in accordance with applicable Law and, to Vir’s Knowledge, are not invalid or unenforceable in whole or in part;

19.2.9 to Vir’s Knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate any Vir 2482 Licensed Technology and there are no activities by Third Parties that would constitute infringement or misappropriation of the Vir 2482 Licensed Technology;

19.2.10 except as reasonably disclosed by Vir [***], no claim or litigation has been brought or threatened in writing by any Person against Vir or any of its Affiliates alleging, and Vir has no Knowledge of any reasonable basis for any such claim or allegation, whether or not asserted, that (a) any Vir Licensed Patents are invalid or unenforceable, or (b) the use or practice of any Vir 2482 Licensed Technology, or the disclosing, copying, making, assigning or licensing of any Vir 2482 Licensed Technology, or the exploitation of the Existing Influenza Program mAbs, does or will violate, infringe, misappropriate or otherwise conflict or interfere with, any Patent or other intellectual property or proprietary right of any Third Party;

19.2.11 [***];

19.2.12 Vir has provided or made available to GSK all material adverse information with respect to the safety and efficacy of the Existing Influenza Program mAbs of

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which Vir is aware and to Vir’s Knowledge is or could be reportable to the applicable Regulatory Authorities;

19.2.13 [***];

19.2.14 [***];

19.2.15 except as reasonably disclosed by Vir [***];

19.2.16 except as reasonably disclosed by Vir [***], Vir or one of its Affiliates has obtained the right (including under any Patents and other intellectual property rights) to use all information and all other materials (including any formulations and manufacturing processes and procedures) developed or delivered by any Third Party under any agreements between Vir or one of its Affiliates and any such Third Party with respect to any Existing Influenza Program mAbs to the extent necessary to provide GSK with the rights granted to it hereunder, and Vir or one of its Affiliates has the rights to grant GSK the right to use such information or other materials in the Development or Commercialization of the Program mAbs as contemplated in this Agreement;

19.2.17 [***];

19.2.18 Vir is in material compliance with (i) all applicable laws relating to data privacy and data security, including with respect to the collection, use, storage, sharing, transfer, disposition, protection and processing of personally identifiable information (PII); (ii) all privacy policies and other related policies, programs and other notices of Vir relating to the privacy, protection and security of PII; and (iii) all contractual and other legal requirements to which Vir is subject with respect to the privacy, protection, and security of PII; and has in place reasonable safeguards to protect the confidentiality and security of PII, including from unauthorized access or misuse, based on applicable law;

19.2.19 [***];

19.2.20 [***]; and

19.2.21 [***].

19.3 [***] Representations, Warranties and Covenants TC "19.3 China Territory Representations, Warranties and Covenants" \f C \l "2" .

19.3.1 Vir hereby represents and warrants that, as of the Execution Date and the Effective Date, with respect to [***] that are subject to this Agreement [***], other than [***], Vir has not [***]; and

19.3.2 Following the Execution Date, Vir covenants that it will not [***]. Vir acknowledges and agrees that, [***].

19.4 Post-Closing Covenants TC "19.4 Post-Closing Covenants" \f C \l "2" .

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19.4.1 Negative Covenants. After the Effective Date and during the Term, neither Party shall, and shall cause its Affiliates not to, without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed):

(a) enter into any agreement with any Third Party, whether written or oral, with respect to, or otherwise assign, transfer, license or convey its right, title or interest in or to, (i) the Vir Licensed Technology or GSK Licensed Technology, as applicable, relating to any Collaboration Program or Collaboration Product, (ii) [***] or (iii) [***], in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by such Party to the other Party under this Agreement;

(b) (i) sell, out-license or otherwise dispose of any assets or rights relating to (1) any Collaboration Program or Collaboration Product, (2) [***] or (3) [***], in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by such Party to the other Party under this Agreement, (ii) amend any agreements, licenses or other rights of such Party or any of its Affiliates, including, for clarity, any Existing Third Party Agreements, relating to (1) any Collaboration Program or Collaboration Product, (2) [***] or (3) [***], in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by such Party to the other Party under this Agreement, or (iii) grant any security interest or otherwise encumber material assets and properties (including Vir Licensed Technology or GSK Licensed Technology, as applicable), relating to (1) any Collaboration Program or Collaboration Product, (2) [***] or (3) [***];

(c) [***].

19.4.2 Affirmative Covenants. After the Effective Date and during the Term, each Party covenants that:

(a) it shall, and shall cause its Affiliates and its and their respective contractors, licensees and consultants to, conduct the Collaboration Programs and all other activities undertaken pursuant to this Agreement in accordance with applicable Law;

(b) with respect to all intellectual property that it purports to license to the other Party under this Agreement that is, may be or becomes subject to the Bayh-Dole Act, it shall, and shall cause its Affiliates and the relevant research partners to, continue to comply with the applicable provisions of the Bayh-Dole Act, in a manner that protects and preserves such Party’s right, title and interest in the subject intellectual property to the maximum extent permitted by applicable Law;

(c) it shall promptly notify the other Party of the occurrence of a Key Product Event, and in no event more than [***] after such occurrence; and

(d) [***].

19.5 [***] TC "19.5 Disclosure" \f C \l "2" . If Vir [***].

19.6 Disclaimer of Warranty TC "19.6 Disclaimer of Warranty" \f C \l "2" . EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY

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SPECIFICALLY DISCLAIMS ANY GUARANTEE THAT ANY PLAN WILL BE SUCCESSFUL, IN WHOLE OR IN PART. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, AND BOTH PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

ARTICLE 20
Indemnification TC "ARTICLE 20 INDEMNIFICATION" \f C \l "1"

20.1 Indemnification TC "20.1 Indemnification" \f C \l "2" .

20.1.1 Indemnification by Vir. Vir hereby agrees to indemnify, defend and hold harmless GSK and its Affiliates and their respective directors, officers, employees and agents, and the respective successors and assigns any of the foregoing (“GSK Indemnitees”), from and against any and all suits, claims, actions, demands, losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and other expenses of litigation) (collectively, “Losses”) asserted by a Third Party to the extent arising from [***], except in each case ((i) to (iv)), to the extent such Losses are indemnifiable by GSK under Section 20.1.2.

20.1.2 Indemnification by GSK. GSK hereby agrees to indemnify, defend and hold harmless Vir and its Affiliates and their respective directors, officers, employees and agents, and the respective successors and assigns of any of the foregoing (“Vir Indemnitees”), from and against any and all Losses asserted by a Third Party to the extent arising from [***]; except in each case ((i) to (v)), to the extent such Losses are indemnifiable by Vir under Section 20.1.1.

20.1.3 Indemnification Procedures. Upon becoming aware or receipt of notice of any Third Party claim that may be subject to indemnification by the other Party (the “Indemnifying Party”) under this Section 20.1, any GSK Indemnitee or any Vir Indemnitee (each, an “Indemnitee”), as the case may be, shall [***] notify the Indemnifying Party in writing (it being understood and agreed, however, that the failure by an Indemnitee to timely give such notice shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure to give timely notice). The Indemnifying Party shall have the right, but not the obligation, to conduct and control, through counsel of its choosing, any action for which indemnification is sought, and if the Indemnifying Party elects to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnitee for any legal expenses of other legal counsel or any other expenses subsequently incurred by such Indemnitee in connection with the defense thereof. The Indemnifying Party may not settle any action, claim or suit for which the Indemnitee is seeking indemnification without such Indemnitee’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed. The Parties and their employees shall cooperate fully with each other and their legal representatives in the investigation, defense, prosecution, negotiation, or settlement of any such claim or suit. The Indemnitee shall not settle or compromise any action, claim or suit for which the Indemnitee is seeking indemnification

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without the prior written consent of the Indemnifying Party. In no event shall the Indemnifying Party settle or abate any Third Party claim in a manner that would diminish the rights or interests of the Indemnitee or obligate the Indemnitee to make any payment, take any action, or refrain from taking any action, without the prior written approval of the Indemnitee. Notwithstanding the foregoing, no party shall settle any action, claim, or suit with respect to Taxes that are indemnified pursuant to this Agreement without the prior written approval of the other Party, such approval not to be unreasonably withheld, conditioned or delayed.

20.2 Insurance TC "20.2 Insurance" \f C \l "2" .

20.2.1 Vir’s Insurance Obligations. Vir shall maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including its indemnification obligations herein, in such amounts and on such terms as are determined to be advisable by Vir, based on advice from insurance professionals, for companies of similar size and with similar resources for the activities to be conducted by Vir under this Agreement taking into account the scope of the activities for which Vir is responsible hereunder. [***]. Vir shall furnish to GSK evidence of such insurance, upon reasonable request.

20.2.2 GSK’s Insurance Obligations. GSK shall maintain, at its cost, insurance or self-insurance with respect to liabilities and other risks associated with its activities and obligations under this Agreement, including its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for large companies in the pharmaceutical industry for the activities to be conducted by GSK under this Agreement. GSK shall furnish to Vir evidence of such insurance or self-insurance, upon reasonable request.

20.3 LIMITATION OF CONSEQUENTIAL DAMAGES TC "20.3 LIMITATION OF CONSEQUENTIAL DAMAGES" \f C \l "2" . EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 20.1, [***], OR A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS IN ARTICLE 18, NEITHER VIR NOR GSK, NOR ANY OF THEIR AFFILIATES OR SUBLICENSEES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT, ITS AFFILIATES OR ANY OF THEIR SUBLICENSEES, FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES, LOST PROFITS, OR LOST DATA WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 21
Anti-Bribery and Anti-Corruption TC "ARTICLE 21 ANTI-BRIBERY AND ANTI-CORRUPTION" \f C \l "1"

21.1 Each Party shall comply fully at all times with all applicable Laws and regulations, including anti-corruption Laws. Neither Party has, and covenants that it will not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify, offer to make, or take any act in furtherance of any payment or transfer of

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anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage, or improperly assisting it or the other Party in obtaining or retaining business, or in any way with the purpose or effect of public or commercial bribery, and each Party warrants that it has taken reasonable measures to prevent subcontractors, agents or any other Third Parties subject to its control or determining influence from doing so. For the avoidance of doubt, the foregoing includes facilitating payments which are unofficial, improper small payments or gifts offered or made to government officials to secure or expedite a routine or necessary action to which other Party is legally entitled.

ARTICLE 22
Miscellaneous TC "ARTICLE 22 MISCELLANEOUS" \f C \l "1"

22.1 Dispute Resolution TC "22.1 Dispute Resolution" \f C \l "2" . Except as otherwise pursuant to Section 3.9 or with respect to any matter for which a Party has a final-decision making authority as expressly provided herein, any dispute arising out of or relating to the Agreement, or the breach, termination or validity thereof (a “Dispute”), shall be finally resolved pursuant to the following provision:

22.1.1 In the event a Dispute arises, the parties agree that they shall attempt in good faith to resolve the Dispute by negotiation between [***] (or their respective designee with power and authority to resolve such dispute) (each, a “Senior Manager”). Either Party may refer a Dispute to the applicable Senior Manager of the other Party by serving notice that Dispute has arisen and demand that negotiations commence. If the Senior Managers of both Parties are unable for any reason to resolve a Dispute within [***] after service of the notice, either party shall [***].

22.1.2 The Parties agree that they shall try in good faith to resolve the Dispute by [***] shall be finally resolved by arbitration in accordance with the procedures set forth on Schedule 22.1.

22.2 Equitable Relief TC "22.2 Equitable Relief" \f C \l "2" . Notwithstanding anything in this Agreement to the contrary, each Party has the right to pursue provisional equitable relief from any court to avoid irreparable harm, maintain the status quo, or preserve the subject matter of any Dispute, prior to the commencement of, or while the Parties are engaged in, the escalation process or dispute resolution process set forth above.

22.3 Governing Law TC "22.3 Governing Law" \f C \l "2" . This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles. The Parties acknowledge that this Agreement evidences a transaction involving interstate commerce and a foreign (non-U.S.) Party. Notwithstanding the provision in the preceding sentence with respect to the applicable substantive law, any arbitration, decision, or award rendered hereunder and the validity, effect, and interpretation of the arbitration provision shall be governed by the Federal Arbitration Act.

22.4 Assignment TC "22.4 Assignment" \f C \l "2" . Subject to any restrictions in the case of subcontracting set forth herein, this Agreement shall not be assignable by either Party in whole or in part without the prior written consent of the other Party(ies) hereto. Notwithstanding

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the foregoing, and subject (in the case of Vir) to Section 22.5, (a) GSK may assign its rights and delegate its obligations under this Agreement, in whole or in part, without consent of Vir, to an Affiliate of GSK, or a Third Party that acquires all or substantially all of the business or assets of GSK to which the subject matter of this Agreement pertains (whether by merger, reorganization, acquisition, sale of assets or otherwise); (b) Vir may assign this Agreement, without consent of GSK, but with written notice to GSK, to an Affiliate of Vir, or a Third Party that acquires all or substantially all of the business or assets of Vir (whether by merger, reorganization, acquisition, sale of assets or otherwise). All validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party.

22.5 Change of Control of Vir TC "22.5 Change of Control of Vir" \f C \l "2" . If there is a Change of Control of Vir in which Vir is acquired by an acquirer, then Vir shall [***] notify GSK in writing of such Change of Control within [***] following the consummation of such Change of Control, and upon consummation of such Change of Control of Vir, the following provisions shall apply:

22.5.1 All Vir Licensed Technology and Vir Program Technology Controlled by Vir or any of its Affiliates immediately before such Change of Control shall continue to be Vir Licensed Technology and Vir Program Technology, as applicable, for purposes of this Agreement. The Intellectual Property Rights of such acquirer and its Affiliates that existed prior to the Change of Control transaction shall not be included within the Vir Licensed Technology or Vir Program Technology licensed to GSK hereunder and shall not otherwise become subject to this Agreement, except to the extent such Intellectual Property Rights were so included in or subject to this Agreement prior to the consummation of such Change of Control or are used by such acquirer after the consummation of such Change of Control in the Development, Manufacture or Commercialization of Collaboration Products pursuant to this Agreement.

22.5.2 Each of the Committees, subcommittees and working groups shall be disbanded, and ARTICLE 3 (except for Section 3.11) shall terminate and be of no further force and effect. Any matters within the authority of a Committee, subcommittee or working group shall be determined, approved or resolved solely by the Lead Party for the applicable Collaboration Program. [***]. Any functions assigned to the Committees, subcommittees or working groups under this Agreement shall be performed solely by the Lead Party.

22.5.3 [***].

22.5.4 Any reports or information that one Party is obligated to provide to a Committee in connection with the Development and Commercialization of any Collaboration Product shall be provided instead to the other Party, provided that (a) [***], and (b) [***].

22.5.5 [***].

22.5.6 Vir may retain its existing rights to any Vir Sole Development Product following a Change of Control.

22.6 Force Majeure TC "22.6 Force Majeure" \f C \l "2" . Both Parties shall be excused from the performance of their obligations, and have no liability under this Agreement

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for failure or delay in performance of their obligations, to the extent such performance is hindered, delayed or prevented by a Force Majeure and the nonperforming Party promptly provides notice to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the non-performing Party takes reasonable efforts to remove the condition, for up to a maximum of [***], after which time the Parties will negotiate in good faith any modifications of the terms and conditions of this Agreement, to the extent possible, that may be necessary to arrive at an equitable solution. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any Force Majeure.

22.7 Notices TC "22.7 Notices" \f C \l "2" . Any notice required or permitted to be given by either Party under this Agreement shall be in writing and shall be personally delivered or sent by a nationally recognized private express courier, or by first class mail (registered or certified), or by facsimile confirmed by first class mail (registered or certified), to the respective Parties as set forth below. Notices will be deemed effective (a) [***]; (b) [***]. Either Party may change its address for purposes hereof by written notice to the other in accordance with the provisions of this Section 22.7.

If to GSK:

[***]

Attn: [***]

Each, with a copy (which shall not constitute notice) to:

[***]

Attn: [***]

If to Vir:

Vir Biotechnology, Inc.
499 Illinois Street, Suite 500
San Francisco, CA 94158
Attention: [***]
E-mail: [***]

and

Vir Biotechnology, Inc.
499 Illinois Street, Suite 500
San Francisco, CA 94158
Attention: [***]
E-mail: [***]

With a copy (which shall not constitute notice) to:

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Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304-1130
Attention: [***]
E-mail: [***]

22.8 Export Clause TC "22.8 Export Clause" \f C \l "2" . Each Party acknowledges that the Laws and regulations of the United States and other applicable Laws restrict the export and re-export of certain commodities and technical data. Each Party agrees that it will not export or re-export restricted commodities or technical data of the other Party in any form without the appropriate United States or foreign government licenses.

22.9 Waiver TC "22.9 Waiver" \f C \l "2" . The terms and conditions of this Agreement may be waived or released only by a written instrument executed by the Party or Parties waiving or releasing compliance. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term.

22.10 Severability. TC "22.10 Severability." \f C \l "2" If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

22.11 Entire Agreement; Amendments TC "22.11 Entire Agreement; Amendments" \f C \l "2" . Subject to Section 2.1, this Agreement, together with the Schedules attached hereto, the Supply Agreements, Quality Agreements, and the SPA constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. Except for the SPA, this Agreement supersedes all prior agreements and understandings between the Parties with respect to the subject matter hereof, including the Preliminary Collaboration Agreement; provided that the following provisions in the Preliminary Collaboration Agreement shall be incorporated by reference in this Agreement and shall only apply with respect to any acts, omissions or events occurring between the PCA Execution Date and the Effective Date: Sections 1-3, and 18-24 of the Preliminary Collaboration Agreement (together with the appendices referenced in such sections), provided further that ARTICLE 20 shall apply with respect to any indemnification claim a Party may have against the other Party with respect to any acts, omissions or events occurring between the PCA Execution Date and the Effective Date relating to the Preliminary Collaboration Agreement. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of both Parties.

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22.12 Independent Contractors TC "22.12 Independent Contractors" \f C \l "2" . Nothing herein shall be construed to create a partnership, or any relationship of employer and employee, agent and principal, or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party, and neither Party shall represent that it has such authority.

22.13 Headings TC "22.13 Headings" \f C \l "2" . Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

22.14 Further Actions TC "22.14 Further Actions" \f C \l "2" . Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

22.15 Books and Records TC "22.15 Books and Records" \f C \l "2" .

22.15.1 Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees shall be maintained in accordance with the Accounting Standards applicable to such Party or its Affiliates in the jurisdiction in which it operates and need not be audited.

22.15.2 In the event a legal matter arises requiring preservation of certain records, each Party will suspend the destruction of such records as requested by the other Party or as requested by any governmental body. During the Term and thereafter, in accordance with any such applicable records retention notice period(s), in the event that a Party has reasonable cause to conduct an audit of the other Party, such Party requesting the audit shall have the right upon reasonable notice (which shall be not less than [***] prior written notice) and during normal working hours to inspect, copy and audit such records. Each Party shall cooperate in any such inspection or audit of its records.

22.16 Construction of Agreement TC "22.16 Construction of Agreement" \f C \l "2" . Section 11.5 of the SPA is hereby incorporated herein, mutatis mutandis.

22.17 Supremacy TC "22.17 Supremacy" \f C \l "2" . In the event of any express conflict or inconsistency between this Agreement and any Schedule hereto, the terms and conditions of this Agreement shall control. The Parties understand and agree that the Schedules hereto are not intended to be the final and complete embodiment of any terms or conditions of this Agreement, and are to be updated from time to time during the Term, as appropriate and in accordance with the provisions of this Agreement.

22.18 Counterparts TC "22.18 Counterparts" \f C \l "2" . This Agreement may be executed and delivered (including by facsimile transmission or PDF or any other electronically transmitted signatures) in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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22.19 No Third Party Beneficiaries TC "22.19 No Third Party Beneficiaries" \f C \l "2" . This Agreement is intended for the benefit of the Parties, their respective permitted successors and assigns, and is not for the benefit of, nor many any provision hereof be enforced by, any other Person.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Execution Date by their respective duly authorized representatives as set forth below.

Glaxo Wellcome UK Limited By: /s/ John Sadler Its: Authorized Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited
Vir Biotechnology, Inc. By: /s/ George Scangos Its: President and Chief Executive Officer

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SCHEDULE 1.88

Existing Third Party Agreements

[***]

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SCHEDULE 1.99

FINANCIAL SCHEDULE

General Principles

Pre-tax profit or loss for the Territory (“Pre-Tax Profit or Loss”) and Development Costs shall be calculated in accordance with this Schedule 1.99. Unless otherwise agreed by the Financial Working Group, Pre-Tax Profit or Loss shall [***], and any other cost not specifically included in Allowable Expenses and Development Costs shall exclude any cost not specifically included in the definition of “Development Costs”, including, [***].

Principles for Calculation of Development Costs, Pre-Tax Profit or Loss

1. Pre-Tax Profit or Loss shall be calculated for each [***] by determining [***] incurred during such [***]. Notwithstanding the foregoing, on a [***] basis, the terms of Section 11.7.2 shall apply.

2. No cost item shall be allocated to more than one cost category, i.e., [***], [***].

3. Costs incurred by a Party in connection with Commercialization or Commercial Manufacture shall be allocated to the appropriate category of Allowable Expenses in accordance with [***].

4. Where a Party incurs costs under this Agreement that apply to (a) more than one Collaboration Product, (b) more than one Collaboration Program, or (c) one or more Collaboration Programs as well as products or programs that are not included under this Agreement then such Party shall [***].

5. All undefined terms shall be construed in accordance with such Accounting Standards, but only to the extent consistent with their usage and the other definitions in this Schedule 1.99 and the Agreement. To the extent [***] requested by the Non-Lead Party, the Lead Party shall provide the Non-Lead Party the appropriate back-up detail for Development Costs and Pre-Tax Profit or Loss to enable the Non-Lead Party to state its share of such Development Costs and Pre-Tax Profit or Loss in its applicable Accounting Standard. In addition, following the Effective Date, each Party shall consider in good faith reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner.

6. The Parties shall comply with any reporting requirements under securities law. For the avoidance of doubt, income and withholding Taxes imposed on either of the Parties shall not be included in the calculation of Pre-Tax Profit or Loss.

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Financial Definitions

The following definitions shall apply for the purposes of calculating Pre-Tax Profit or Loss, and other financial terms in the Agreement, including Development Cost sharing. If a financial term is not defined in this Schedule 1.99, then such term shall, on a Collaboration Product-by-Collaboration Product basis, be defined by the Financial Working Group. For purposes for the following definitions, the terms “costs” and “expenses” shall mean all direct Third Party invoiced costs and FTE Costs, unless otherwise expressly provided herein.

“Allowable Expenses” means the sum of the following costs and expenses incurred during the Term by the Parties or their Affiliates, in the conduct of Commercial Manufacture and Commercialization of the Collaboration Products in the Territory, in accordance with this Agreement during the applicable [***]:

[***]

Allowable Expenses shall, subject the annual Commercialization Budget and the terms of Section 11.7.2, include all Third Party invoiced expenses as well as FTE Costs reasonably necessary and identifiable to the Collaboration Products, either direct expenses or expenses that shall be allocated based on [***]. Upon request by either Party, the Financial Working Group shall review the methodology used to allocate expenses in connection with the calculation of Allowable Expenses. If the Financial Working Group does not approve such methodology, the Financial Working Group shall agree upon a revised methodology. Notwithstanding any other clauses in this Schedule 1.99, [***].

“[***]” means [***].

“Blocking Third Party IP Costs” means [***] attributable or allocable to, Development, Manufacture, and Commercialization of the applicable Collaboration Product and paid to a Third Party to license or acquire Intellectual Property Rights for the Development, Manufacture or Commercialization of the applicable Collaboration Product in accordance with Section 11.9 or as otherwise set forth in this Agreement.

“Development Costs” means the following costs incurred by the Parties following the Effective Date in conducting Development under the applicable Collaboration Programs, in each case to the extent incurred in accordance with this Agreement and the applicable Development Plan and Development Budget (as may be amended and approved by the JSC in accordance with Section 7.1.3) and [***]:

[***]

“[***]” means [***].

“[***]” means [***].

“Existing Third Party IP Agreement” means any license, acquisition or other agreement pursuant to which a Party has obtained any Intellectual Property Rights included within Licensed

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Technology, which agreement is existing, as applicable, (a) as of the Effective Date, including the agreements listed on Schedule 11.9.1, (b) [***], or (c) [***].

“FTE Costs” means, as applicable with respect to any period, [***].

“[***]” means, [***].

“[***]” means [***].

“Manufacturing Cost” means, with respect to a Collaboration Product, a Party’s reasonable and necessary FTE Costs and Third Party invoiced cost, determined in accordance with GAAP for Vir and IFRS for GSK, as applicable and consistently applied, and the terms and conditions of this Agreement (including approval by the JSC), incurred in Manufacturing or acquisition or securing Manufacturing capacity for such Collaboration Product. Manufacturing Costs are comprised of [***]:

[***]

Manufacturing Cost shall [***]. For clarity, Blocking Third Party IP Costs shall not be included in Manufacturing Cost. Notwithstanding the foregoing or anything to the contrary herein, [***].

“[***]” means [***]:

[***]

“[***]” means [***].

“Net Sales” means the actual gross amount invoiced by the LCP or the Non Opt-Out Party (with respect to a Sole Development Product), or the selling Party (with respect to a Rejected Target Product), or its respective Affiliates, licensee or permitted Sublicensee, for sales or other commercial disposition of a Collaboration Product, Sole Development Product, or Rejected Target Product, as the case may be, [***] to a Third Party purchaser, excluding sales between or among the LCP, Non Opt-Out Party or the selling Party and its respective Affiliates, or its licensees or Sublicensees, less the following deductions (if not already deducted from the amount invoiced), in each case to the extent [***]

“[***]” means [***].

“[***]” means [***].

“[***]” means [***].

“[***]” means [***].

“[***]” means [***].

“[***]” means:

[***]

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“[***]” means [***].

“[***]” means [***].

“[***]” means [***].

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SCHEDULE 1.125

GSK SPECIFIED INTERNAL POLICIES

(See Attached)

[***]

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SCHEDULE 1.135

Influenza Product Criteria

[***]

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Schedule 1.274

Sequences of Vir-2482 and Vir-2482XX2

[***]

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Schedule 4.1

Vir-2482 & Vir-2482XX2 Clinical Development Plans

[***]

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Schedule 4.2.1

Vir-2482 Option Data Package

[***]

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Schedule 5.1

Expanded Functional Genomics Program Flow Chart

[***]

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Schedule 6.1

[***]

[***]

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Schedule 6.2.1

Listed Target Pathogens

[***]

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SCHEDULE 7.6.5

ANIMAL WELFARE

[***]

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SCHEDULE 10.1

KEY TERMS FOR PHARMACOVIGILANCE TECHNICAL AGREEMENT

[***]

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Schedule 11.3.2

[***]

[***]

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SCHEDULE 11.8.2

ROYALTIES FOLLOWING OPT-OUT

[***]

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SCHEDULE 11.8.3

[***]

[***]

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SCHEDULE 11.9.1

EXISTING THIRD PARTY PAYMENT OBLIGATIONS

[***]

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SCHEDULE 13.3.2

[***]

[***]

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SCHEDULE 15.1.1

FORM OF MATERIAL TRANSFER RECORD

Material Transfer Record

[***]

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Schedule 22.1

Arbitration

[***]

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